Execution Version US-DOCS\149980675.9 FIFTH AMENDMENT TO CREDIT AGREEMENT This FIFTH AMENDMENT to the Credit Agreement referred to below, dated as of April 15, 2024 (this “Fifth Amendment”), by and among TUTOR PERINI CORPORATION, a Massachusetts corporation (the “Borrower”), the Guarantors party hereto, the Revolving Credit Lenders, the Swing Line Lender and the L/C Issuers parties hereto (constituting all Revolving Credit Lenders and L/C Issuers) and BMO BANK N.A. (f/k/a BMO HARRIS BANK N.A.), as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined in this Fifth Amendment have the same meanings as specified in the Credit Agreement, as amended by this Fifth Amendment (the “Amended Credit Agreement”). RECITALS WHEREAS, the Borrower, the Guarantors, the several banks and other financial institutions or entities parties from time to time and the L/C Issuers from time to time party thereto and the Administrative Agent, entered into that certain Credit Agreement, dated as of August 18, 2020 (as amended by the First Amendment, dated as of October 31, 2022, as amended by the Second Amendment, dated as of March 10, 2023, as amended by the Third Amendment, dated as of May 2, 2023, as amended by the Fourth Amendment, dated as of December 20, 2023 and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth in Exhibit A hereto; WHEREAS, each Revolving Credit Lender and L/C Issuer that executes and delivers a signature page to this Fifth Amendment hereby agrees to the terms and conditions of this Fifth Amendment (each such Revolving Credit Lender and L/C Issuer that has executed and delivered a signature page to this Fifth Amendment, a “Consenting Lender”); and WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Fifth Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Security Agreement, the other Collateral Documents, and the other Loan Documents to which it is a party. NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE I AMENDMENTS TO CREDIT AGREEMENT SECTION 1.1 Amendment of Credit Agreement. On the Fifth Amendment Effective Date (as defined below), Exhibit 10.2

2 US-DOCS\149980675.9 (a) the Borrower, the Guarantors, the Consenting Lenders and the Administrative Agent hereto agree that, the Credit Agreement shall hereby be amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in the Amended Credit Agreement attached hereto as Exhibit A, subject to the satisfaction (or written waiver) of the conditions precedent set forth in Article II below; (b) the aggregate Revolving Credit Commitment shall be reduced to $170,000,000.00, and Schedule 2.01 of the Credit Agreement shall be amended and restated, with respect to Revolving Credit Commitment of each Revolving Credit Lender, in the form of Exhibit B attached hereto; (c) to the extent, the Total Revolving Credit Outstandings exceeds the Revolving Credit Commitment (as modified by clause (b) above), such excess amounts shall be repaid to the respective Revolving Credit Lender together with any accrued and unpaid interest, and additional amounts required pursuant to Section 3.05 of the Credit Agreement; (d) each Revolving Credit Lender shall have Revolving Credit Commitment in an amount set forth opposite its name on Exhibit B; and (e) upon decrease in the Revolving Credit Commitment pursuant to this Fifth Amendment, each Revolving Credit Lender whose individual Revolving Credit Commitment is reduced (each a “Reducing RCF Lender”) will automatically and without further act be deemed to have assigned to each other Revolving Credit Lender, and each such other Revolving Credit Lender will automatically and without further act be deemed to have assumed, a portion of such Reducing RCF Lender’s participations hereunder in outstanding Swing Line Loans and Letters of Credit under the Revolving Credit Facility in accordance with such Revolving Credit Lender’s Applicable Revolving Credit Percentage, such that participations of each Revolving Credit Lender would be proportionate to such Revolving Credit Lender’s Applicable Revolving Credit Percentage as of the Fifth Amendment Effective Date. ARTICLE II CONDITIONS TO SIGNING AND EFFECTIVENESS SECTION 2.1 Fifth Amendment Signing Date. On the date of this Fifth Amendment, the Administrative Agent shall have received counterparts (or written evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart) of this Fifth Amendment duly executed by (i) each Loan Party, (ii) the Administrative Agent, (iii) each Revolving Credit Lender, (iv) the Swing Line Lender and (v) each L/C Issuer. SECTION 2.2 Fifth Amendment Effective Date. The effectiveness of this Fifth Amendment is subject to the satisfaction (or written waiver) of the following conditions (the date

3 US-DOCS\149980675.9 of satisfaction of such conditions being referred to herein as the “Fifth Amendment Effective Date”): (a) The Borrower shall have paid all fees, compensation and reasonable and documented expenses (including, without limitation, reasonable and documented legal fees and expenses to the extent invoiced at least three (3) Business Days prior to the Fifth Amendment Effective Date) of the Administrative Agent due and payable on or prior to the Fifth Amendment Effective Date, in each case, to the extent required to be paid pursuant to Section 11.04 of the Credit Agreement. (b) The Borrower shall have paid to the Administrative Agent, for the account of each Consenting Lender that executes and delivers a signature page to this Fifth Amendment to the Administrative Agent, a consent fee (“Consent Fee”) equal to 0.10% of the amount of such Consenting Lender’s Revolving Credit Commitments (whether drawn or undrawn) on the Fifth Amendment Effective Date (and after giving effect to the reduction in the Revolving Credit Commitment contemplated pursuant to Section 1.1(b)). Payment of each Consent Fee will be made in immediately available funds in Dollars and will not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter. (c) No Default or Event of Default has occurred and is continuing on the Fifth Amendment Effective Date both before and immediately after giving effect to the transactions contemplated hereunder. (d) Each of the representations and warranties made by any Loan Party in Article III of this Fifth Amendment, and in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Fifth Amendment Effective Date as if made on and as of the Fifth Amendment Effective Date, except to the extent that such representations and warranties refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. (e) The Administrative Agent shall have received a certificate executed on behalf of the Borrower by a Responsible Officer of the Borrower dated as of the Fifth Amendment Effective Date, certifying as to the matters set forth in paragraphs (c) and (d) above. (f) (i) A customary opinion of Gibson, Dunn & Crutcher, LLP, counsel to the Loan Parties and (ii) customary written opinions of local counsel to the Loan Parties, in each case, addressed to the Administrative Agent and each Consenting Lender, covering matters concerning the Loan Parties and the Loan Documents as the Consenting Lenders may reasonably request in writing but, in any event, in form and scope (including with regard to exceptions and assumptions) consistent with the legal opinions delivered on the Closing Date. (g) The repayment and refinancing in full of the 2017 Senior Notes (including termination of the 2017 Indenture and the guarantees in support thereof) with cash on hand and new senior unsecured notes in an aggregate amount not exceeding $400 million, issued by the Borrower on terms reasonably satisfactory to the Consenting Lenders and the Administrative

4 US-DOCS\149980675.9 Agent, shall have been consummated substantially simultaneously with the occurrence of the Fifth Amendment Effective Date. (h) The Administrative Agent shall have received (who shall distribute to the Consenting Lenders) (i) a certificate dated the Fifth Amendment Effective Date and executed by a Responsible Officer of each of the Loan Parties, which shall (A) certify that attached thereto is a true and complete copy of resolutions or written consents of each Loan Party’s shareholders or board of directors or other relevant governing body, as the case may be, authorizing the execution, delivery and performance of this Fifth Amendment, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect without amendment, modification or rescission, (B) certify as to the incumbency and genuineness of the signature of the officers, directors, managers or other authorized signatories of each Loan Party executing this Fifth Amendment and (C) certify that (I) (x) attached thereto is a true and complete copy of the articles or certificate of incorporation or other comparable organizational documents of each Loan Party, certified by the relevant authority of the jurisdiction of organization of each Loan Party and a true and complete copy of the bylaws, operating or comparable governing document of each Loan Party, if applicable, and (y) that such documents or agreements have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) or (II) the articles or certificate of incorporation or other comparable organizational documents of each Loan Party and the bylaws, operating or comparable governing document of each Loan Party have not been amended since the Closing Date and (ii) a certificate as of a recent date of the good standing (or equivalent) of each Loan Party under the laws of its jurisdiction of organization from the relevant authority of its jurisdiction of organization (solely to the extent such concept is applicable for the relevant jurisdiction). (i) The Administrative Aged shall have received a certificate (in form and substance consistent with this certificate delivered on the Closing Date), dated the Fifth Amendment Effective Date and signed by the chief financial officer (or other Responsible Officer with analogous duties) of the Borrower, confirming that the Borrower and its Subsidiaries, on a consolidated basis, are Solvent before and after giving effect to the Fifth Amendment on the Fifth Amendment Effective Date and the consummation of the other transactions contemplated to occur on the Fifth Amendment Effective Date. Notwithstanding anything herein to the contrary, if the Fifth Amendment Effective Date shall not have occurred prior to May 15, 2024, this Fifth Amendment shall be null and void and of no effect and the amendments to the Credit Agreement contemplated hereby shall not be effective. ARTICLE III REPRESENTATIONS AND WARRANTIES To induce the other parties hereto to enter into this Fifth Amendment, each Loan Party represents and warrants to each of the Consenting Lenders and the Administrative Agent that, as of the date of this Fifth Amendment and the Fifth Amendment Effective Date:

5 US-DOCS\149980675.9 SECTION 3.1 The Borrower and each of its Restricted Subsidiaries (a) are each duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) have all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease their respective assets and carry on their respective business and (ii) execute, deliver and perform their respective obligations under this Fifth Amendment, and (c) are duly qualified and are licensed and, as applicable, in good standing under the Laws of each jurisdiction where their respective ownership, lease or operation of properties or the conduct of their respective business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; SECTION 3.2 The execution, delivery and performance by each Loan Party of this Fifth Amendment has been duly authorized by all necessary corporate or other organizational action, and do not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries (other than, for the avoidance of doubt, payments in respect of the Amended Credit Agreement or any other Loan Document) or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law; SECTION 3.3 No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority, or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Fifth Amendment, other than those that have already been obtained and are in full force and effect; SECTION 3.4 This Fifth Amendment has been duly executed and delivered by each Loan Party. This Fifth Amendment constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms; SECTION 3.5 No Default or Event of Default has occurred and is continuing on the date of the Fifth Amendment and the Fifth Amendment Effective Date both before and immediately after giving effect to the transactions contemplated hereunder; and SECTION 3.6 Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date of the Fifth Amendment and the Fifth Amendment Effective Date as if made on and as of the date of the Fifth Amendment and the Fifth Amendment Effective Date, except to the extent that such representations and warranties refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

6 US-DOCS\149980675.9 ARTICLE IV EFFECTS ON LOAN DOCUMENTS Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as specifically amended herein or contemplated hereby, the execution, delivery and effectiveness of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents. The Borrower acknowledges and agrees that, on and after the Fifth Amendment Effective Date, this Fifth Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement. On and after the Fifth Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement, and this Fifth Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument. Nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. ARTICLE V MISCELLANEOUS SECTION 5.1 Execution by the Administrative Agent. The Administrative Agent is entering into, and signing, this Fifth Amendment in accordance with Section 11.01 of the Credit Agreement as directed by the Consenting Lenders (constituting all Lenders directly affected by the Fifth Amendment). SECTION 5.2 Indemnification. The Borrower hereby confirms that the indemnification and reimbursement provisions set forth in Sections 3.01 and 11.04 of the Amended Credit Agreement shall apply to this Fifth Amendment and the transactions contemplated hereby. SECTION 5.3 Reaffirmation. Each of the Reaffirming Parties, as party to the Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party, in each case as amended, restated, supplemented or otherwise modified from time to time, hereby (i) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) the Guaranty made by it pursuant to the Credit Agreement, (ii) acknowledges and agrees that the grants of security interests by the Loan Parties contained in the Collateral Documents shall remain in full force and effect after giving effect to the Fifth Amendment, and (iii) affirms, acknowledges and confirms all of its obligations and liabilities under the Loan Documents to which it is a party, in each case after giving effect to this Fifth Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect, in each case after giving effect to this Fifth Amendment.

7 US-DOCS\149980675.9 Nothing contained in this Fifth Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby. SECTION 5.4 Amendments; Severability. (a) This Fifth Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Lenders party hereto and the Administrative Agent, in each case to the extent required by the Amended Credit Agreement; and (b) If any provision of this Fifth Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Fifth Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 5.5 GOVERNING LAW; JURISDICTION; ETC. (a) THIS FIFTH AMENDMENT, THE AMENDED CREDIT AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIFTH AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING (WHETHER IN CONTRACT OR TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS FIFTH AMENDMENT AND THE AMENDED CREDIT AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK SUPREME COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS FIFTH AMENDMENT, THE AMENDED CREDIT AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL

8 US-DOCS\149980675.9 AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS FIFTH AMENDMENT, THE AMENDED CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIFTH AMENDMENT, THE AMENDED CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE AMENDED CREDIT AGREEMENT. NOTHING IN THIS FIFTH AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. SECTION 5.6 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIFTH AMENDMENT, THE AMENDED CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIFTH AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 5.7 Headings. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not affect the interpretation of this Fifth Amendment. SECTION 5.8 Counterparts. This Fifth Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Fifth Amendment by facsimile or other electronic imaging

9 US-DOCS\149980675.9 means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Fifth Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Fifth Amendment and the transactions contemplated hereby (including without limitation amendments or other waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written. Borrower: TUTOR PERINI CORPORATION By:?� Name: Ryan Soroka Title: Senior Vice President and Chief Financial Officer [Signature Page to Fifth Amendment to Credit Agreement]

[Signature Page to Fifth Amendment to Credit Agreement] Guarantors: ANDERSON COMPANIES, INC. FISK ACQUISITION, INC. FISK ELECTRIC COMPANY FIVE STAR ELECTRIC CORP. GREENSTAR SERVICES CORPORATION LUNDA CONSTRUCTION COMPANY NAGELBUSH MECHANICAL, INC. ROY ANDERSON CORP TUTOR PERINI BUILDING CORP. WDF/NAGELBUSH HOLDING CORP. By: ______________________________________ Name: Anthony C. Fiore Title: Secretary and Treasurer

[Signature Page to Fifth Amendment to Credit Agreement] WDF INC. By: ______________________________________

[Signature Page to Fifth Amendment to Credit Agreement] GOLDMAN SACHS BANK USA, as Revolving Credit Lender By: Name: Thomas Manning Title: Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement] DEUTSCHE BANK AG NEW YORK BRANCH, as Revolving Credit Lender By: Name: Title: By: Name: Title:

US-DOCS\149980675.9 EXHIBIT A Amended Credit Agreement [See attached]

Exhibit A CREDIT AGREEMENT Dated as of August 18, 2020 as amended by First Amendment dated as of October 31, 2022, Second Amendment dated as of March 10, 2023, Third Amendment dated as of May 2, 2023 and, Fourth Amendment dated as of December 20, 2023 and Fifth Amendment dated as of April 15, 2024 among TUTOR PERINI CORPORATION, as the Borrower, THE SUBSIDIARIES OF THE BORROWER IDENTIFIED HEREIN, as the Guarantors, BMO BANK N.A. (f/k/a BMO HARRIS BANK N.A.), as Administrative Agent and THE OTHER LENDERS PARTY HERETO GOLDMAN SACHS BANK USA, BMO CAPITAL MARKETS CORP., DEUTSCHE BANK SECURITIES INC. and MANUFACTURERS AND TRADERS TRUST COMPANY as Joint Lead Arrangers and Joint Bookrunners US-DOCS\146702970.6149986608.7

TABLE OF CONTENTS Page Article I. DEFINITIONS AND ACCOUNTING TERMS 1 1.01 Defined Terms 1 1.02 Other Interpretive Provisions 64 1.03 Accounting Terms 65 1.04 Rounding 65 1.05 Exchange Rates; Currency Equivalents 66 1.06 Additional Alternative Currencies 66 1.07 Change of Currency 66 1.08 Times of Day; Rates 67 1.09 Letter of Credit Amounts 67 1.10 Divisions 67 1.11 Certain Calculations and Tests 67 1.12 Rates. 68 Article II. THE COMMITMENTS AND CREDIT EXTENSIONS 68 2.01 The Loans 68 2.02 Borrowings, Conversions and Continuations of Loans 69 2.03 Letters of Credit 70 2.04 Swing Line Loans 77 2.05 Prepayments 80 2.06 Termination or Reduction of Commitments 83 2.07 Repayment of Loans 83 2.08 Interest 84 2.09 Fees 85 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate 85 2.11 Evidence of Debt 86 2.12 Payments Generally; Administrative Agent’s Clawback 86 2.13 Sharing of Payments by Lenders 88 2.14 [Reserved] 88 i US-DOCS\146702970.6149986608.7

TABLE OF CONTENTS (continued) Page 2.15 Cash Collateral 88 2.16 Defaulting Lenders 89 2.17 Incremental Facilities 91 2.18 Refinancing Facilities 94 2.19 Benchmark Replacement Setting. 95 Article III. TAXES, YIELD PROTECTION AND ILLEGALITY 97 3.01 Taxes 97 3.02 Illegality 100 3.03 Inability to Determine Rates. 100 3.04 Increased Costs; Capital Requirements 101 3.05 Compensation for Losses 102 3.06 Mitigation Obligations; Replacement of Lenders 102 3.07 Survival 103 Article IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 103 4.01 Conditions of Initial Credit Extension 103 4.02 Conditions to All Credit Extensions 105 Article V. REPRESENTATIONS AND WARRANTIES 105 5.01 Existence, Qualification and Power 105 5.02 Authorization; No Contravention 106 5.03 Governmental Authorization; Other Consents 106 5.04 Binding Effect 106 5.05 Financial Statements; No Material Adverse Effect 106 5.06 Litigation 106 5.07 No Default 107 5.08 Ownership of Property 107 5.09 Environmental Compliance 107 5.10 Insurance 107 5.11 Taxes 107 ii US-DOCS\146702970.6149986608.7

TABLE OF CONTENTS (continued) Page 5.12 ERISA Compliance 107 5.13 Subsidiaries 107 5.14 Margin Regulations; Investment Company Act 107 5.15 Disclosure 108 5.16 Compliance with Laws 108 5.17 Intellectual Property; Licenses, Etc 108 5.18 Solvency 108 5.19 Perfection of Security Interests in the Collateral 108 5.20 Business Locations; Taxpayer Identification Number 108 5.21 Labor Matters 108 5.22 Use of Proceeds 109 5.23 OFAC 109 5.24 Anti-Corruption Laws and Sanctions 109 5.25 Beneficial Ownership Certification 109 Article VI. AFFIRMATIVE COVENANTS 109 6.01 Financial Statements 109 6.02 Certificates; Other Information 110 6.03 Notices 112 6.04 Payment of Obligations 112 6.05 Preservation of Existence, Etc 112 6.06 Maintenance of Properties 112 6.07 Maintenance of Insurance 113 6.08 Compliance with Laws 113 6.09 Books and Records 113 6.10 Inspection Rights 113 6.11 Use of Proceeds 113 6.12 Additional Subsidiaries 114 6.13 Information Regarding Collateral 114 iii US-DOCS\146702970.6149986608.7

TABLE OF CONTENTS (continued) Page 6.14 Pledged Property 114 6.15 Designation of Subsidiaries 115 6.16 Convertible Notes 115 6.17 Credit Ratings 116 6.18 Lender Calls 116 6.19 Post-Closing Matters 116 6.20 Covenant Relief Conditions 116 Article VII. NEGATIVE COVENANTS 116 7.01 Liens 116 7.02 [Reserved] 116 7.03 Indebtedness 116 7.04 Fundamental Changes 122 7.05 Asset Dispositions 122 7.06 Restricted Payments 123 7.07 Change in Nature of Business 127 7.08 Transactions with Affiliates 127 7.09 [Reserved] 130 7.10 Use of Proceeds 130 7.11 Financial Covenant 130 7.12 Negative Pledge 131 7.13 Amendments to Junior Indebtedness 131 Article VIII. EVENTS OF DEFAULT AND REMEDIES 131 8.01 Events of Default 131 8.02 Remedies Upon Event of Default 133 8.03 Application of Funds 134 Article IX. ADMINISTRATIVE AGENT 135 9.01 Appointment and Authority 135 9.02 Rights as a Lender 135 iv US-DOCS\146702970.6149986608.7

TABLE OF CONTENTS (continued) Page 9.03 Exculpatory Provisions 135 9.04 Reliance by Administrative Agent 136 9.05 Delegation of Duties 137 9.06 Resignation of Administrative Agent 137 9.07 Non-Reliance on Administrative Agent and Other Lenders 138 9.08 No Other Duties, Etc 138 9.09 Administrative Agent May File Proofs of Claim; Credit Bidding 138 9.10 Collateral and Guaranty Matters 139 9.11 Secured Cash Management Agreements and Secured Hedge Agreements 140 Article X. GUARANTY 140 10.01 The Guaranty 140 10.02 Obligations Unconditional 141 10.03 Reinstatement 142 10.04 Certain Additional Waivers 142 10.05 Remedies 142 10.06 Rights of Contribution 142 10.07 Condition of Borrower 142 10.08 Keepwell 142 Article XI. MISCELLANEOUS 143 11.01 Amendments, Etc 143 11.02 Notices; Effectiveness; Electronic Communications 145 11.03 No Waiver; Cumulative Remedies; Enforcement 146 11.04 Expenses; Indemnity; and Damage Waiver 147 11.05 Payments Set Aside 149 11.06 Successors and Assigns 149 11.07 Treatment of Certain Information; Confidentiality 153 11.08 Right of Setoff 153 11.09 Interest Rate Limitation 154 v US-DOCS\146702970.6149986608.7

TABLE OF CONTENTS (continued) Page 11.10 Counterparts; Integration; Effectiveness 154 11.11 Survival of Representations and Warranties 154 11.12 Severability 155 11.13 Replacement of Lenders 155 11.14 Governing Law; Jurisdiction; Etc 155 11.15 WAIVER OF JURY TRIAL 156 11.16 No Advisory or Fiduciary Responsibility 156 11.17 Electronic Execution of Assignments and Certain Other Documents 157 11.18 USA PATRIOT Act Notice 157 11.19 Independence of Covenants 157 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 157 11.21 Certain ERISA Matters 158 11.22 Acknowledgement Regarding Any Supported QFCs 159 vi US-DOCS\146702970.6149986608.7

SCHEDULES 1.01 Excluded Property 1.02 Tranche A/Tranche B Term Loans and Applicable Percentage 2.01 Commitments and Applicable Percentage 5.06 Existing Litigation 5.08 Material Real Estate Assets 5.09 Environmental Matters 5.13 Subsidiaries 5.17 IP Rights 5.20 Location of Chief Executive Office, Taxpayer Identification Number, Etc. 6.19 Post-Closing Obligations 11.02 Administrative Agent’s Office, Certain Addresses for Notices EXHIBITS Form of A Committed Loan Notice B Swing Line Loan Notice C-1 Term Note C-2 Revolving Credit Note D Compliance Certificate E Assignment and Assumption F Joinder Agreement G Security Agreement H-1 - H-4 United States Tax Compliance Certificates i US-DOCS\146702970.6149986608.7

CREDIT AGREEMENT This CREDIT AGREEMENT (this “Agreement”) is entered into as of August 18, 2020, as amended by the First Amendment to Credit Agreement, dated as of October 31, 2022, the Second Amendment to Credit Agreement, dated as of March 10, 2023, the Third Amendment to Credit Agreement, dated as of May 2, 2023 and, the Fourth Amendment, dated as of December 20, 2023 and Fifth Amendment, dated as of April 15, 2024, among TUTOR PERINI CORPORATION, a Massachusetts corporation (the “Borrower”), the Guarantors defined herein from time to time party hereto, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BMO BANK N.A. (f/k/a BMO HARRIS BANK N.A.), as Administrative Agent, Swing Line Lender and L/C Issuer. RECITALS: WHEREAS, capitalized terms used in these Recitals shall have the respective meanings set forth for such terms in Section 1.01 hereof; WHEREAS, the Borrower has requested that the Lenders establish a $175,000,000 revolving credit facility and a $425,000,000 term loan facility in favor of the Borrower; and WHEREAS, subject to the terms and conditions of this Agreement, the Lenders, the L/C Issuer and the Swing Line Lender, to the extent of their respective Commitments as defined herein, are willing severally to establish the requested revolving credit facility (including a letter of credit sub-facility and swing line sub-facility) and the requested term loan facility in favor of the Borrower. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “2017 Indenture” means that certain Indenture dated April 20, 2017 among the Borrower, certain subsidiaries of the Borrower, as guarantors, and Wilmington Trust, National Association, as Trustee (as in effect on the Closing Date, and as may be amended, restated, supplemented or otherwise modified from time to time in accordance with Section 7.12). “2017 Senior Notes” means the $500,000,000 aggregate principal amount of 6.875% Senior Notes due 2025 issued pursuant to the 2017 Indenture. “Acquired Indebtedness” means Indebtedness (1) of a Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary, (2) assumed in connection with the acquisition of assets from such Person, in each case not incurred by such Person in connection with such Person becoming a Restricted Subsidiary or such acquisition or (3) of a Person at the time such Person merges or amalgamates with or into or consolidates or otherwise combines with the Borrower or any Restricted Subsidiary. Acquired Indebtedness shall be deemed to have been incurred, with respect to clause (1) of the preceding sentence, on the date such Person becomes a Restricted Subsidiary, with respect to clause (2) of the preceding sentence, on the date of consummation of such acquisition of assets and, with respect to clause (3) of the preceding sentence, on the date of the relevant merger, consolidation, amalgamation or other combination. “Acquisition”, by any Person, means the acquisition by such Person, in a single transaction or in a series of related transactions, of either (a) all or any substantial portion of the property of, or a line of business or division of, 1 US-DOCS\146702970.6149986608.7 another Person or (b) at least a majority of the Voting Stock of another Person (other than a Joint Venture), in each case whether or not involving a merger or consolidation with such other Person. “Additional Debt” means debt in respect of one or more series of senior unsecured notes, senior secured pari passu first Lien or junior Lien notes or subordinated notes (in each case issued in a public offering, Rule 144A or other private placement in lieu of the foregoing (and any Registered Equivalent Notes issued in exchange therefor)), pari passu first Lien, junior Lien or unsecured loans or secured or unsecured mezzanine Indebtedness, in each case issued, incurred or guaranteed by the Borrower or any Restricted Subsidiary after the Closing Date that: (i) except in the case of Extendable Bridge Loans, (A) in the case of debt incurred on a pari passu basis with the Obligations, does not mature on or prior to the Latest Maturity Date in effect as of the time such Additional Debt is incurred or (B) in the case of debt incurred on a junior Lien basis or unsecured, does not mature on or prior to the date that is 91 days after the Latest Maturity Date in effect as of the time such Additional Debt is incurred; (ii) except in the case of Extendable Bridge Loans with respect to their stated maturity date, (A) in the case of debt incurred on a pari passu basis with the Obligations, has a Weighted Average Life to Maturity equal to or longer than the remaining Weighted Average Life to Maturity of the then existing Term Loans (without giving effect to nominal amortization for periods where amortization has been eliminated as a result of a prepayment of the applicable Term Loans) or (B) in the case of debt incurred on a junior Lien basis or unsecured, has a Weighted Average Life to Maturity equal to or longer than the remaining Weighted Average Life to Maturity of the then existing Term Loans, plus 91 days; (iii) has affirmative and negative covenants (but not financial maintenance covenants) and events of default (other than, for the avoidance of doubt, maturity, fees, discounts, interest rate, redemption terms and redemption premiums) which, if not consistent with the terms of the Loans, shall not be materially more restrictive to the Loan Parties when taken as a whole (as reasonably determined by the Borrower) than the terms of the Loans; (iv) does not have financial maintenance covenants more restrictive than, or in addition to, the covenant set forth in Section 7.11 unless (I) the Loans have the benefit of such financial maintenance covenant on the same terms, (II) the Loans have in the future been provided with the benefit of a financial maintenance covenant, in which case such Additional Debt incurred after such future date may be provided with the benefit of the same financial maintenance covenant on the same or looser terms, or (III) such financial maintenance covenant only applies after the Latest Maturity Date with respect to the Loans in effect as of the time such Additional Debt, as applicable, is incurred; (v) the obligations in respect thereof shall not be secured by Liens on the assets of the Borrower and the Restricted Subsidiaries, other than assets constituting Collateral; (vi) no Restricted Subsidiary is a borrower or a guarantor with respect to such Indebtedness unless such Restricted Subsidiary is a Loan Party which shall have previously or substantially concurrently guaranteed or borrowed, as applicable, the Obligations; (vii) if such Additional Debt is secured, all security therefor shall be granted pursuant to documentation that is consistent in all material respects with the Collateral Documents and (A) if secured on a pari passu basis with the Obligations, the representative for such Additional Debt shall enter into a pari passu intercreditor agreement (reasonably satisfactory to the Administrative Agent) with the Administrative Agent or (B) if secured on a junior basis to the Obligations, a representative acting on behalf of the holders of such Additional Debt shall have become party to a second Lien intercreditor agreement or subordination agreement reasonably satisfactory to the Administrative Agent; and (viii) subject to Section 1.11 with respect to any Additional Debt being incurred in connection with a Limited Condition Acquisition, the aggregate principal amount of all Additional Debt at the time of issuance or incurrence shall not exceed the Maximum Additional Debt Amount at such time. 2 US-DOCS\146702970.6149986608.7

“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” means BMO Bank N.A. (f/k/a BMO Harris Bank N.A.) in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common Control with such specified Person. “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” has the meaning specified in the introductory paragraph hereto. “Alternative Currency” means each of Euro, Sterling, Yen, and each other currency (other than Dollars) that is approved in accordance with Section 1.06. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Percentage” means, (a) in respect of the Term Facility, with respect to any Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Facility represented by (i) on or prior to the date of funding of any Term Loans pursuant to a Term Commitment of a Term Lender, such Term Lender’s Term Commitment at such time, subject to adjustment as provided in Section 2.16, and (ii) thereafter, the principal amount of such Term Lender’s Term Loans under the applicable class at such time, and (b) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time, subject to adjustment as provided in Section 2.16. If the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Applicable Rate” means: (i) in respect of the Revolving Credit Facility, the following percentages per annum, based upon the First Lien Net Leverage Ratio as set forth below: 3 US-DOCS\146702970.6149986608.7

Applicable Rate for Revolving Credit Facility

Pricing Tier	First Lien Net Leverage Ratio	Adjusted Term SOFR / Letter of Credit Fees (other than Performance Letters of Credit)	Performance Letters of Credit	Base Rate	Commitment Fee
1	Greater than 1.25 to 1.00	4.75%	4.75%	3.75%	0.35%
2	Less than or equal to 1.25 to 1.00 but greater than 1.00 to 1.00	4.50%	4.50%	3.50%	0.30%
3	Less than or equal to 1.00 to 1.00	4.25%	4.25%	3.25%	0.25%

(ii) in respect of the Term Facility, (a) for SOFR Loans, 4.75% and (b) for Base Rate Loans, 3.75%; provided that if the Total Net Leverage Ratio shall be less than or equal to 2.00 to 1.00, the Applicable Rate in respect of the Term Facility shall be 4.50% for SOFR Loans and 3.50% for Base Rate Loans; and

(iii) with respect to Incremental Facilities, Other Term Loans, Other Revolving Loans, Other Revolving Commitments, the rate per annum specified in the amendment establishing such Incremental Facilities, Other Term Loans, Other Revolving Loans or Other Revolving Commitments.

Any increase or decrease in the Applicable Rate in respect of the Revolving Credit Facility resulting from a change in the First Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then upon the request of the Required Revolving Lenders, the highest Pricing Tier (Pricing Tier 1) shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for the period from the Closing Date through and including the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b) for the period of four consecutive fiscal quarters ending September 30, 2020 shall be Pricing Tier 1.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

"Applicable Revolving Credit Percentage" means with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender's Applicable Percentage in respect of the Revolving Credit Facility at such time.

"Applicable Time" means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

"Appropriate Lender" means, at any time, (a) with respect to the Term Facility or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility or holds a Term Loan or a Revolving Credit Loan, respectively, at such time, (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders and (c) with respect to the Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders.

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“Approved Foreign Bank” has the meaning set forth in clause (12) of the definition of “Cash Equivalents”. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means each of Goldman Sachs Bank USA, BMO Capital Markets Corp., Deutsche Bank Securities Inc. and Manufacturers and Traders Trust Company, each in its respective capacity as a joint lead arranger and joint bookrunner. “Asset Disposition” means: (i) the voluntary sale, conveyance, transfer or other disposition, whether in a single transaction or a series of related transactions, of property or assets (including by way of a Sale and Leaseback Transaction) of the Borrower (other than Equity Interests of the Borrower) or any of its Restricted Subsidiaries (each referred to in this definition as a “disposition”) including, but not limited to, any Securitization Transaction or Receivables Facility; or (ii) the issuance or sale of Equity Interests of any Restricted Subsidiary (other than preferred stock or Disqualified Stock of Restricted Subsidiaries issued in compliance with Section 7.03 hereof or directors’ qualifying shares and shares issued to foreign nationals as required under applicable law), whether in a single transaction or a series of related transactions; in each case, other than: (a) a disposition by a Loan Party to another Loan Party; (b) a disposition of cash, Cash Equivalents or Investment Grade Securities; (c) a disposition of inventory or other assets (including Settlement Assets) in the ordinary course of business or consistent with past practice or held for sale or no longer used in the ordinary course of business; (d) a disposition of obsolete, worn out, uneconomic, damaged or surplus property, equipment or other assets or property, equipment or other assets that are no longer economically practical or commercially desirable to maintain or used or useful in the business of the Borrower and its Restricted Subsidiaries, whether now or hereafter owned or leased or acquired in connection with an acquisition or used or useful in the conduct of the business of the Borrower and its Restricted Subsidiaries (including by ceasing to enforce, allowing the lapse, abandonment or invalidation of or discontinuing the use or maintenance of or putting into the public domain any intellectual property that is, in the reasonable judgment of the Borrower or the Restricted Subsidiaries, no longer used or useful, or economically practicable to maintain, or in respect of which the Borrower or any Restricted Subsidiary determines in its reasonable business judgment that such action or inaction is desirable); (e) transactions permitted under Section 7.04 hereof or a transaction that constitutes a Change of Control; (f) Equity Offerings by a Restricted Subsidiary to the Borrower or to another Restricted Subsidiary or as part of or pursuant to an equity incentive or compensation plan approved by the Board of Directors; (g) any dispositions of Equity Interests, properties or assets in a single transaction or series of related transactions with a fair market value (as determined in good faith by the Borrower) of less than $25,000,000; provided, that dispositions under this clause (g) may not exceed $50,000,000 in any calendar year; 5 US-DOCS\146702970.6149986608.7

(h) any Restricted Payment that is permitted to be made, and is made, under Section 7.06 and the making of any Permitted Payment or Permitted Investment or, solely for purposes of Section 7.05(a)(iii), asset sales, the proceeds of which are used to make such Restricted Payments or Permitted Investments; (i) dispositions in connection with Permitted Liens; (j) dispositions of receivables in connection with the compromise, settlement or collection thereof in the ordinary course of business or consistent with past practice or in bankruptcy or similar proceedings and exclusive of factoring or similar arrangements; (k) conveyances, sales, transfers, licenses or sub-licenses or other dispositions of intellectual property, software or other general intangibles and licenses, sub-licenses, leases or subleases of other property, in each case, in the ordinary course of business or consistent with past practice or pursuant to a research or development agreement in which the counterparty to such agreement receives a license in the intellectual property or software that results from such agreement; (l) the lease, assignment or sub-lease of any real or personal property in the ordinary course of business; (m) foreclosure, condemnation or any similar action with respect to any property or other assets; (n) the sale or discount (with or without recourse, and on customary or commercially reasonable terms and for credit management purposes) of accounts receivable or notes receivable arising in the ordinary course of business or consistent with past practice, or the conversion or exchange of accounts receivable for notes receivable; (o) any disposition of Equity Interests, Indebtedness or other securities of an Unrestricted Subsidiary or an Insignificant Subsidiary; (p) any disposition of Equity Interests of a Restricted Subsidiary pursuant to an agreement or other obligation with or to a Person (other than the Borrower or a Restricted Subsidiary) from whom such Restricted Subsidiary was acquired, or from whom such Restricted Subsidiary acquired its business and assets (having been newly formed in connection with such acquisition), made as part of such acquisition and in each case comprising all or a portion of the consideration in respect of such sale or acquisition; (q) (i) dispositions of property to the extent that such property is exchanged for credit against the purchase price of similar replacement property that is promptly purchased, (ii) dispositions of property to the extent that the proceeds of such disposition are promptly applied to the purchase price of such replacement property (which replacement property is actually promptly purchased), and (iii) to the extent allowable under Section 1031 of the Code, any exchange of like property (excluding any boot thereon) for use in a Similar Business; (r) any disposition of Securitization Assets or Receivables Assets, or participations therein, in connection with any Securitization Transaction or Receivables Facility, or the disposition of an account receivable in connection with the collection or compromise thereof on market terms (as determined in good faith by the Borrower) and in the ordinary course of business or consistent with past practice; (s) any financing transaction with respect to property constructed, acquired, replaced, repaired or improved (including any reconstruction, refurbishment, renovation and/or development of real property) by the Borrower or any Restricted Subsidiary after the Closing Date, including Sale and Leaseback Transactions and asset securitizations, permitted by this Agreement; 6 US-DOCS\146702970.6149986608.7

(t) dispositions of Investments in Joint Ventures or similar entities to the extent required by, or made pursuant to customary buy/sell arrangements between, the parties to such Joint Venture set forth in joint venture arrangements and similar binding arrangements; (u) any surrender or waiver of contractual rights or the settlement, release, surrender or waiver of contractual, tort, litigation or other claims of any kind; (v) the unwinding of any services under Cash Management Agreements or Swap Obligations; and (w) dispositions of non-core assets. In the event that a transaction (or any portion thereof) meets the criteria of a permitted Asset Disposition and would also be a Permitted Investment or an Investment permitted under Section 7.06, the Borrower, in its sole discretion, will be entitled to divide and classify such transaction (or a portion thereof) as an Asset Disposition and/or one or more of the types of Permitted Investments or Investments permitted under Section 7.06. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E, or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent binding such Eligible Assignee as a “Lender” hereunder. “ASU” has the meaning set forth in Section 1.03(d). “Audited Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2019, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto. “Auto-Extension Letter of Credit” has the meaning set forth in Section 2.03(b)(iii). “Availability Period” means, in respect of the Revolving Credit Facility, the period from and including the Closing Date to the earliest of (a) the Maturity Date for the Revolving Credit Facility, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02. “Available Amount” means, as of any date, an amount, not less than zero, determined on a cumulative basis, equal to the sum, without duplication, of: (i) the greater of (a) $55,000,000 and (b) 15% of LTM EBITDA; (ii) 50% of Consolidated Net Income for the period (treated as one accounting period) from the first day of the fiscal quarter in which the Closing Date occurs to the end of the most recent fiscal quarter ending prior to the date of such Restricted Payment for which internal consolidated financial statements of the Borrower are available (or, in the case such Consolidated Net Income is a deficit, minus 100% of such deficit); (iii) 100% of the aggregate cash, and the fair market value of property or assets or marketable securities, received by the Borrower from the issue or sale of its Equity Interests or as the result of a merger 7 US-DOCS\146702970.6149986608.7 or consolidation with another Person subsequent to the Closing Date or otherwise contributed to the equity (in each case other than through the issuance of Disqualified Stock or Designated Preferred Stock) of the Borrower subsequent to the Closing Date (other than (x) Net Cash Proceeds or property or assets or marketable securities received from an issuance or sale of such Equity Interests to a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any Subsidiary of the Borrower for the benefit of its employees to the extent funded by the Borrower or any Restricted Subsidiary, (y) cash or property or assets or marketable securities to the extent that any Restricted Payment has been made from such proceeds in reliance on Section 7.06(b)(vi) and (z) Excluded Contributions), in each case, to the extent not previously applied for a purpose other than use in the Available Amount; (iv) 100% of the aggregate Net Cash Proceeds, and the fair market value of property or assets or marketable securities, received by the Borrower or any Restricted Subsidiary from the issuance or sale (other than to the Borrower or a Restricted Subsidiary of the Borrower or an employee stock ownership plan or trust established by the Borrower or any Subsidiary of the Borrower for the benefit of their employees to the extent funded by the Borrower or any Restricted Subsidiary) by the Borrower or any Restricted Subsidiary subsequent to the Closing Date of any Indebtedness, Disqualified Stock or Designated Preferred Stock that has been converted into or exchanged for Equity Interests of the Borrower (other than Disqualified Stock or Designated Preferred Stock) plus, without duplication, the amount of any cash, and the fair market value of property or assets or marketable securities, received by the Borrower or any Restricted Subsidiary upon such conversion or exchange; (v) 100% of the aggregate amount received in cash and the fair market value, as determined in good faith by the Borrower, of marketable securities or other property received by means of: (i) the sale or other disposition (other than to the Borrower or a Restricted Subsidiary) of Restricted Investments made by the Borrower or its Restricted Subsidiaries and repurchases and redemptions of such Restricted Investments from the Borrower or its Restricted Subsidiaries and repayments of loans or advances, and releases of guarantees, which constitute Restricted Investments by the Borrower or its Restricted Subsidiaries, in each case after the Closing Date; or (ii) the sale (other than to the Borrower or a Restricted Subsidiary) of the stock of an Unrestricted Subsidiary or a distribution from an entity that is not the Borrower or a Restricted Subsidiary (other than to the extent of the amount of the Investment that constituted a Permitted Investment and will increase the amount available under the applicable clause of the definition of “Permitted Investment”) or a dividend from an entity that is not the Borrower or a Restricted Subsidiary after the Closing Date; (vi) in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary or the merger, amalgamation or consolidation of an Unrestricted Subsidiary into the Borrower or a Restricted Subsidiary or the transfer of all or substantially all of the assets of an Unrestricted Subsidiary to the Borrower or a Restricted Subsidiary after the Closing Date, the fair market value of the Investment in such Unrestricted Subsidiary (or the assets transferred), as determined in good faith by the Borrower at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary or at the time of such merger, amalgamation or consolidation or transfer of assets (after taking into consideration any Indebtedness associated with the Unrestricted Subsidiary so designated or merged, amalgamated or consolidated or Indebtedness associated with the assets so transferred), other than to the extent of the amount of the Investment that constituted a Permitted Investment; and (vii) any Declined Proceeds; minus (viii) the use of such Available Amount since the Closing Date. “Available Tenor” means, as of any date of determination and with respect to the then current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in 8 US-DOCS\146702970.6149986608.7 each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.19(d). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate” and (c) on and after the Third Amendment Effective Date, the applicable Adjusted Term SOFR (after giving effect to any applicable “floor”) determined on a daily basis for an Interest Period of one (1) month plus 1%; provided that, if the Base Rate as so determined would be less than 0.00%, the Base Rate will be deemed to be 0.00%. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. On and after the Third Amendment Effective Date any change in the Base Rate due to a change in the “prime rate”, the Federal Funds Rate or Adjusted Term SOFR shall be effective on the effective date of such change in the “prime rate”, the Federal Funds Rate or Adjusted Term SOFR, as the case may be. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.19(a). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (a) the sum of, (i) Daily Simple SOFR and (ii) (I) in case of any Revolving Credit Loans, 0.10% per annum, and (II) in case of any Term Loans, 0.26161% per annum; or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by 9 US-DOCS\146702970.6149986608.7 the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). 10 US-DOCS\146702970.6149986608.7

“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.19 and (b) ending at the time that an Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.19. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Arrangement” means an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Pension Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by the Borrower or any ERISA Affiliate. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Board of Directors” means (a) in the case of a Person that is a limited partnership, the general partner or any committee authorized to act therefor, (b) in the case of a Person that is a corporation, the board of directors of such Person or any committee authorized to act therefor, (c) in the case of a Person that is a limited liability company, the board of managers or members of such Person or such Person’s manager or any committee authorized to act therefor, and (d) in the case of any other Person, the board of directors, management committee or similar governing body or any authorized committee thereof responsible for the management of the business and affairs of such Person. “Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Borrowing, as the context may require. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any SOFR Loan, means any such day that is also a U.S. Government Securities Business Day. “Business Successor” means (a) any former Subsidiary of the Borrower and (b) any Person that, after the Closing Date, has acquired, merged or consolidated with a Subsidiary of the Borrower (that results in such Subsidiary ceasing to be a Subsidiary of the Borrower), or acquired (in one transaction or a series of transactions) all or substantially all of the property and assets or business of a Subsidiary or assets constituting a business unit, line of business or division of a Subsidiary of the Borrower. “Capitalized Lease Obligations” means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes on the basis of GAAP. The amount of Indebtedness represented by such obligation will be the capitalized amount of such obligation at the time any determination thereof is to be made as determined on the basis of GAAP, and the Stated Maturity thereof will be the date of the last payment of rent or any other amount due under such lease prior to the first date such lease may be terminated without penalty. 11 US-DOCS\146702970.6149986608.7

“Captive Insurance Company” means a Subsidiary of the Borrower created solely for providing self-insurance for the Borrower and its Subsidiaries and the Permitted Insured and engaging in no other activities other than activities ancillary thereto and necessary for the maintenance of corporate existence. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuer or Swing Line Lender (as applicable) and the Revolving Credit Lenders, as collateral for L/C Obligations, Obligations in respect of Swing Line Loans, or obligations of Revolving Credit Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the Administrative Agent, the L/C Issuer or Swing Line Lender shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the L/C Issuer or the Swing Line Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means: (1) (a) Dollars, Canadian dollars, Euro or Sterling; or (b) any other foreign currency held by the Borrower and the Restricted Subsidiaries in the ordinary course of business; (2) securities issued or directly and fully Guaranteed or insured by the United States, Canadian or Swiss governments, a member state of the European Union or, in each case, any agency or instrumentality thereof (provided that the full faith and credit of such country or such member state is pledged in support thereof), having maturities of not more than two years from the date of acquisition; (3) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers’ acceptances having maturities of not more than one year from the date of acquisition thereof issued by any lender or by any bank or trust company (a) whose commercial paper is rated at least “A-2” or the equivalent thereof by S&P or at least “P-2” or the equivalent thereof by Moody’s (or if at the time neither is issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization) or (b) (in the event that the bank or trust company does not have commercial paper which is rated) having combined capital and surplus in excess of $100,000,000; (4) repurchase obligations for underlying securities of the types described in clauses (2), (3) and (7) entered into with any bank meeting the qualifications specified in clause (3) above; (5) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Person referenced in clause (3) above; (6) commercial paper and variable or fixed rate notes issued by a bank meeting the qualifications specified in clause (3) above (or by the parent company thereof) maturing within one year after the date of creation thereof or any commercial paper and variable or fixed rate note issued by, or guaranteed by a corporation rated at least (A) “A-1” or higher by S&P or “P-1” or higher by Moody’s (or, if at the time, neither is issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization selected by the Borrower) maturing within two years after the date of creation thereof or (B) “A-2” or higher by S&P or “P-2” or higher by Moody’s (or, if at the time, neither is issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization selected by the Borrower) maturing within one year after the date of creation thereof, or, in each case, if no rating is available in respect of the commercial paper or fixed rate notes, the issuer of which has an equivalent rating in respect of its long-term debt; (7) marketable short-term money market and similar securities having a rating of at least “P-2” or “A-2” from either S&P or Moody’s, respectively (or, if at the time, neither is issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization selected by the Borrower), and in each case maturing within 24 months after the date of creation or acquisition thereof; 12 US-DOCS\146702970.6149986608.7

(8) readily marketable direct obligations issued by any state, province, commonwealth or territory of the United States of America, Canada, Switzerland, any member state of the European Union or any political subdivision, taxing authority or public instrumentality thereof, in each case, having one of the two highest ratings categories obtainable from either Moody’s or S&P (or, if at the time, neither is issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization selected by the Borrower) with maturities of not more than two years from the date of creation or acquisition; (9) readily marketable direct obligations issued by any foreign government or any political subdivision, taxing authority or public instrumentality thereof, in each case, having one of the two highest ratings categories obtainable by S&P or Moody’s (or, if at the time, neither is issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization selected by the Borrower) with maturities of not more than two years from the date of acquisition; (10) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated within the three highest ratings categories by S&P or Moody’s (or, if at the time, neither is issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization selected by the Borrower); (11) with respect to any Foreign Subsidiary: (i) obligations of the national government of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business; provided such country is a member of the Organization for Economic Cooperation and Development, in each case maturing within one year after the date of investment therein, (ii) certificates of deposit of, bankers’ acceptance of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business; provided such country is a member of the Organization for Economic Cooperation and Development, and whose short-term commercial paper rating from S&P is at least “A-2” or the equivalent thereof or from Moody’s is at least “P-2” or the equivalent thereof (any such bank being an “Approved Foreign Bank”), and in each case with maturities of not more than 270 days from the date of acquisition and (iii) the equivalent of demand deposit accounts which are maintained with an Approved Foreign Bank; (12) Indebtedness or Preferred Stock issued by Persons with a rating of “BBB-” or higher from S&P or “Baa3” or higher from Moody’s (or, if at the time, neither is issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization selected by the Borrower) with maturities of 24 months or less from the date of acquisition; (13) bills of exchange issued in the United States, Canada, a member state of the European Union or Japan eligible for rediscount at the relevant central bank and accepted by a bank (or any dematerialized equivalent); (14) investments in money market funds access to which is provided as part of “sweep” accounts maintained with any bank meeting the qualifications specified in clause (3) above; (15) investments in industrial development revenue bonds that (i) “re-set” interest rates not less frequently than quarterly, (ii) are entitled to the benefit of a remarketing arrangement with an established broker dealer and (iii) are supported by a direct pay letter of credit covering principal and accrued interest that is issued by any bank meeting the qualifications specified in clause (3) above; (16) investments in pooled funds or investment accounts consisting of investments in the nature described in the foregoing clause (15); (17) Cash Equivalents or instruments similar to those referred to in clauses (1) through (16) above denominated in Dollars or any Alternative Currency; 13 US-DOCS\146702970.6149986608.7

(18) interests in any readily tradeable investment company, money market, enhanced high yield fund or other investment fund which invests 90.0% or more of its assets in instruments of the types specified in clauses (1) through (17) above; and (19) any marketable securities portfolio owned by the Borrower and its Subsidiaries on the Closing Date. In the case of Investments by any Foreign Subsidiary that is a Restricted Subsidiary or Investments made in a country outside the United States of America, Cash Equivalents shall also include (a) investments of the type and maturity described in clauses (1) through (9) and clauses (11) through (14) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (b) other short-term investments utilized by Foreign Subsidiaries that are Restricted Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (1) through (14) and in this paragraph. Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clause (1) above, provided that such amounts are converted into any currency listed in clause (1) as promptly as practicable and in any event within 10 Business Days following the receipt of such amounts. For the avoidance of doubt, any items identified as Cash Equivalents under this definition (other than clause (16) above) will be deemed to be Cash Equivalents for all purposes under this Agreement regardless of the treatment of such items under GAAP. “Cash Management Agreement” means any agreement to provide any of the following to the extent not constituting a line of credit (other than an overnight draft facility that is not in default): automated clearing house transactions, treasury, depository, credit or debit card, purchasing card, stored value card, electronic fund transfer services and/or cash management services, including, without limitation, controlled disbursement services, overdraft facilities, foreign exchange facilities, deposit and other accounts and merchant services or other cash management arrangements in the ordinary course of business or consistent with past practice. “Cash Management Bank” means any Person that, at the time it enters into a Cash Management Agreement, is a Lender or an Arranger or the Administrative Agent or an Affiliate of a Lender or an Arranger or the Administrative Agent, in its capacity as a party to such Cash Management Agreement. “CFC” shall mean any Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means: (1) the Borrower becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the Closing Date), other than one or more Permitted Holders, becoming the “beneficial owner” (as defined in Rules 13d-3 of the Exchange Act as in effect on the Closing Date) of more than 50.0% of the total voting power of the Voting Stock of the Borrower; 14 US-DOCS\146702970.6149986608.7

(2) the sale, lease, transfer, conveyance or other disposition (other than by way of merger, amalgamation, consolidation or other business combination transaction), in one or a series of related transactions, of all or substantially all of the assets of the Borrower and its Restricted Subsidiaries taken as a whole to a Person, other than the Borrower or any of its Restricted Subsidiaries or one or more Permitted Holders; or (3) a “change of control” or similar event shall occur under any of the 2017 Senior Notes. Notwithstanding the foregoing, (x) the right to acquire Voting Stock (so long as such person does not have the right to direct the voting of the Voting Stock subject to such right) or any veto power in connection with the acquisition or disposition of Voting Stock will not cause a party to be a “beneficial owner,” and (y) a transaction will not be deemed to involve a Change of Control solely as a result of the Borrower becoming a direct or indirect wholly-owned subsidiary of a holding company if (A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of our Voting Stock immediately prior to that transaction, or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, or more than 50.0% of the Voting Stock of such holding company. “CIS” means PCR Insurance Company, an Arizona corporation, one hundred percent of the Equity Interests in which are held by the Borrower, which acts as a Captive Insurance Company for the purpose of engaging in the business of insuring certain business risks of the Borrower and its Subsidiaries and Permitted Insureds. “Closing Date” means the date on which all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 11.01. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means a collective reference to all real and personal property with respect to which Liens in favor of the Administrative Agent, for the benefit of itself and the Secured Parties, are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents. “Collateral Documents” means a collective reference to the Security Agreement, the Mortgages, intellectual property security agreements and any and all other security documents as may be executed and delivered by any one or more of the Loan Parties pursuant to the terms of this Agreement, including without limitation, pursuant to the terms of Section 6.14, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties. “Collateral Foreign Subsidiary” has the meaning set forth in the definition of “Excluded Property”. “Commitment” means (i) a Term Commitment, (ii) a Revolving Credit Commitment, (iii) an Incremental Term Commitment, (iv) an Incremental Revolving Commitment, (v) an Other Term Commitment or (vi) an Other Revolving Commitment, as the context may require. “Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to another, or (d) a continuation of SOFR Loans, pursuant to Section 2.02(a), substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent, including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent (provided that a Committed Loan Notice requesting only a conversion of Loans to another Type or a continuation of SOFR Loans shall not contain a reaffirmation of representations and warranties), appropriately completed and signed by a Responsible Officer of the Borrower. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. 15 US-DOCS\146702970.6149986608.7

“Compliance Certificate” means a certificate substantially in the form of Exhibit D. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.05 and other technical, administrative or operational matters) that the Administrative Agent decides, in consultation with the Borrower, may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides, in consultation with the Borrower, that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides, in consultation with the Borrower, is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consenting Lender” has the meaning specified in the Fourth Amendment. “Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense, including amortization or write-off of (i) intangibles and non-cash organization costs, (ii) deferred financing fees or costs and (iii) capitalized expenditures, customer acquisition costs and incentive payments, conversion costs and contract acquisition costs, the amortization of original issue discount resulting from the issuance of Indebtedness at less than par and amortization of favorable or unfavorable lease assets or liabilities, of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP and any write-down of assets or asset value carried on the balance sheet. “Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period: (1) increased (without duplication) by: (a) any fees, costs, expenses or charges (other than Consolidated Depreciation and Amortization Expense) related to any actual, proposed or contemplated Equity Offering, Permitted Investment, acquisition, disposition, recapitalization or the incurrence of Indebtedness permitted to be incurred by this Indenture (including a refinancing thereof) (whether or not successful), including (i) such fees, expenses or charges related to the offering of the Convertible Notes, the 2017 Senior Notes, this Agreement, Receivables Facilities, Securitization Transactions, any other Indebtedness permitted to be incurred under this Agreement and any Securitization Fees, and (ii) any amendment, waiver or other modification of the Convertible Notes, the 2017 Senior Notes, this Agreement, Receivables Facilities, Securitization Transactions, any Securitization Fees, any other Indebtedness permitted to be incurred under this Agreement or any Equity Offering, in each case, whether or not consummated, to the extent the same were deducted (and not added back) in computing Consolidated Net Income; plus (b) provision for Taxes based on income, profits, revenue or capital, including, without limitation, federal, state, provincial, territorial, local, foreign, unitary, excise, property, franchise and similar Taxes and foreign withholding and similar Taxes of such Person paid or accrued during such period, including any penalties and interest relating to any Tax examinations (including, without limitation, any 16 US-DOCS\146702970.6149986608.7 additions to such Taxes, and any penalties and interest with respect thereto), deducted (and not added back) in computing Consolidated Net Income; plus (c) any other non-cash charges, write-downs, expenses, losses, non-cash judgments or settlements and related non-cash expenses or non-cash items reducing Consolidated Net Income for such period including any impairment charges or the impact of purchase accounting (excluding any such non-cash charge, write-down or item representing an accrual or reserve for project write-downs or operations in the ordinary course); provided, that if any such non-cash charge, write-down or item represents an accrual or reserve for a cash expenditure for a future period then the cash payment in such future period shall be subtracted from Consolidated EBITDA when paid; provided further, that, for the purpose of calculating Consolidated EBITDA when used to calculate the First Lien Net Leverage Ratio in order to determine compliance with Section 7.11 of this Agreement and when used in clause (i) of the definition of “Applicable Rate” (and for the avoidance of doubt, no other Section or definition) (, in each case, (I) beginning with the four fiscal quarter period ending March 31, 2023) and ending with the four fiscal quarter period ending June 30, 2025, the aggregate amount added back resulting from non-cash settlements (and for the avoidance of doubt, no other non-cash items) pursuant to this clause (c) arising on and after January 1, 2023 that reduces Consolidated Net Income for the fiscal quarter ending March 31, 2023 or any subsequent fiscal quarter through and including June 30, 2025, shall not exceed 15% of Consolidated EBITDA in any period of four consecutive quarters and (II) beginning with the four fiscal quarter period ending September 30, 2025, the aggregate amount added back resulting from non-cash judgements and/or non-cash settlements (and for the avoidance of doubt, no other non-cash items) pursuant to this clause (c), shall not exceed 25% of Consolidated EBITDA in any period of four consecutive quarters; plus (d) (i) the amount of any restructuring charge, reserve, integration cost or other business optimization expense or cost (including charges directly related to the implementation of cost-savings initiatives) that is deducted (and not added back) in such period in computing Consolidated Net Income, including any one-time costs incurred in connection with acquisitions or divestitures after the Closing Date, including, without limitation, those related to any severance, retention, signing bonuses, relocation, recruiting and other employee related costs, future lease commitments and costs related to the opening and closure and/or consolidation of facilities and to exiting lines of business and (ii) fees, costs and expenses associated with acquisition related litigation and settlements thereof; provided, that such aggregate amounts pursuant to this clause (d), together with any add-backs made pursuant to clause (5) of the definition of “Consolidated Net Income”, shall not exceed 20% of Consolidated EBITDA in any period of four consecutive quarters, prior to giving effect to the pro forma adjustments (with such adjustments as are consistent with the pro forma adjustments set forth in the definition of “Pro Forma Basis”, which shall apply mutatis mutandis) for such period; provided, further, that for the avoidance of doubt, this clause (d) shall not include any addbacks for lost revenue solely resulting from or solely attributable to COVID-19; plus (e) any net loss included in the Consolidated Net Income attributable to non-controlling interests pursuant to the application of FASB ASC Topic 810-10-45 (“Topic 810”); plus (f) the amount of board of director fees, management, monitoring, advisory, consulting, refinancing, subsequent transaction, advisory and exit fees (including termination fees) and related indemnities and expenses paid or accrued in such period to any member of the board of directors of the Borrower, any Permitted Holder or any Affiliate of a Permitted Holder to the extent permitted under Section 7.08; plus (g) net realized losses from Swap Obligations or embedded derivatives that require similar accounting treatment and the application of FASB ASC Topic 815 and related pronouncements; plus 17 US-DOCS\146702970.6149986608.7

(h) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to clause (2) below for any previous period and not added back; plus (i) any costs or expense incurred by the Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement, any severance agreement or any stock subscription or shareholder agreement; plus (j) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of the initial application of FASB ASC Topic 715, and any other items of a similar nature; plus (k) (i) the amount of loss or discount on a sale of Securitization Assets and related assets to the Securitization Subsidiary in connection with a Securitization Transaction and (ii) fees related to Securitization Transaction; plus (l) earn-out and contingent consideration obligations (including to the extent accounted for as bonuses or otherwise) and adjustments thereof and purchase price adjustments, in each case in connection with acquisitions or an Investment; plus (m) [Reserved]; (n) Fixed Charges of such Person for such period (including (x) net losses on any Swap Obligations or other derivative instruments entered into for the purpose of hedging interest rate, currency or commodities risk, (y) bank fees and (z) costs of surety bonds in connection with financing activities, plus amounts excluded from the definition of “Consolidated Interest Expense” pursuant to clauses (t) through (z) in clause (1) thereof), to the extent the same were deducted (and not added back) in calculating such Consolidated Net Income; plus (o) Consolidated Depreciation and Amortization Expense of such Person for such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income; plus (p) the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-Wholly Owned Subsidiary; plus (q) realized foreign exchange losses resulting from the impact of foreign currency changes on the valuation of assets or liabilities on the balance sheet of the Borrower and its Restricted Subsidiaries; plus (r) the amount of expenses relating to payments made to option holders of the Borrower or any Parent Entity in connection with, or as a result of, any distribution being made to equityholders of such Person or its Parent Entities, which payments are being made to compensate such option holders as though they were equityholders at the time of, and entitled to share in, such distribution, in each case to the extent permitted under this Agreement; plus (s) losses, expenses or charges (including all fees and expenses or charges related thereto) (i) from abandoned, closed, disposed or discontinued operations and any losses on disposal 18 US-DOCS\146702970.6149986608.7 of abandoned, closed or discontinued operations and (ii) attributable to business dispositions or asset dispositions (other than in the ordinary course of business) as determined in good faith; plus (t) to the extent the related loss is not added back in calculating such Consolidated Net Income, proceeds of business interruption insurance policies to the extent of such related loss; and (2) decreased (without duplication) by: (a) non-cash gains increasing Consolidated Net Income of such Person for such period, including non-cash gains related to non-cash judgments or settlements, but excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period; plus (b) any net income included in Consolidated Net Income attributable to non-controlling interests pursuant to the application of Topic 810. “Consolidated Interest Expense” means, with respect to any Person for any period, without duplication, the sum of: (i) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (a) amortization of original issue discount or premium resulting from the issuance of Indebtedness at less than par (other than with respect to Indebtedness borrowed under the Credit Agreement in connection with the Transactions), (b) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers acceptances, (c) non-cash interest payments (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of any Swap Obligations or other derivative instruments pursuant to GAAP), (d) the interest component of Capitalized Lease Obligations, and (e) net payments, if any, pursuant to interest rate Swap Obligations with respect to Indebtedness, and excluding (s) Securitization Fees; (t) penalties and interest relating to Taxes, (u) any additional interest owing pursuant to any registration rights agreement, (v) accretion or accrual of discounted liabilities, other than Indebtedness, (w) any expense resulting from the discounting of any Indebtedness in connection with the application of purchase accounting in connection with any acquisition, (x) amortization or write-off of deferred financing fees, debt issuance costs, debt discount or premium, terminated hedging obligations and other commissions, financing fees and expenses and, adjusted, to the extent included, to exclude any refunds or similar credits received in connection with the purchasing or procurement of goods or services under any purchasing card or similar program, (y) any expensing of bridge, commitment and other financing fees and (z) interest with respect to Indebtedness of any parent of such Person appearing upon the balance sheet of such Person solely by reason of push-down accounting under GAAP); plus (ii) consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued; less (iii) interest income for such period. For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. “Consolidated Net Income” means, with respect to any Person for any period, the net income (loss) of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis on the basis of GAAP and before any reduction in respect of Preferred Stock dividends; provided, however, that there will not be included in such Consolidated Net Income: 19 US-DOCS\146702970.6149986608.7

(1) any net income (loss) of any Person if such Person is not a wholly-owned Restricted Subsidiary, except that the net income of any Restricted Subsidiary attributable to the Borrower for such period will be included in such Consolidated Net Income; (2) any net income (loss) of any Person if such Person is not a Restricted Subsidiary (including any net income (loss) from investments recorded in such Person under the equity method of accounting), except that the Borrower’s equity in the net income of any such Person for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents actually distributed or that (as reasonably determined by an officer of the Borrower) could have been distributed by such Person during such period to the Borrower or a Restricted Subsidiary as a dividend or other distribution or return on investment (subject, in the case of a dividend or other distribution or return on investment to a Restricted Subsidiary, to the limitations contained in clause (3) below); (3) solely for the purpose of determining the amount available for the Available Amount, any net income (loss) of any Restricted Subsidiary (other than the Guarantors) if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Borrower or a Guarantor by operation of the terms of such Restricted Subsidiary’s articles, charter or any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applicable to such Restricted Subsidiary or its shareholders (other than (a) restrictions that have been waived or otherwise released, (b) restrictions pursuant to this Agreement, the 2017 Senior Notes or the 2017 Indenture, and (c) restrictions permitted by this Agreement), except that the Borrower’s equity in the net income of any such Restricted Subsidiary for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents actually distributed or that could have been distributed by such Restricted Subsidiary during such period to the Borrower or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend to another Restricted Subsidiary, to the limitation contained in this clause); (4) any gain (or loss), together with any related provisions for Taxes on any such gain (or the tax effect of any such loss), realized upon the sale or other disposition of any asset or disposed or discontinued operations of the Borrower or any Restricted Subsidiaries which is not sold or otherwise disposed of in the ordinary course of business (as determined in good faith by an officer or the board of directors of the Borrower); (5) any extraordinary, exceptional, unusual or nonrecurring gain, loss, charge or expense or any charges, expenses or reserves in respect of any restructuring, redundancy or severance expense or relocation costs, integration and facilities’ opening costs and other business optimization expenses and operating improvements (including related to new product introductions), systems development and establishment costs, accruals or reserves (including restructuring and integration costs related to acquisitions after the Closing Date and adjustments to existing reserves), whether or not classified as restructuring expense on the consolidated financial statements, signing costs, retention or completion bonuses, transition costs, costs related to closure/consolidation of facilities, internal costs in respect of strategic initiatives and curtailments or modifications to pension and post-retirement employee benefit plans (including any settlement of pension liabilities), contract terminations and professional and consulting fees incurred with any of the foregoing; provided, that such aggregate amounts pursuant to this clause (5), together with any add-backs made pursuant to clause (d) of the definition of “Consolidated EBITDA”, shall not exceed 20% of Consolidated EBITDA in any period of four consecutive quarters, prior to giving effect to the pro forma adjustments for such period (with such adjustments as are consistent with the pro forma adjustments set forth in the definition of “Pro Forma Basis”, which shall apply mutatis mutandis); provided, further, that for the avoidance of doubt, this clause (5) shall not include any addbacks for lost revenue solely resulting from or solely attributable to COVID-19; (6) the cumulative non-cash effect of a change in accounting principles, including any impact resulting from an election by the Borrower to apply IFRS at any time following the Closing Date; 20 US-DOCS\146702970.6149986608.7

(7) any (i) non-cash compensation charge or expense arising from any grant of stock, stock options or other equity based awards and any non-cash deemed finance charges in respect of any pension liabilities or other provisions or on the re-valuation of any benefit plan obligation and (ii) income (loss) attributable to deferred compensation plans or trusts; (8) all deferred financing costs written off and premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness and any net gain (loss) from any write-off or forgiveness of Indebtedness; (9) any unrealized gains or losses in respect of any Swap Obligations or any ineffectiveness recognized in earnings related to qualifying hedge transactions or the fair value of changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in each case, in respect of any Swap Obligations; (10) any fees and expenses (including any transaction or retention bonus or similar payment) incurred during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, asset disposition, issuance or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful (including, for avoidance of doubt, the effects of expensing all transaction-related expenses in accordance with FASB ASC No. 805 and gains or losses associated with FASB ASC No. 460); (11) any unrealized foreign currency translation increases or decreases or transaction gains or losses in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person, including those related to currency remeasurements of Indebtedness (including any net loss or gain resulting from Swap Obligations for currency exchange risk), and any unrealized foreign exchange gains or losses relating to translation of assets and liabilities denominated in foreign currencies; (12) any unrealized foreign currency translation increases or decreases or transaction gains or losses in respect of Indebtedness, including those related to currency remeasurements of Indebtedness (including any net loss or gain resulting from Swap Obligations for currency exchange risk), or other obligations of the Borrower or any Restricted Subsidiary owing to the Borrower or any Restricted Subsidiary; (13) any purchase accounting effects, including, but not limited to, adjustments to inventory, property and equipment, software and other intangible assets and deferred revenue in component amounts required or permitted by GAAP and related authoritative pronouncements (including the effects of such adjustments pushed down to the Borrower and the Restricted Subsidiaries), as a result of any consummated acquisition, or the amortization or write-off of any amounts thereof (including any write-off of in process research and development); (14) any goodwill or other intangible asset impairment charge, write-off or write-down and the amortization of intangibles arising pursuant to GAAP; (15) any after-tax effect of income (loss) from the early extinguishment or cancellation of Indebtedness or Swap Obligations or other derivative instruments; (16) accruals and reserves that are established or adjusted (including any adjustment of estimated payouts on existing earn-outs) that are so required to be established as a result of the Transactions in accordance with GAAP, or changes as a result of adoption or modification of accounting policies; (17) any net unrealized gains and losses resulting from Swap Obligations or embedded derivatives that require similar accounting treatment and the application of Topic 815 and related pronouncements or mark to market movement of other financial instruments pursuant to FASB ASC Topic 825 and related pronouncements; 21 US-DOCS\146702970.6149986608.7

(18) any Transaction Costs; and (19) any non-cash expenses, accruals or reserves related to adjustments to historical tax exposures and any deferred tax expense associated with tax deductions or net operating losses arising as a result of the Transactions, or the release of any valuation allowances related to such item. In addition, to the extent not already included in the Consolidated Net Income of such Person and its Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall include (i) any expenses and charges that are reimbursed by indemnification or other reimbursement provisions in connection with any investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder, or, so long as the Borrower has made a good faith determination that there exists reasonable evidence that such amount will in fact be reimbursed and only to the extent that such amount is (A) not denied by the applicable payor in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days) and (ii) to the extent covered by insurance (including business interruption insurance) and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), expenses with respect to liability or casualty events or business interruption. “Consolidated Total Assets” means, as of any date, the total assets of the Borrower and the Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, determined based upon the most recent month-end financial statements available internally as of the date of determination, and calculated on a Pro Forma Basis. “Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing in any manner, whether directly or indirectly, any operating lease, dividend or other obligation that does not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”), including any obligation of such Person, whether or not contingent: (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (2) to advance or supply funds: (a) for the purchase or payment of any such primary obligation; or (b) to maintain the working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. 22 US-DOCS\146702970.6149986608.7

“Controlled Investment Affiliate” means, as to any Person, any other Person, which directly or indirectly is in control of, is controlled by, or is under common control with such Person and is organized by such Person (or any Person controlling such Person) primarily for making direct or indirect equity or debt investments in the Borrower and/or other companies. “Convertible Notes” means the $200,000,000 aggregate principal amount of 2.875% Convertible Senior Notes due 2021 issued pursuant to the Convertible Notes Indenture. “Convertible Notes Accounts” has the meaning set forth in Section 4.01(a)(xvi). “Convertible Notes Indenture” means that certain Indenture dated as of June 15, 2016 among the Borrower and Wilmington Trust, National Association, as Trustee (as in effect on the Closing Date and, as may be amended, restated, supplemented or otherwise modified from time to time in accordance with Section 7.12). “Covenant Relief Conditions” means that each of the following shall be satisfied since the Second Amendment Effective Date through the last day of the Covenant Relief Period: (1) the Borrower shall not, nor shall it permit any Restricted Subsidiary to, pay or make, directly or indirectly, any Permitted Payment pursuant to Section 7.06(b)(vi), Section 7.06(b)(ix)(C) or Section 7.06(b)(ix)(B) (but solely with respect to the Management Advances described in clause (1)(ii) of the definition thereof); and (2) Anti-Cash Hoarding (I) as of the end of each fiscal month (commencing with the fiscal month ended March 31, 2023), so long as there are any Revolving Credit Loans and/or L/C Borrowings outstanding at the end of such fiscal month (or, to the extent there are any Revolving Credit Loans and/or L/C Borrowings outstanding on 5:00 p.m. on the last Business Day of any calendar week (beginning with the calendar week ending March 17, 2023), by 5:00 p.m. on the first Business Day following the end of any such calendar week), the Borrower shall not maintain unrestricted cash or Cash Equivalents of the Borrower and the Guarantors, after giving effect to any prepayments made pursuant to Section 2.05, in excess of $150,000,000 (excluding any unrestricted cash and Cash Equivalents constituting mobilization payments received by the Borrower or any Guarantor in the prior two (2) Business Days); provided, that the notice requirements in Section 2.05 shall not apply to any prepayment of Revolving Credit Loans in connection with this clause (2)(I); or (II) the Borrower shall not borrow any Revolving Credit Loans to the extent that immediately after giving effect to such Borrowing, unrestricted cash or Cash Equivalents of the Borrower and the Guarantors exceeds $150,000,000 (but excluding any unrestricted cash and Cash Equivalents constituting mobilization payments received by the Borrower or any Guarantor in the two (2) Business Days prior to the date of the requested borrowing). Each Request for Credit Extension shall include a certification with respect to the unrestricted cash or Cash Equivalents of the Borrower and Guarantors (but excluding any unrestricted cash and Cash Equivalents constituting mobilization payments received by the Borrower or any Guarantor in the two (2) Business Days prior to the date of the requested borrowing) immediately after giving effect to such Borrowing. “Covenant Relief Period” means the period commencing on the Second Amendment Effective Date and ending on the date on which the Administrative Agent receives from the Borrower the Compliance Certificate in respect of the fiscal year ending December 31, 2023 which shows that the Borrower is in compliance with Section 7.11(a) as of December 31, 2023. “Covered Party” has the meaning assigned to such term in Section 11.22. “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. 23 US-DOCS\146702970.6149986608.7

“Current Assets” means, as of any date, all assets (other than Cash Equivalents or other cash equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries as “current assets” (other than amounts related to current or deferred Taxes based on income or profits), determined based upon the most recent month-end financial statements available internally as of the date of determination, and calculated on a Pro Forma Basis. “Current Liabilities” means, as of any date, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries as “current liabilities,” other than: (i) the current portion of any Indebtedness; (ii) accruals of Consolidated Interest Expense (excluding Consolidated Interest Expense that is due and unpaid); (iii) accruals for current or deferred Taxes based on income or profits; (iv) accruals, if any, of transaction costs resulting from the Transactions; and (v) accruals of any costs or expenses related to (a) severance or termination of employees prior to the Closing Date or (b) bonuses, pension and other post-retirement benefit obligations; in each case, determined based upon the most recent month-end financial statements available internally as of the date of determination, and calculated on a Pro Forma Basis. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Declined Proceeds” has the meaning set forth in Section 2.05(b)(vi). “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a SOFR Loan, the Default Rate shall be an interest rate equal to the Adjusted Term SOFR plus the Applicable Rate for such Loans plus 2% per annum, in each case to the fullest extent permitted by applicable Law, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum. “Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, 24 US-DOCS\146702970.6149986608.7 together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any L/C Issuer or Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder or that it believes one or more conditions to funding have not been satisfied (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination. “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction. “Designated Non-Cash Consideration” means the fair market value (as determined in good faith by the Borrower) of non-cash consideration received by the Borrower or any of the Restricted Subsidiaries in connection with an Asset Disposition that is so designated as Designated Non-Cash Consideration pursuant to an officer’s certificate, setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent payment, redemption, retirement, sale or other disposition of such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 7.05 hereof. “Designated Preferred Stock” means Preferred Stock of the Borrower or a Parent Entity (other than Disqualified Stock) that is issued for cash (other than to the Borrower or a Subsidiary of the Borrower or an employee stock ownership plan or trust established by the Borrower or any such Subsidiary for the benefit of their employees to the extent funded by the Borrower or such Subsidiary) and that is designated as “Designated Preferred Stock” pursuant to an officer’s certificate of the Borrower at or prior to the issuance thereof, the Net Cash Proceeds of which are excluded from the calculation set forth in clause (iii) of the definition of “Available Amount”. “Disqualified Stock” means, with respect to any Person, any Equity Interests of such Person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event: (1) matures or is mandatorily redeemable for cash or in exchange for Indebtedness pursuant to a sinking fund obligation or otherwise; or 25 US-DOCS\146702970.6149986608.7

(2) is or may become (in accordance with its terms) upon the occurrence of certain events or otherwise redeemable or repurchasable for cash or in exchange for Indebtedness at the option of the holder of the Equity Interests in whole or in part, in each case on or prior to the earlier of (a) Latest Maturity Date or (b) the date on which there are Obligations outstanding; provided, however, that (i) only the portion of Equity Interests which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date will be deemed to be Disqualified Stock and (ii) any Equity Interests that would constitute Disqualified Stock solely because the holders thereof have the right to require the Borrower to repurchase such Equity Interests upon the occurrence of a change of control or asset sale (howsoever defined or referred to) shall not constitute Disqualified Stock if any such redemption or repurchase obligation is subject to compliance by the relevant Person with Section 7.06 hereof; provided, however, that if such Equity Interests is issued to any future, current or former employee, director, officer, manager or consultant (or their respective Immediate Family Members), of the Borrower, any of its Subsidiaries, any Parent Entity or any other entity in which the Borrower or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the board of directors of the Borrower (or the compensation committee thereof) or any other plan for the benefit of current, former or future employees (or their respective Immediate Family Members) of the Borrower or its Subsidiaries or by any such plan to such employees (or their respective Immediate Family Members), such Equity Interests shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” of any currency at any date shall mean (a) the amount of such currency if such currency is Dollars or (b) the equivalent in Dollars of the amount of such currency if such currency is any currency other than Dollars, calculated on the basis of the Spot Rate (determined as of the most recent Revaluation Date) of the Administrative Agent or the L/C Issuer, as the case may be. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States or the District of Columbia. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electing Guarantors” means any Excluded Subsidiary that, at the option, and in the sole discretion, of the Borrower has been designated a Loan Party. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 11.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)). “Engagement Letter” means that certain Engagement Letter, dated as of July 29, 2020, by and among Goldman Sachs Bank USA and the Borrower (as may be amended, restated, supplemented and otherwise modified from time to time). 26 US-DOCS\146702970.6149986608.7

“Enterprise Transformative Event” means any merger, acquisition or Investment, in any such case by the Borrower or any Restricted Subsidiary that is either (a) not permitted by the terms of any Loan Document immediately prior to the consummation of such transaction or (b) if permitted by the terms of the Loan Documents (prior to giving effect to any amendments) immediately prior to the consummation of such transaction, would not provide the Borrower and its Restricted Subsidiaries with adequate flexibility under the Loan Documents for the continuation and/or expansion of their combined operations following such consummation, as reasonably determined by the Borrower acting in good faith. “Environmental Laws” means any and all Federal, state, local, foreign and other applicable statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” of any Person means any and all shares of, rights to purchase, warrants, options or depositary receipts for, or other equivalents of or partnership or other interests in (however designated), equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into or exchangeable for such equity (including those that can be settled with cash, equity or a combination thereof at settlement). “Equity Offering” means (x) a sale of Equity Interests of the Borrower (other than through the issuance of Disqualified Stock or Designated Preferred Stock or through an Excluded Contribution) other than offerings registered on Form S-8 (or any successor form) under the Securities Act or any similar offering in other jurisdictions, (y) issuances of Equity Interests to any Subsidiary of the Borrower, or (z) an equity contribution to the Borrower or any of the Restricted Subsidiaries (other than a contribution by the Borrower or any Subsidiary and other than through the issuance of Disqualified Stock or Designated Preferred Stock or through an Excluded Contribution). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any member of the ERISA Group. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; (g) the assessment or imposition of any liability to any Loan Party under Section 4890H of the Code; or (h) a determination that any Pension Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Code or Section 303 of ERISA), or a determination that any Multiemployer Plan is, or is expected to be, in “critical” or “endangered” status under Section 432 of the Code or Section 305 of ERISA. 27 US-DOCS\146702970.6149986608.7

“ERISA Group” means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Code. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro” and “€” means the single currency of the Participating Member States. “Event of Default” has the meaning specified in Section 8.01. “Excess Cash Flow” means, for each fiscal year of the Borrower, the Consolidated Net Income of the Borrower for such period, minus, without duplication: (i) repayments, prepayments and other cash payments made with respect to the principal of any Indebtedness or the principal component of any Capitalized Lease Obligations of the Borrower or any Restricted Subsidiary during such period (excluding voluntary and mandatory prepayments of Term Loans, voluntary prepayments of Indebtedness described in the proviso to Section 2.05(b)(iii) and prepayments of Revolving Credit Loans and other revolving Indebtedness (except to the extent accompanied by a corresponding reduction in commitments), but including all premium, make-whole or penalty payments paid in cash (to the extent such payments were not already deducted in calculating Consolidated Net Income and are not otherwise prohibited under this Agreement)); provided that a mandatory prepayment of Indebtedness will only be deducted pursuant to this clause (i) to the extent not already deducted in the computation of Net Cash Proceeds of Asset Dispositions; minus (ii) (a) cash payments made by the Borrower or any Restricted Subsidiary during such period in respect of capital expenditures, Investments and Restricted Payments (excluding Restricted Payments made pursuant to Sections 7.06(a) and 7.06(b)(xvi)), Investments in Cash Equivalents and other items (including Investments and Restricted Payments) that are eliminated in consolidation and (b) cash payments that the Borrower or any Restricted Subsidiary is required to make in respect of capital expenditures and Investments within 365 days after the end of such period pursuant to binding obligations entered into prior to or during such period; provided that amounts described in this clause (ii) will not reduce Excess Cash Flow in subsequent periods and, to the extent not so paid, will increase Excess Cash Flow in the subsequent period; minus (iii) cash payments made by the Borrower or any Restricted Subsidiary during such period in respect of (a) long-term liabilities other than Indebtedness or (b) items for which an accrual or reserve was established in a prior period, in each case to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income; minus (iv) (a) cash payments made by the Borrower or any Restricted Subsidiary during such period in respect of Taxes (including distributions to any Parent Entity in respect of Taxes), to the extent such payments exceed the amount of tax expense deducted in calculating such Consolidated Net Income, and (b) cash payments that the Borrower or any Restricted Subsidiary will be required to make in respect of Taxes (including distributions to any Parent Entity in respect of Taxes) within 180 days after the end of such period; provided that amounts described in this clause (iv)(b) will not reduce Excess Cash Flow in subsequent periods; minus (v) all cash payments and other cash expenditures made by the Borrower or any Restricted Subsidiary during such period (a) with respect to items that were excluded in the calculation of such Consolidated Net Income or (b) that were not expensed during such period in accordance with GAAP; minus (vi) (a) all non-cash credits included in calculating such Consolidated Net Income; provided that any cash reimbursement of any such non-cash credit in any future period will be added to Excess Cash Flow in such future period to the extent previously deducted pursuant to this clause (vi) and (b) the amount of any net income of any Person if such Person is not a wholly-owned Restricted Subsidiary, except to the extent that such net income is actually distributed as cash or Cash Equivalents by such Person to the Borrower or a Loan Party; minus 28 US-DOCS\146702970.6149986608.7

(vii) an amount equal to the sum of (a) the increase in the Working Capital of the Borrower during such period, if any, plus (b) the increase in long-term accounts receivable of the Borrower and the Restricted Subsidiaries, if any (other than any such increases contemplated by clauses (a) and (b) of this clause (vii) that are directly attributable to acquisitions of a Person or business unit by the Borrower and the Restricted Subsidiaries during such period); plus (viii) all non-cash charges, losses and expenses of the Borrower or any Restricted Subsidiary (other than non-cash judgments and settlements) that were deducted in calculating such Consolidated Net Income; provided that if any non-cash charge represents an accrual or reserve for cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Excess Cash Flow in such future period; plus (ix) all cash payments received by the Borrower or any Restricted Subsidiary during such period pursuant to Hedge Agreements that were not treated as revenue or net income under GAAP; plus (x) an amount equal to the sum of (a) the decrease in Working Capital of the Borrower during such period, if any, plus (b) the decrease in long-term accounts receivable of the Borrower and the Restricted Subsidiaries, if any (in each case, other than decreases resulting from non-cash judgments and settlements); plus (xi) all amounts referred to in clauses (i), (ii) and (iii) above to the extent funded with the proceeds of the issuance or the incurrence of Indebtedness (other than proceeds of revolving loans), Equity Offerings or any loss, damage, destruction or condemnation of, or any sale, transfer or other disposition to any Person of, any assets. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, as amended. “Excluded Contribution” means Net Cash Proceeds or property or assets received by the Borrower as capital contributions to the equity (other than through the issuance of Disqualified Stock or Designated Preferred Stock) of the Borrower after the Closing Date or from the issuance or sale (other than to a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any Subsidiary of the Borrower for the benefit of their employees to the extent funded by the Borrower or any Restricted Subsidiary) of Equity Interests (other than Disqualified Stock or Designated Preferred Stock) of the Borrower, in each case, to the extent designated as an Excluded Contribution pursuant to an officer’s certificate of the Borrower. “Excluded Property” means (i) any lease, lease evidencing Capitalized Lease Obligations, license, contract, permit, instrument, security or franchise agreement to which such Loan Party is a party or any property subject to a purchase money security interest, or any property governed by any such lease, lease evidencing Capitalized Lease Obligations to which such Loan Party is a party and any of its rights or interest thereunder, to the extent, but only to the extent, that a grant of a security interest therein in favor of the Administrative Agent would, under the terms of such lease, lease in respect of a lease evidencing Capitalized Lease Obligations, license, contract, permit, instrument, security or franchise agreement or purchase money arrangement, be prohibited by or result in a violation of law, rule or regulation or a breach of the terms or a condition of, or constitute a default or forfeiture under, or create a right of termination in favor of or require a consent (other than the consent of any Loan Party and any such consent which has been obtained (it being understood and agreed that no Loan Party or Restricted Subsidiary shall be required to seek any such consent)) of any other party to, such lease, lease evidencing Capitalized Lease Obligations, license, contract, permit, instrument, security or franchise agreement or purchase money arrangement; (ii) any of the outstanding Voting Stock issued by a (x) CFC, (y) FSHCO or (z) direct or indirect Subsidiary of either a CFC or FSHCO (each of the entities described in clauses (x)-(z), a “Collateral Foreign Subsidiary”), in each case, in excess of (A) 65% of the outstanding Voting Stock and (B) 100% of the outstanding non-Voting Stock of such Collateral Foreign Subsidiary; (iii) any property or assets of a Collateral Foreign Subsidiary; (iv) debt or other receivables owing to a Collateral Foreign Subsidiary; (v) any Equity Interests or assets of a Person to the extent that, and for so long as such Equity Interests constitute less than 100% of all Equity Interests of such Person, and the Person or Persons holding the remainder of such Equity Interests are not Affiliates of the Borrower; (vi) any Equity Interests in and any assets of an Unrestricted Subsidiary, an Insignificant Subsidiary, a Captive Insurance Company, a not-for-profit Subsidiary, certain special purpose entities or a Subsidiary party to a permitted Receivables Facility or 29 US-DOCS\146702970.6149986608.7

a permitted Securitization Transaction (including Securitization Subsidiaries); (vii) (a) any motor vehicles, aircraft and other similar assets subject to certificates of title, (b) Letter of Credit Rights (as defined in the UCC) with a value of less than $7,500,000 individually (except to the extent a security interest therein can be perfected by the filing of UCC financing statements), and (c) Commercial Tort Claims (as defined in the UCC) with a claim value of less than $7,500,000 individually; (viii) any “intent-to-use” trademark applications for which a statement of use or an amendment to allege use has not been filed with and accepted by the United States Patent and Trademark Office (but only until such statement or amendment is filed with the United States Patent and Trademark Office), and solely to the extent if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of, or void or cause the abandonment or lapse of, such application or any registration that issues from such intent-to-use application under applicable U.S. law; (ix) those assets to the extent that a security interest in or perfection thereof would reasonably be expected to result in adverse tax consequences (other than de minimis adverse tax consequences) as reasonably determined by the Borrower; (x) those assets as to which the Administrative Agent and the Borrower reasonably determine, in writing, that the cost of obtaining a security interest in or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby; (xi) any real property leasehold interests (including any requirement to obtain any landlord waivers, estoppels and consents); (xii) except to the extent a security interest therein can be perfected by the filing of UCC financing statements or as expressly set forth on Schedule 6.19, cash and Cash Equivalents, deposit and securities accounts (including securities entitlements and related assets credited thereto) (in each case, other than cash and cash equivalents constituting Proceeds (as defined in the UCC) of other “Collateral”) and any other assets requiring perfection through control agreements or perfection by “control” (in each case, other than cash and Cash Equivalents on deposit with the Administrative Agent); provided that the exclusions referred to in this clause (xii) shall not include any Proceeds of any such assets to the extent such Proceeds constitute Excluded Property; (xiii) those assets with respect to which the granting of security interests in such assets would be prohibited by any contract permitted under the terms of this Agreement (not entered into in contemplation thereof and with respect to assets that are subject to such contract), applicable law or regulation (other than to the extent that any such law, rule, regulation, term, prohibition or condition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code of the United States) or principles of equity, and other than receivables and Proceeds of any of the foregoing the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such law, rule, regulation, term, prohibition or condition), or would require governmental, regulatory or third party (other than any Loan Party) consent, approval, license or authorization (unless such consent, approval, license or authorization has been received, it being understood and agreed that no Loan Party or Restricted Subsidiary shall be required to seek any such consent, approval, license or authorization) or create a right of termination in favor of any Person (other than an Affiliate of the Borrower) party to any such contract (after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law other than Proceeds and receivables thereof); provided that immediately upon the ineffectiveness, lapse or termination of any such law, rule, regulation, term, prohibition, condition or provision the Collateral shall include, and such Person shall be deemed to have granted a security interest in, all such rights and interests as if such law, rule, regulation, term, prohibition, condition or provision had never been in effect; provided that the exclusions referred to in this clause (xiii) shall not include any Proceeds of any such assets except to the extent such Proceeds constitute Excluded Property; (xiv) all owned real property not constituting Material Real Estate Assets; (xv) margin stock (within the meaning of Regulation U issued by the FRB); (xvi) any assets that are located or titled outside of the United States of America or are governed by or arise under the law of any jurisdiction outside of the United States of America (and no action need be taken on or with respect to any such assets to create or perfect a security interest in any such asset, including any intellectual property in any jurisdiction outside of the United States of America); (xvii) any assets acquired in connection with a permitted Investment subject to Liens permitted by the Loan Documents and which are subject to contractual arrangements prohibiting a Lien securing the Obligations to the extent not entered into in contemplation thereof, (xviii) receivables and related assets (or interests therein) sold to any Subsidiary party to a permitted Receivables Facility or Securitization Transaction or otherwise pledged, factored, transferred or sold in connection with a permitted Receivables Facility or a permitted Securitization Transaction and (xix) property listed on Schedule 1.01 hereto. Notwithstanding anything to the contrary, “Excluded Property” shall not include any Proceeds, substitutions or replacements of any “Excluded Property” referred to in clauses (i) through (xviii) (unless such Proceeds, substitutions or replacements would itself or themselves independently constitute “Excluded 30 US-DOCS\146702970.6149986608.7

Property” referred to in any of clauses (i) through (xviii)). Each category of Collateral set forth above shall have the meaning set forth in the UCC (to the extent such term is defined in the UCC). “Excluded Subsidiary” means any: (i) Insignificant Subsidiary; (ii) Subsidiary that is not a Wholly Owned Subsidiary of the Borrower; (iii) Unrestricted Subsidiary; (iv) Foreign Subsidiary; (v) Domestic Subsidiary of a Foreign Subsidiary; (vi) Collateral Foreign Subsidiary; (vii) Subsidiary with respect to which a guarantee by it of the Borrower’s obligations would reasonably be expected to result in adverse tax consequences (other than de minimis adverse tax consequences), as reasonably determined by the Borrower; (viii) Subsidiary if acting as a Guarantor, or its Guarantee, would, and only so long as it would, (a) be prohibited by law or regulation or by any contractual obligation existing on the (but not incurred in anticipation of) Closing Date or on the date such Subsidiary is acquired or organized (as long as, in the case of an acquisition of a subsidiary, such prohibition did not arise as part of such acquisition) or (b) require a governmental or third-party consent, approval, license or authorization (unless such consent, approval, license or authorization has been received); and (ix) any Subsidiary that is a Captive Insurance Company, not-for-profit Subsidiary or Subsidiary which is a special purpose entity (including Subsidiaries used for Securitization Transactions and Receivables Facilities); in each case, unless the Borrower determines in its sole discretion, upon notice to the Administrative Agent, that any of the foregoing Persons (other than a Subsidiary that is not a Wholly Owned Subsidiary of the Borrower or the Borrower) should not be an Excluded Subsidiary until the date on which the Borrower has informed the Administrative Agent that it elects to have such Person be an Excluded Subsidiary; provided that the Guarantee and the security interest provided by such Person is full and unconditional and fully enforceable in the jurisdiction of organization of such Person. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any withholding Taxes imposed pursuant to FATCA. “Existing Credit Agreement” shall have the meaning given such term as set forth in Section 4.01(a)(xii). “Existing Term Lender” means a Lender holding a Term Loan immediately prior to the Fourth Amendment Effective Date. “Existing Term Loans” means the Term Loans outstanding immediately prior to the Fourth Amendment Effective Date. 31 US-DOCS\146702970.6149986608.7

“Facility” means the Term Facility, the Revolving Credit Facility or an Incremental Facility, as the context may require. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent. If the Federal Funds Rate determined as provided above would be less than zero, the Federal Funds Rate shall be deemed to be zero. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Fee Letters” has the meaning set forth in the Engagement Letter. “Fifth Amendment” means that certain Fifth Amendment to Credit Agreement, dated as of April 15, 2024, by and among the Borrower, the Guarantors party thereto, the Administrative Agent and the Revolving Credit Lenders, the Swing Line Lender and the L/C Issuers in each case party thereto. “Fifth Amendment Effective Date” means the date on which all conditions precedent set forth in Section 2.2 of the Fifth Amendment were satisfied (or waived). “First Lien Net Indebtedness” means, as of any determination date, (i) the aggregate principal amount of Indebtedness for borrowed money (other than Indebtedness with respect to Cash Management Agreements and intercompany Indebtedness) as of such date that is secured by a Lien on assets of the Borrower and its Restricted Subsidiaries that is pari passu with the Lien securing the Obligations (or in the case of Liens on assets that are not Collateral, first priority Liens), minus (ii) the aggregate amount of unrestricted cash and Cash Equivalents included in the consolidated balance sheet of the Borrower and the Guarantors as of the end of the most recent fiscal period for which internal financial statements are available, in each case, on a Pro Forma Basis and as determined in good faith by the Borrower. For the avoidance of doubt, “First Lien Net Indebtedness” shall exclude Indebtedness in respect of any Receivables Facility or Securitization Transaction. “First Lien Net Leverage Ratio” means, as of any date of determination, the ratio of (i) First Lien Net Indebtedness as of such date to (ii) LTM EBITDA, calculated on a Pro Forma Basis. “First Amendment” means that certain First Amendment to Credit Agreement dated as of the First Amendment Effective Date. “First Amendment Effective Date” means October 31, 2022, the date on which all conditions precedent set forth in Article II of the First Amendment were satisfied (or waived). “Fitch” means Fitch Investors Services, Inc. and any successor thereto. 32 US-DOCS\146702970.6149986608.7

“Fixed Amounts” has the meaning set forth in Section 1.11(b). “Fixed Charge Coverage Ratio” means, with respect to any Person on any determination date, the ratio of (i) Consolidated EBITDA of such Person for the most recent four consecutive fiscal quarters ending immediately prior to such determination date for which internal consolidated financial statements are available to (ii) the Fixed Charges of such Person for the reference period. “Fixed Charges” means, with respect to any Person for any period, the sum of: (i) Consolidated Interest Expense of such Person for such period; (ii) all cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of Preferred Stock of such Person and any Restricted Subsidiary of such Person during such period; and (iii) all cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of Disqualified Stock during this period. “Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (v) the Biggert-Waters Flood Insurance Reform Act of 2012. “Floor” means, (I) with respect to any Revolving Credit Loans, 0.75% per annum, and (II) with respect to any Term Loans, 1.00% per annum. “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of the Fourth Amendment Effective Date. “Fourth Amendment Effective Date” means December 20, 2023, the date on which all conditions precedent set forth in Article II of the Fourth Amendment were satisfied (or waived). “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof. “FSHCO” shall mean any Domestic Subsidiary that has no material assets other than Equity Interests or debt interests in one or more CFCs. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, the 33 US-DOCS\146702970.6149986608.7

statements and pronouncements of the Financial Accounting Standards Board and the requirements of the SEC, consistently applied and as in effect from time to time. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” means, any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person, including any such obligation, direct or indirect, contingent or otherwise, of such Person: (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or (2) entered into primarily for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term “Guarantee” will not include (x) endorsements for collection or deposit in the ordinary course of business or consistent with past practice and (y) standard contractual indemnities or product warranties provided in the ordinary course of business, and provided, further, that the amount of any Guarantee shall be deemed to be the lower of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made and (ii) the maximum amount for which such guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee or, if such Guarantee is not an unconditional guarantee of the entire amount of the primary obligation and such maximum amount is not stated or determinable, the amount of such guaranteeing Person’s maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The term “Guarantee” used as a verb has a corresponding meaning. “Guarantors” means, collectively, (a) each wholly owned (directly or indirectly) Domestic Subsidiary of the Borrower as of the Closing Date (other than (i) any Collateral Foreign Subsidiary and (ii) any Subsidiary excluded as per the definition of Excluded Subsidiary) and each other Person that joins as a Guarantor pursuant to Section 6.12 and Section 6.15(d), together with their successors and permitted assigns and (b) with respect to Obligations owing by any Loan Party or any Subsidiary of a Loan Party (other than Obligations owing by the Borrower), the Borrower; provided that, notwithstanding the foregoing, the following Persons shall be Guarantors as of the Closing Date: (1) Black Construction Company, a Guam corporation, (2) Fisk Acquisition, Inc., a Delaware corporation, (3) Anderson Companies, Inc., a Delaware corporation and (4) Tutor Pacific Construction, LLC, a Delaware limited liability company. If the Borrower or any Restricted Subsidiary issues, sells or otherwise disposes of any Equity Interests of a Person that is a Guarantor such that, after giving effect thereto, such Person is no longer a Guarantor, any Investment by the Borrower or any Restricted Subsidiary in such Person remaining after giving effect thereto will be deemed to be a new Investment at such time. “Guaranty” means, collectively, the Guaranty made by each Guarantor under Article X in favor of the Secured Parties, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law. 34 US-DOCS\146702970.6149986608.7

“Hedge Bank” means any Person that, at the time it enters into a Swap Contract, is a Lender or the Administrative Agent or an Arranger or an Affiliate of a Lender or the Administrative Agent or an Arranger, in its capacity as a party to such Swap Contract. “Honor Date” has the meaning set forth in Section 2.03(c). “IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein. “Immediate Family Members” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor. “Incremental Facility” has the meaning assigned to such term in Section 2.17. “Incremental Facility Amendment” has the meaning assigned to such term in Section 2.17(d). “Incremental Facility Closing Date” has the meaning assigned to such term in Section 2.17(d). “Incremental Loans” means, collectively, the Incremental Revolving Loans and the Incremental Term Loans. “Incremental Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Incremental Revolving Loans under any Incremental Facility Amendment with respect thereto, expressed as an amount representing the maximum principal amount of the Incremental Revolving Loans to be made by such Lender under such Incremental Facility Amendment, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.06. “Incremental Revolving Credit Facility” has the meaning assigned to such term in Section 2.17(a). “Incremental Revolving Lender” has the meaning assigned to such term in Section 2.17(e). “Incremental Revolving Loan” means a Loan made under an Incremental Revolving Credit Facility. “Incremental Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make an Incremental Term Loan under any Incremental Facility Amendment with respect thereto, expressed as an amount representing the maximum principal amount of the Incremental Term Loans to be made by such Lender under such Incremental Facility Amendment, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.06. “Incremental Term Facility” has the meaning assigned to such term in Section 2.17(a). “Incremental Term Loan” means a Loan made under an Incremental Term Facility. “incur” means issue, create, assume, enter into any Guarantee of, incur, extend or otherwise become liable for; provided, however, that any Indebtedness or Equity Interests of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, amalgamation, consolidation, acquisition or otherwise) will be deemed to be incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary and the terms 35 US-DOCS\146702970.6149986608.7

“incurred” and “incurrence” have meanings correlative to the foregoing and any Indebtedness pursuant to any revolving credit or similar facility shall only be “incurred” at the time any funds are borrowed thereunder. “Incurrence Based Amounts” has the meaning set forth in Section 1.11(b). “Indebtedness” means, with respect to any Person on any date of determination (without duplication): (1) the principal of indebtedness of such Person for borrowed money; (2) the principal of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (3) all reimbursement obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments (the amount of such obligations being equal at any time to the aggregate then undrawn and unexpired amount of such letters of credit or other instruments plus the aggregate amount of drawings thereunder that have not been reimbursed) (except to the extent such reimbursement obligations relate to trade payables and such obligations are satisfied within 30 days of incurrence); (4) the principal component of all obligations of such Person to pay the deferred and unpaid purchase price of property (except trade payables or similar obligations to trade creditors), which purchase price is due more than one year after the date of placing such property in service or taking final delivery and title thereto; (5) subject to Section 1.03(d), Capitalized Lease Obligations of such Person; (6) the principal component of all obligations, or liquidation preference, of such Person with respect to any Disqualified Stock or, with respect to any Restricted Subsidiary, any Preferred Stock (but excluding, in each case, any accrued dividends); (7) the principal component of all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of such Indebtedness will be the lesser of (a) the fair market value of such asset at such date of determination (as determined in good faith by the Borrower) and (b) the amount of such Indebtedness of such other Persons; (8) Guarantees by such Person of the principal component of Indebtedness of other Persons to the extent Guaranteed by such Person; and (9) to the extent not otherwise included in this definition, net obligations of such Person under Swap Obligations (the amount of any such obligations to be equal at any time to the net payments under such agreement or arrangement giving rise to such obligation that would be payable by such Person at the termination of such agreement or arrangement); with respect to clauses (1), (2), (4) and (5) above, if and to the extent that any of the foregoing Indebtedness (other than letters of credit and Swap Obligations) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; provided, that Indebtedness of any Parent Entity appearing upon the balance sheet of the Borrower solely by reason of push-down accounting under GAAP shall be excluded. The term “Indebtedness” shall not include any lease, concession or license of property (or Guarantee thereof) which would be considered an operating lease under GAAP as in effect on the Closing Date, any prepayments of deposits received from clients or customers in the ordinary course of business or consistent with past practice, or obligations under any license, permit or other approval (or Guarantees given in respect of such obligations) incurred prior to the Closing Date or in the ordinary course of business or consistent with past practice. The amount of Indebtedness of any Person at any time in the case of a revolving credit or similar facility shall be the total amount of funds borrowed and then outstanding. The amount of any Indebtedness outstanding as of any date shall be (a) the accreted value thereof in the case of any Indebtedness issued with original issue discount 36 US-DOCS\146702970.6149986608.7 and (b) the principal amount of Indebtedness, or liquidation preference thereof, in the case of any other Indebtedness. Indebtedness shall be calculated without giving effect to the effects of FASB ASC Topic No. 815 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness. Notwithstanding the above provisions, in no event shall the following constitute Indebtedness: (1) Contingent Obligations incurred in the ordinary course of business or consistent with past practice, other than Guarantees or other assumptions of Indebtedness; (2) services under Cash Management Agreements; (3) any lease, concession or license of property (or Guarantee thereof) which would be considered an operating lease under GAAP as in effect on the Closing Date or any prepayments of deposits received from clients or customers in the ordinary course of business or consistent with past practice; (4) obligations under any license, permit or other approval (or Guarantees given in respect of such obligations) incurred prior to the Closing Date or in the ordinary course of business or consistent with past practice; (5) in connection with the purchase by the Borrower or any Restricted Subsidiary of any business, any post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid in a timely manner; (6) for the avoidance of doubt, any obligations in respect of workers’ compensation claims, early retirement or termination obligations, pension fund obligations or contributions or similar claims, obligations or contributions or social security or wage Taxes; (7) [reserved]; (8) Indebtedness of any Parent Entity appearing on the balance sheet of the Borrower solely by reason of push down accounting under GAAP; (9) Equity Interests (other than Disqualified Stock); or (10) amounts owed to dissenting stockholders in connection with, or as a result of, their exercise of appraisal rights and the settlement of any claims or action (whether actual, contingent or potential) with respect thereto (including any accrued interest), with respect to the Transactions. “Indemnified Taxes” means (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitees” has the meaning specified in Section 11.04(b). “Indentures” means, collectively, the Convertible Notes Indenture and the 2017 Indenture. “Information” has the meaning specified in Section 11.07. “Insignificant Subsidiary” means as of any date, any Subsidiary that (i) did not, as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered (or were required to be delivered), have assets with a value in excess of 2.5% of the Consolidated Total Assets or revenues representing in excess of 2.5% of total revenues of the Borrower and the Restricted Subsidiaries for the period of four consecutive fiscal quarters for which financial statements have been delivered (or were required to be delivered), calculated on a 37 US-DOCS\146702970.6149986608.7 consolidated basis in accordance with GAAP; and (ii) taken together with all Insignificant Subsidiaries as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered (or were required to be delivered), did not have assets with a value in excess of 5.0% of Consolidated Total Assets or revenues representing in excess of 5.0% of total revenues of the Borrower and the Restricted Subsidiaries on a consolidated basis for such four-quarter period. “Interest Payment Date” means, (a) as to any SOFR Loan, the last day of each Interest Period applicable to such Loan, the Maturity Date of the Facility under which such Loan was made and any prepayment date; provided, however, that if any Interest Period for a SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan or Swing Line Loan, the last Business Day of each March, June, September and December, the Maturity Date of the Facility under which such Loan was made (with Swing Line Loans being deemed made under the Revolving Credit Facility for purposes of this definition) and any prepayment date. “Interest Period” means, as to each SOFR Loan, the period commencing on the date such SOFR Loan is disbursed or converted to or continued as a SOFR Loan and ending on the date one, three or six months thereafter, in each case, as selected by the Borrower in its Committed Loan Notice; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period pertaining to a SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date. “Investment” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of advances, loans or other extensions of credit (other than advances or extensions of credit to customers, suppliers, directors, officers or employees of any Person in the ordinary course of business or consistent with past practice, and excluding any debt or extension of credit represented by a bank deposit other than a time deposit) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or the incurrence of a Guarantee of any obligation of, or any purchase or acquisition of Equity Interests, Indebtedness or other similar instruments issued by, such other Persons and all other items that are or would be classified as investments on a balance sheet prepared on the basis of GAAP; provided, however, that endorsements of negotiable instruments and documents in the ordinary course of business or consistent with past practice will not be deemed to be an Investment. If the Borrower or any Restricted Subsidiary issues, sells or otherwise disposes of any Equity Interests of a Person that is a Restricted Subsidiary such that, after giving effect thereto, such Person is no longer a Restricted Subsidiary, any Investment by the Borrower or any Restricted Subsidiary in such Person remaining after giving effect thereto will be deemed to be a new Investment at such time. If the Borrower or any Restricted Subsidiary issues, sells or otherwise disposes of any Equity Interests of a Person that is a Guarantor such that, after giving effect thereto, such Person is no longer a Guarantor, any Investment by the Borrower or any Restricted Subsidiary in such non-Guarantor remaining after giving effect thereto will be deemed to be a new Investment at such time. For purposes of Section 6.15 and Section 7.06 hereof: (1) “Investment” will include the portion (proportionate to the Borrower’s equity interest in a Restricted Subsidiary to be designated as an Unrestricted Subsidiary) of the fair market value of the net assets of such Restricted Subsidiary of the Borrower at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a re-designation of such Subsidiary as a Restricted Subsidiary, the Borrower will be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to (a) the Borrower’s “Investment” in such Subsidiary at the time of such re-designation less (b) the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the fair market value of the net 38 US-DOCS\146702970.6149986608.7 assets (as determined by the Borrower in good faith) of such Subsidiary at the time that such Subsidiary is so re-designated a Restricted Subsidiary; and (2) any property transferred to or from an Unrestricted Subsidiary will be valued at its fair market value at the time of such transfer, in each case as reasonably determined in good faith by the Borrower. “Investment Grade Securities” means: (1) securities issued or directly and fully Guaranteed or insured by the United States or Canadian government or any agency or instrumentality thereof (other than Cash Equivalents); (2) securities issued or directly and fully guaranteed or insured by a member of the European Union, or any agency or instrumentality thereof (other than Cash Equivalents); (3) debt securities or debt instruments with a rating of “A-” or higher from S&P or “A3” or higher by Moody’s or the equivalent of such rating by such rating organization or, if no rating of Moody’s or S&P then exists, the equivalent of such rating by any other Nationally Recognized Statistical Ratings Organization, but excluding any debt securities or instruments constituting loans or advances among the Borrower and its Subsidiaries; and (4) investments in any fund that invests exclusively in investments of the type described in clauses (1), (2) and (3) above which fund may also hold cash and Cash Equivalents pending investment or distribution. “Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of the Borrower or any of its Subsidiaries. “IP Rights” has the meaning specified in Section 5.17. “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit. “Joinder Agreement” means a joinder agreement substantially in the form of Exhibit F executed and delivered by a Domestic Subsidiary in accordance with the provisions of Section 6.12. “Joint Venture” means any Person in which the Borrower owns, directly or indirectly, less than one hundred percent (100%) of the equity interests therein. “Junior Indebtedness” means (1) any Indebtedness permitted to be incurred hereunder that is contractually subordinated in right of payment to the Obligations, unsecured or secured by Liens that are contractually subordinated to the Liens securing the Obligations, (2) the 2017 Senior Notes, (3) the Convertible Notes or (4) any Refinancing Indebtedness in respect of any of the foregoing. “L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Credit Percentage. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. 39 US-DOCS\146702970.6149986608.7

“L/C Issuer” means BMO Bank N.A. (f/k/a BMO Harris Bank N.A.) in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder, or any other Revolving Credit Lender, requested by the Borrower and satisfactory to the Administrative Agent in its sole discretion, that has agreed in writing to act as an issuer of Letters of Credit pursuant to Section 2.03. “L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Latest Maturity Date” means the latest of the Maturity Date for the Revolving Credit Facility, the Term Facility and any Maturity Date applicable to existing Incremental Term Loans or Other Term Loans, as of any date of determination. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lenders” means each of the Persons identified as a “Lender” on the signature pages hereto, including each Revolving Credit Lender and each Term Lender, each other Person that becomes a “Lender” in accordance with this Agreement and their successors and assigns and, as the context requires, includes the Swing Line Lender. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Letter of Credit” means each standby letter of credit (including Performance Letters of Credit) and each commercial letter of credit issued hereunder, providing for the payment of cash upon the honoring of a presentation thereunder. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer. “Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Fee” has the meaning specified in Section 2.03(h). “Letter of Credit Sublimit” means an amount equal to $75,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility. “Lien” means any mortgage, pledge, security interest, encumbrance, Lien, hypothecation or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof); provided that in no event shall an operating lease be deemed to constitute a Lien. 40 US-DOCS\146702970.6149986608.7

“Limited Condition Acquisition” means any acquisition by the Borrower or one or more Restricted Subsidiaries permitted pursuant to the Loan Documents whose consummation is not conditioned on the availability of, or on obtaining, third party financing. “Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan. “Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) any agreement creating or perfecting rights in cash collateral pursuant to the provisions of Section 2.15 of this Agreement, (d) each Joinder Agreement entered into after the Closing Date, (e) the Collateral Documents, (f) the Fee Letters, (g) each Issuer Document and (h) each intercreditor agreement entered into in connection with clause (vii) of the definition of “Additional Debt”, the Required Debt Terms or Section 2.18, in each case to the extent then in effect. “Loan Parties” means, collectively, the Borrower and each Guarantor. “LTM EBITDA” means, at any time, Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower as of the applicable date of determination. “Management Advances” means loans or advances made to, or Guarantees with respect to loans or advances made to, directors, officers, employees or consultants of the Borrower or any Restricted Subsidiary: (1) (i) in respect of travel, entertainment or moving related expenses incurred in the ordinary course of business or consistent with past practice or (ii) for purposes of funding any such person’s purchase of Equity Interests (or similar obligations) of the Borrower, its Subsidiaries or any Parent Entity with (in the case of this sub-clause (ii)) the approval of the Board of Directors; (2) in respect of moving related expenses incurred in connection with any closing or consolidation of any facility or office; and (3) not exceeding $25,000,000 in the aggregate outstanding at any time. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of either (i) Borrower or (ii) Borrower and the Guarantors taken as a whole, to perform their respective obligations under any Loan Document; (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party; or (d) a material adverse effect upon the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. “Material Real Estate Asset” means any fee-owned real property of any Loan Party having a fair market value in excess of $12,000,000 as of the date of the acquisition thereof. “Maturity Date” means, (i) in respect of the Revolving Credit Facility, August 18, 2025; provided, however, that (x) if on January 30, 2025, any Indebtedness evidenced by the 2017 Senior Notes remains outstanding, the Maturity Date shall be deemed to be January 30, 2025 and (y) the foregoing clause (i)(x) shall not apply to any Indebtedness that matures after November 17, 2025 and is incurred to refinance all or any portion of the 2017 Senior Notes; and (A) so long as any Obligation in respect of any tranche of Term Loans, Incremental Term Loan or Other Term Loan (other than contingent indemnification obligations) remains unpaid or unsatisfied, the earlier of (x) May 20, 2027 and (y) the earliest of (I) the date that is ninety (90) days prior to the final maturity date of Tranche A Term Loans (or any refinancing or replacement thereof), (II) the date that is ninety (90) days prior to the final maturity date of Tranche B Term Loans (or any refinancing or replacement thereof), (III) the date that is ninety (90) days prior to the final maturity date of any Incremental Term Loans (or any refinancing or replacement thereof) and (IV) the date that is ninety (90) days prior to the final maturity date of any Other Term Loans (or any refinancing or replacement 41 US-DOCS\146702970.6149986608.7 thereof), and (B) if no Obligations in respect of any tranche of Term Loans, Incremental Term Loan or Other Term Loan (other than contingent indemnification obligations) are unpaid and unsatisfied, August 18, 2027 and (ii) in respect of the Term Facility, August 18, 2027; provided, however, that (x) (i) in respect of any Term Loans that are Tranche A Term Loans, if on January 30, 2025 any Indebtedness evidenced by the 2017 Senior Notes remains outstanding, the Maturity Date shall be deemed to be January 30, 2025 and (ii) in respect of any Term Loans that are Tranche B Term Loans, if on April 21, 2025 any Indebtedness evidenced by the 2017 Senior Notes remains outstanding, the Maturity Date shall be deemed to be April 21, 2025 and (y) the foregoing clause (ii)(x) shall not apply to any Indebtedness that matures after November 17, 2027 and is incurred to refinance all or any portion of the 2017 Senior Notes. “Maximum Additional Debt Amount” means, at any date of determination, the sum of: (a) (i) an amount equal to the greater of (x) $173,500,000 and (y) 50.0% of LTM EBITDA (the “Unrestricted Amount”) less Additional Debt or Incremental Facilities incurred pursuant to the Unrestricted Amount (subject to the reclassification rights set forth in the last paragraph of this definition); plus (b) an unlimited amount (the amount set forth in this clause (b), the “Ratio Basket Amount”) if after giving effect to the incurrence of such Additional Debt or Incremental Facility and the application of the proceeds therefrom: (i) if such Incremental Facility or Additional Debt is secured on a pari passu basis to the Obligations, the First Lien Net Leverage Ratio, calculated on a Pro Forma Basis as of the applicable date of determination, is no greater than 1.35 to 1.00, (ii) if such Incremental Facility or Additional Debt is secured on a junior Lien basis to the Obligations, the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the applicable date of determination, is no greater than 3.50 to 1.00 and (iii) if such Incremental Facility or Additional Debt is unsecured, at the Borrower’s election at the time of incurrence (x) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the applicable date of determination (A) is no greater than 3.50 to 1.00 or (y) the Fixed Charge Coverage Ratio, calculated on a Pro Forma Basis as of the applicable date of determination is no less than 2.00 to 1.00; provided, that for purposes of calculating “First Lien Net Leverage Ratio”, “Total Net Leverage Ratio” or “Fixed Charge Coverage Ratio” in this clause (b), (i) to the extent the proceeds of any Additional Debt or Incremental Facility are intended to be applied to finance a Limited Condition Acquisition, at the election of the Borrower, the First Lien Net Leverage Ratio, Total Net Leverage Ratio or Fixed Charge Coverage Ratio, as the case may be, shall instead be tested in accordance with Section 1.11; (ii) all Revolving Credit Commitments, Additional Debt and Incremental Facilities in each case established on or prior to such date shall be assumed to be fully drawn for purposes of the calculation of “First Lien Net Leverage Ratio”, “Total Net Leverage Ratio” or “Fixed Charge Coverage Ratio”, (iii) the proceeds of such Additional Debt or Incremental Facilities are not included as unrestricted cash and Cash Equivalents in clause (i) of the definition of “First Lien Net Leverage Ratio”, “Total Net Leverage Ratio” or “Fixed Charge Coverage Ratio”; provided that to the extent the proceeds of such Incremental Loans are to be used to prepay Indebtedness, the use of such proceeds for the prepayment of such Indebtedness may be calculated on a Pro Forma Basis, (iv) Additional Debt and Incremental Facilities, at the election of the Borrower, may be incurred pursuant to clause (b) above prior to utilization of amounts set forth in clause (a) above (including, for the avoidance of doubt, as part of the same transaction) and (v) amounts incurred in reliance on the Unrestricted Amount concurrently with amounts incurred in reliance on clause (b) above shall not be included as Indebtedness in the First Lien Net Leverage Ratio, Total Net Leverage Ratio or Fixed Charge Coverage Ratio, as applicable, for purposes of calculating any amounts that may be incurred pursuant to clause (b) above on the same day. In determining the Maximum Additional Debt Amount, if all or any portion of any Additional Debt or Incremental Facility was incurred or issued in reliance on the Unrestricted Amount and thereafter such amount could have been incurred pursuant to the applicable subclause of clause (b) of this definition, in the Borrower’s sole 42 US-DOCS\146702970.6149986608.7 discretion such Additional Debt or Incremental Facility may be reclassified as having been incurred pursuant to clause (b) of this definition and thereafter shall not count as utilization of the Unrestricted Amount. Accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest, premium, fees or expenses, in the form of additional Indebtedness, Disqualified Stock or Preferred Stock on any Incremental Facility or Additional Debt incurred pursuant to the Unrestricted Amount shall not reduce the amount available to be incurred as Unrestricted Amount. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 103% of the Fronting Exposure of the L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.15(a)(i), (a)(ii) or (a)(iii), an amount equal to 103% of the Outstanding Amount of all L/C Obligations, and (c) otherwise, an amount determined by the Administrative Agent and the L/C Issuer in their sole discretion. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgaged Property” means any real property that is owned or leased by a Loan Party and is subject to a Mortgage. “Mortgages” means the mortgages, deeds of trust or deeds to secure debt that purport to grant to the Administrative Agent a security interest in the fee interests and/or leasehold interests of any Loan Party in any real property. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Net Cash Proceeds” means: (a) in connection with any Prepayment Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) received by any Loan Party, net of (i) attorneys’ fees, accountants’ fees, investment banking fees, consulting fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Prepayment Event (other than any Lien pursuant to a Security Document or any Lien on all or any part of the Collateral), and other customary fees and expenses actually incurred by any Loan Party in connection therewith; (ii) taxes paid or reasonably estimated to be payable by any Loan Party as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements); (iii) the amount of any reasonable reserve established in accordance with GAAP against any liabilities (other than any taxes deducted pursuant to clause (ii) above) (A) associated with the assets that are the subject of such event and (B) retained by any Loan Party; provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such event occurring on the date of such reduction and (iv) the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (iv)) attributable to minority interests and not available for distribution to or for the account of any Loan Party as a result thereof and (b) in connection with any issuance of any Equity Interests or issuance or sale of debt securities or instruments or the incurrence of Indebtedness, the cash proceeds received from such issuance or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, consulting fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result of such issuance or sale (including, for the avoidance of doubt, any income, withholding and other taxes payable as a result of the distribution of such proceeds to the Borrower (after taking into account any available tax credits or deductions and any tax sharing arrangements, and including distributions for Related Taxes)). 43 US-DOCS\146702970.6149986608.7

“Non-Consenting Lender” means any Lender that does not approve any proposed consent, change, waiver, termination or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders. “Non-Consenting Term Lender” means, at any time, any Lender that holds Tranche A Term Loans at such time. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extension Notice Date” has the meaning set forth in Section 2.03(b)(iii). “Non-Guarantor” means a Restricted Subsidiary that is not a Guarantor. “Note” means a Term Note or a Revolving Credit Note, as the context may require. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Secured Cash Management Agreement or Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that the Obligations shall exclude any Excluded Swap Obligations. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Applicable Indebtedness” has the meaning assigned to such term in Section 2.05(b)(ii). “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Documents). “Other Revolving Commitments” means, with respect to each Additional Refinancing Lender, the commitment, if any, of such Additional Refinancing Lender to make one or more Classes of Other Revolving Loans under any Refinancing Amendment, expressed as an amount representing the maximum principal amount of the Other Revolving Loans to be made by such Lender under such Refinancing Amendment, as such commitment may be (a) reduced pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.06. “Other Revolving Loans” means the Revolving Credit Loans made pursuant to any Other Revolving Commitment. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or 44 US-DOCS\146702970.6149986608.7 registration of, from the receipt or perfection of a security interest under, or otherwise with respect to any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06). “Other Term Commitments” means, with respect to each Additional Refinancing Lender, the commitment, if any, of such Additional Refinancing Lender to make one or more Classes of Other Term Loans under any Refinancing Amendment, expressed as an amount representing the maximum principal amount of the Other Term Loans to be made by such Lender under such Refinancing Amendment, as such commitment may be (a) reduced pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.06. “Other Term Loans” means one or more classes of Term Loans made pursuant to or that result from a Refinancing Amendment. “Outstanding Amount” means (a) with respect to Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Equivalent of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the Dollar Equivalent of the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent or the L/C Issuer, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of the Administrative Agent in the applicable offshore interbank market for such currency to major banks in such interbank market. “Parent Entity” means any direct or indirect parent of the Borrower. “Parent Entity Expenses” means: (1) costs (including all professional fees and expenses) incurred by any Parent Entity in connection with reporting obligations under or otherwise incurred in connection with compliance with applicable laws, rules or regulations of any governmental, regulatory or self-regulatory body or stock exchange, this Agreement or any other agreement or instrument relating to the Notes, the Guarantees or any other Indebtedness of the Borrower or any Restricted Subsidiary, including in respect of any reports filed or delivered with respect to the Securities Act, Exchange Act or the respective rules and regulations promulgated thereunder; (2) customary indemnification obligations of any Parent Entity owing to directors, officers, employees or other Persons under its articles, charter, by-laws, partnership agreement or other organizational documents or pursuant to written agreements with any such Person to the extent relating to the Borrower and its Subsidiaries; (3) obligations of any Parent Entity in respect of director and officer insurance (including premiums therefor) to the extent relating to the Borrower and its Subsidiaries; (4) (x) general corporate overhead expenses, including professional fees and expenses and (y) other operational expenses of any Parent Entity related to the ownership or operation of the business of the Borrower or any of its Restricted Subsidiaries; (5) expenses incurred by any Parent Entity in connection with any offering, sale, conversion or exchange of Equity Interests or Indebtedness; and 45 US-DOCS\146702970.6149986608.7

(6) amounts to finance Investments that would otherwise be permitted to be made pursuant to Section 7.06 hereof if made by the Borrower; provided, that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment, (B) such direct or indirect parent company shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to the capital of the Borrower or any of the Restricted Subsidiaries or (2) the merger, consolidation or amalgamation of the Person formed or acquired into the Borrower or any of the Restricted Subsidiaries (to the extent not prohibited by Section 7.04 hereof) in order to consummate such Investment, (C) such direct or indirect parent company and its Affiliates (other than the Borrower or a Restricted Subsidiary) receives no consideration or other payment in connection with such transaction except (7) to the extent the Borrower or a Restricted Subsidiary could have given such consideration or made such payment in compliance with this Agreement and such consideration or other payment is included as a Restricted Payment under this Agreement, (A) any property received by the Borrower shall not increase amounts available for Restricted Payments pursuant to clause (iii) of the definition of “Available Amount” and (B) such Investment shall be deemed to be made by the Borrower or such Restricted Subsidiary pursuant to another provision of this covenant or pursuant to the definition of “Permitted Investments.” “Participant” has the meaning specified in Section 11.06(d). “Participant Register” has the meaning specified in Section 11.06(d). “PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Title IV of ERISA (or any successor). “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA or Section 412 of the Code and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years. “Performance Letter of Credit” means any Letter of Credit that is a “performance standby letter of credit” as set forth in applicable Laws promulgated from time to time by the FRB. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Acquisition” means any transaction or series of related transactions for the direct or indirect (a) acquisition of all or substantially all of the assets of any Person or of all or substantially all of any business or division of any Person, (b) acquisition of all or substantially all of the Equity Interests of any Person and otherwise causing such Person to become a Restricted Subsidiary or (c) merger or consolidation or any other combination with any Person, in the case of each of clauses (a), (b) and (c), if each of the following conditions is met: (1) no Default or Event of Default has occurred and is continuing or would result therefrom; and (2) as of the date the definitive agreement for such acquisition is entered into and after giving pro forma effect to such transaction, the Borrower shall be in compliance with the financial covenant set forth in Section 7.11 as of the most recent period for which financial statements were required to be delivered pursuant to Section 6.01(a) or (b) (assuming, for purposes of Section 7.11, that such transaction had occurred on the first day of such relevant period). “Permitted Holders” means, (a) Ronald N. Tutor; (b) any of his brothers, sisters, children of brothers and sisters, grandchildren, grandnieces, grandnephews and other members of his immediate family and other descendants; (c) in the event of the incompetence or death of any of the Persons described in clauses (a) and (b), such Person’s estate, executor, administrator, committee or other personal representative; (d) any trusts created for the benefit of the Persons described in clause (a) or (b); (e) any Person controlled by any of the Persons described in 46 US-DOCS\146702970.6149986608.7 clause (a), (b), or (d); or (f) any group of Persons (as defined in the Exchange Act) in which the Persons described in clause (a), (b), or (d), individually or collectively, control such group or hold more than 50% of the total voting power of the Voting Stock of the Borrower held by such group. For the purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Permitted Indebtedness” has the meaning specified in Section 7.03. “Permitted Insured” means (a) any Person, including any subcontractor of the Borrower or one of its Subsidiaries, engaged to perform work on projects, (b) any vendor engaged to provide goods or services to projects, and (c) any owner of or interest holder in projects for projects in which the Borrower or one of its Subsidiaries is acting as the general contractor or a subcontractor. “Permitted Investment” means (in each case, by the Borrower or any of its Restricted Subsidiaries): (1) Investments in (i) a Restricted Subsidiary (including the Equity Interests of a Restricted Subsidiary) or the Borrower or (ii) a Person (including the Equity Interests of any such Person) that will, upon the making of such Investment, become a Restricted Subsidiary; provided, that the aggregate amount of such Investments by Loan Parties in Non-Guarantors shall not exceed the greater of (a) $87,500,000 and (b) 25% of LTM EBITDA. (2) Investments in another Person if such Person is engaged in any Similar Business and as a result of such Investment such other Person is merged, amalgamated, consolidated or otherwise combined with or into, or transfers or conveys all or substantially all its assets to, the Borrower or a Guarantor; (3) Investments in cash, Cash Equivalents or Investment Grade Securities; (4) Investments in receivables owing to the Borrower or any Restricted Subsidiary created or acquired in the ordinary course of business or consistent with past practice; (5) Investments in payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business or consistent with past practice; (6) Management Advances; (7) Investments received in settlement of debts created in the ordinary course of business or consistent with past practice and owing to the Borrower or any Restricted Subsidiary or in exchange for any other Investment or accounts receivable held by the Borrower or any such Restricted Subsidiary, or as a result of foreclosure, perfection or enforcement of any Lien, or in satisfaction of judgments or pursuant to any plan of reorganization or similar arrangement including upon the bankruptcy or insolvency of a debtor or otherwise with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; (8) Investments made as a result of the receipt of non-cash consideration from a sale or other disposition of property or assets, including an Asset Disposition; (9) Investments existing or pursuant to agreements or arrangements in effect on the Closing Date and any modification, replacement, renewal or extension thereof; provided that the amount of any such Investment may not be increased except (a) as required by the terms of such Investment as in existence on the Closing Date or (b) as otherwise permitted under this Agreement; (10) Swap Obligations, which transactions or obligations are incurred in compliance with Section 7.03 hereof; 47 US-DOCS\146702970.6149986608.7

(11) pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business or Liens otherwise described in the definition of “Permitted Liens” or made in connection with Liens permitted under Section 7.01 hereof; (12) any Investment to the extent made using Equity Interests of the Borrower (other than Disqualified Stock) or Equity Interests of any Parent Entity as consideration; (13) any transaction to the extent constituting an Investment that is permitted and made in accordance with Section 7.08(b) hereof (except those described in Sections 7.08(b)(i), (iii), (vi), (vii), (viii), (ix), and (xiii)); (14) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or licenses or leases of intellectual property, in any case, in the ordinary course of business and in accordance with this Agreement; (15) (i) Guarantees not prohibited by Section 7.03 hereof and (other than with respect to Indebtedness) guarantees, keepwells and similar arrangements in the ordinary course of business and (ii) performance guarantees with respect to obligations that are permitted by this Agreement; (16) Investments consisting of earnest money deposits required in connection with a purchase agreement, or letter of intent, or other acquisitions to the extent not otherwise prohibited by this Agreements; (17) Investments of a Restricted Subsidiary acquired after the Closing Date or of an entity merged or amalgamated into the Borrower or merged or amalgamated into or consolidated with a Guarantor after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation; (18) Investments consisting of licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons; (19) contributions to a “rabbi” trust for the benefit of employees or other grantor trust subject to claims of creditors in the case of a bankruptcy of the Borrower; (20) additional Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (20) that are at that time outstanding, not to exceed (when taken together with the aggregate amount of Restricted Payments made pursuant to Section 7.06(b)(xvi)(A)) the greater of (a) $150,000,000 and 40% of LTM EBITDA (with the fair market value of each Investment being measured at the time such investments were originally made and without giving effect to subsequent changes in value) plus the amount of any distributions, dividends, payments or other returns in respect of such Investments (without duplication for purposes of Section 7.06 of any amounts applied pursuant to such covenant); provided that if such Investment is in Equity Interests of a Person that subsequently becomes a Guarantor, such Investment shall thereafter be deemed permitted under clause (1) or (2) above and shall not be included as having been made pursuant to this clause (20); (21) any Investment in Joint Ventures, in the ordinary course of business, consistent with past practice, provided, that no Event of Default shall be continuing or result therefrom and after giving effect thereto, the Total Net Leverage Ratio shall not exceed 3.50:1.00 on a Pro Forma Basis; (22) (i) Investments in any Person arising in connection with a Securitization Transaction or Receivables Facility and (ii) distributions or payments of Securitization Fees and purchases of Securitization Assets or Receivables Assets in connection with a Securitization Transaction or Receivables Facility; (23) Investments in connection with the Transactions made on the Closing Date; 48 US-DOCS\146702970.6149986608.7

(24) additional Investments so long as after giving effect thereto, no Event of Default is continuing or would result therefrom and the Total Net Leverage Ratio shall be equal to or less than 1.50 to 1.00 on a Pro Forma Basis; (25) Investments by an Unrestricted Subsidiary entered into prior to the day such Unrestricted Subsidiary is re-designated as a Restricted Subsidiary as described under Section 6.15; and (26) transactions entered into in order to consummate a Permitted Tax Restructuring. “Permitted Junior Debt Payments” shall mean any purchase, repurchase, redemption, defeasance or other acquisition or retirement of the Convertible Notes and the 2017 Senior Notes. “Permitted Liens” means, with respect to any Person: (1) Liens on assets or property of a Non-Guarantor securing Indebtedness of any Non-Guarantor; provided, further, that Non-Guarantors may not incur Liens under this clause (1) if, after giving pro forma effect to such incurrence (including a pro forma application of the net proceeds therefrom), more than an aggregate of 25% of Consolidated EBITDA of Liens of Non-Guarantors would be outstanding pursuant to this clause at any one time outstanding; (2) pledges, deposits or Liens under workmen’s compensation laws, payroll Taxes, unemployment insurance laws, social security laws or similar legislation, or insurance related obligations (including pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements), or in connection with bids, tenders, completion guarantees, contracts (other than for borrowed money) or leases, or to secure utilities, licenses, public or statutory obligations, or to secure the performance of bids, trade contracts, government contracts and leases, statutory obligations, surety, stay, indemnity, judgment, customs, appeal or performance bonds, return-of-money bonds, bankers’ acceptance facilities (or other similar bonds, instruments or obligations), obligations in respect of letters of credit, bank guarantees or similar instruments that have been posted to support the same or as security for contested Taxes or import or customs duties or for the payment of rent, or other obligations of like nature, in each case incurred in the ordinary course of business or consistent with past practice; (3) Liens imposed by law, including carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s, construction contractors’ or other like Liens, in each case for sums not yet overdue for a period of more than 60 days or that are bonded or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP; (4) Liens for Taxes, assessments or governmental charges which are not overdue or which are being contested in good faith by appropriate proceedings; provided that appropriate reserves required pursuant to GAAP (or other applicable accounting principles) have been made in respect thereof; (5) encumbrances, charges, ground leases, easements (including reciprocal easement agreements), survey exceptions, restrictions, encroachments, protrusions, by-law, regulation, zoning restrictions or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning, building codes or other restrictions (including minor defects or irregularities in title and similar encumbrances) as to the use of real properties or Liens incidental to the conduct of the business of the Borrower and its Restricted Subsidiaries or to the ownership of their properties, including servicing agreements, development agreements, site plan agreements, subdivision agreements, facilities sharing agreements, cost sharing agreement and other agreements, which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of the Borrower and its Restricted Subsidiaries; (6) Liens (a) on assets or property of the Borrower or any Restricted Subsidiary securing Swap Obligations or services under Cash Management Agreements permitted under this Agreement; (b) that are 49 US-DOCS\146702970.6149986608.7 contractual rights of set-off or, in the case of clause (i) or (ii) below, other bankers’ Liens (i) relating to services under Cash Management Agreements in the ordinary course of business and not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any Subsidiary or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business; (c) on cash accounts securing Indebtedness incurred under Section 7.03(b)(viii)(iii) with financial institutions; (d) encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business, consistent with past practice and not for speculative purposes; and/or (e) (i) of a collection bank arising under Section 4-210 of the UCC on items in the course of collection and (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) arising in the ordinary course of business in connection with the maintenance of such accounts and (iii) arising under customary general terms of the account bank in relation to any bank account maintained with such bank and attaching only to such account and the products and proceeds thereof; (7) leases, licenses, subleases and sublicenses of assets (including real property and intellectual property rights), in each case entered into in the ordinary course of business; (8) Liens securing or otherwise arising out of judgments, decrees, attachments, orders or awards not giving rise to an Event of Default so long as (a) any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree, order or award have not been finally terminated, (b) the period within which such proceedings may be initiated has not expired or (c) no more than 60 days have passed after (i) such judgment, decree, order or award has become final or (ii) such period within which such proceedings may be initiated has expired; (9) Liens (i) on assets or property of the Borrower or any Restricted Subsidiary for the purpose of securing Capitalized Lease Obligations or Purchase Money Obligations, or securing the payment of all or a part of the purchase price of, or securing other Indebtedness incurred to finance or refinance the acquisition, improvement or construction of, assets or property acquired or constructed in the ordinary course of business; provided that (a) the aggregate principal amount of Indebtedness secured by such Liens is otherwise permitted to be incurred under this Agreement and (b) any such Liens may not extend to any assets or property of the Borrower or any Restricted Subsidiary other than assets or property acquired, improved, constructed or leased with the proceeds of such Indebtedness and any improvements or accessions to such assets and property and (ii) on any interest or title of a lessor under any Capitalized Lease Obligations or operating lease; (10) Liens perfected or evidenced by UCC financing statement filings, including precautionary UCC financing statements (or similar filings in other applicable jurisdictions) regarding operating leases entered into by the Borrower and its Restricted Subsidiaries in the ordinary course of business; (11) Liens existing on the Closing Date; (12) Liens on property, other assets or shares of stock of a Person at the time such Person becomes a Restricted Subsidiary (or at the time the Borrower or a Restricted Subsidiary acquires such property, other assets or shares of stock, including any acquisition by means of a merger, amalgamation, consolidation or other business combination transaction with or into the Borrower or any Restricted Subsidiary); provided, however, that such Liens are not created, incurred or assumed in anticipation of or in connection with such other Person becoming a Restricted Subsidiary (or such acquisition of such property, other assets or stock); provided, further, that such Liens are limited to all or part of the same property, other assets or stock (plus improvements, accession, proceeds or dividends or distributions in connection with the original property, other assets or stock) that secured (or, under the written arrangements under which such Liens arose, could secure) the obligations to which such Liens relate; (13) Liens on assets or property of the Borrower or any Restricted Subsidiary securing Indebtedness or other obligations of the Borrower or such Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary, or Liens in favor of the Borrower or any Restricted Subsidiary; 50 US-DOCS\146702970.6149986608.7

(14) Liens securing Refinancing Indebtedness incurred to refinance Indebtedness that was previously so secured, and permitted to be secured under this Agreement; provided that any such Lien is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the Indebtedness being refinanced or is in respect of property that is or could be the security for or subject to a Permitted Lien hereunder; (15) (a) mortgages, Liens, security interests, restrictions, encumbrances or any other matters of record that have been placed by any government, statutory or regulatory authority, developer, landlord or other third party on property over which the Borrower or any Restricted Subsidiary of the Borrower has easement rights or on any leased property and subordination or similar arrangements relating thereto and (b) any condemnation or eminent domain proceedings affecting any real property; (16) subject to Section 7.12, any encumbrance or restriction (including put and call arrangements) with respect to Equity Interests of any Joint Venture or similar arrangement pursuant to any Joint Venture or similar agreement; (17) Liens on property or assets under construction (and related rights) in favor of a contractor or developer or arising from progress or partial payments by a third party relating to such property or assets; (18) Liens arising out of conditional sale, title retention, hire purchase, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business; (19) Liens securing Indebtedness permitted to be incurred pursuant to Section 7.03(b)(i), (xiv) or (xix) (provided that, in the case of Section 7.03(b)(xix), such Liens are limited to all or part of the equipment acquired with the proceeds of such Indebtedness); (20) Liens to secure Indebtedness permitted by Section 7.03(b)(v); provided that such Liens shall only be permitted if (x) such Liens are limited to all or part of the same property or assets, including Equity Interests (plus improvements, accessions, proceeds or dividends or distributions in respect thereof, or replacements of any thereof), or of any Person acquired or merged, consolidated or amalgamated with or into the Borrower or any Restricted Subsidiary, in any transaction to which such Indebtedness relates or (y) on the date of the incurrence of such Indebtedness after giving effect to such incurrence, the First Lien Net Leverage Ratio or Total Net Leverage Ratio, as the case may be, would equal or be less than the First Lien Net Leverage Ratio or Total Net Leverage Ratio, as the case may be, immediately prior to giving effect thereto; (21) Liens incurred to secure Obligations in respect of any Indebtedness permitted by Section 7.03(b)(vii) and (xiv); (22) [reserved]; (23) Liens on Equity Interests or other securities or assets of any Unrestricted Subsidiary that secure Indebtedness of such Unrestricted Subsidiary; (24) any security granted over the marketable securities portfolio described in clause (9) of the definition of “Cash Equivalents” in connection with the disposal thereof to a third party; (25) Liens on (i) goods the purchase price of which is financed by a documentary letter of credit issued for the account of the Borrower or any Restricted Subsidiary or Liens on bills of lading, drafts or other documents of title arising by operation of law or pursuant to the standard terms of agreements relating to letters of credit, bank guarantees and other similar instruments and (ii) specific items of inventory of other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; 51 US-DOCS\146702970.6149986608.7

(26) Liens on equipment of the Borrower or any Restricted Subsidiary granted in the ordinary course of business to clients or suppliers of the Borrower or any Restricted Subsidiary; (27) Liens on assets or securities deemed to arise in connection with and solely as a result of the execution, delivery or performance of contracts to sell such assets or securities if such sale is otherwise permitted by this Agreement; (28) Liens arising by operation of law or contract on insurance policies and the proceeds thereof to secure premiums thereunder, and Liens, pledges and deposits in the ordinary course of business securing liability for premiums or reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefits of) insurance carriers; (29) Liens solely on any cash earnest money deposits made in connection with any letter of intent or purchase agreement permitted under this Agreement; (30) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Permitted Investments to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to sell any property in an asset sale permitted under Section 7.05, in each case, solely to the extent such Investment or asset sale, as the case may be, would have been permitted on the date of the creation of such Lien; (31) Liens securing Indebtedness and other obligations in an aggregate principal amount not to exceed the greater of (a) $75,000,000 and 20% of LTM EBITDA at any one time outstanding; (32) Liens then existing with respect to assets of an Unrestricted Subsidiary on the day such Unrestricted Subsidiary is re-designated as a Restricted Subsidiary pursuant to Section 6.15. (33) Liens incurred to secure Obligations in respect of any Indebtedness (a) that ranks pari passu with the Liens securing the Obligations (or in the case of Liens on assets that are not Collateral, first priority Liens) if the First Lien Net Leverage Ratio, calculated on a Pro Forma Basis, is equal to or less than 1.35 to 1.00, and (b) Liens that rank junior to the Liens securing the Obligations if the Total Net Leverage Ratio, calculated on a Pro Forma Basis, is equal to or less than 3.50 to 1.00; (34) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 7.03 provided that such Liens do not extend to any assets other than those that are the subject of such repurchase agreement; (35) Liens arising in connection with a Securitization Transaction or a Receivables Facility; (36) Settlement Liens; (37) rights of recapture of unused real property in favor of the seller of such property set forth in customary purchase agreements and related arrangements with any government, statutory or regulatory authority; (38) the rights reserved to or vested in any Person or government, statutory or regulatory authority by the terms of any lease, license, franchise, grant or permit held by the Borrower or any Restricted Subsidiary or by a statutory provision, to terminate any such lease, license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof; (39) restrictive covenants affecting the use to which real property may be put; (40) Liens or covenants restricting or prohibiting access to or from lands abutting on controlled access highways or covenants affecting the use to which lands may be put; provided that such Liens or covenants do not interfere with the ordinary conduct of the business of the Borrower or any Restricted Subsidiary; or 52 US-DOCS\146702970.6149986608.7

(41) Liens arising in connection with any Permitted Tax Restructuring. In the event that a Permitted Lien meets the criteria of more than one of the types of Permitted Liens (at the time of incurrence or at a later date), the Borrower in its sole discretion may divide, classify or from time to time reclassify all or any portion of such Permitted Lien in any manner that complies with Section 7.01 hereof and such Permitted Lien shall be treated as having been made pursuant only to the clause or clauses of the definition of “Permitted Lien” to which such Permitted Lien has been classified or reclassified. “Permitted Tax Distribution” means for any taxable period in which the Borrower and, if applicable, any of the Borrower’s Subsidiaries, is a member of a consolidated, combined or similar income tax group for U.S. federal income tax purposes (a “Tax Group”) of which any Parent Entity is the common parent, any dividends or other distributions to permit such Parent Entity to pay any U.S. federal, state and local income Taxes on behalf of such Tax Group up to an amount not to exceed in the aggregate the amount of any such Taxes that the Borrower and its Subsidiaries would have been required to pay as a stand-alone Tax Group with the Borrower as the common parent. “Permitted Tax Restructuring” means any reorganizations and other activities related to tax planning and tax reorganization (as determined by the Borrower in good faith) entered into prior to, on or after the date hereof so long as, after giving effect to such Permitted Tax Restructuring, (a) taken as a whole, the security interests of the Administrative Agent in the Collateral are not materially impaired, (b) taken as a whole, the value of the Collateral securing the Obligations and the Guaranty by the Guarantors of the Obligations are not materially reduced and (c) such Permitted Tax Restructuring is not materially adverse to the Lenders. “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government or any agency or political subdivision thereof or any other entity. “Platform” has the meaning specified in Section 6.02. “Preferred Stock” as applied to the Equity Interests of any Person, means Equity Interests of any class or classes (however designated) which is preferred as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Equity Interests of any other class of such Person. “Prepayment Event” means: (a) any Asset Disposition of the Borrower or any Restricted Subsidiary not in the ordinary course of business; (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Restricted Subsidiary (excluding any such events with respect to property with a fair market value immediately prior to such event, when taken together with any other such events in the same fiscal year of the Borrower, not exceeding $20,000,000); or (c) the incurrence by the Borrower or any Restricted Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 7.03 or otherwise permitted by the Required Lenders (other than Refinancing Indebtedness). “Pro Forma Basis” means, for purposes of calculating First Lien Net Leverage Ratio, the Total Net Leverage Ratio, the Fixed Charge Coverage Ratio or any other calculation under any applicable provision of the Loan Documents (including for purposes of determining the Applicable Rate), that any permitted Restricted Payment or Investment, any issuance, incurrence, assumption or permanent repayment of Indebtedness (including Indebtedness issued, incurred or assumed as a result of, or to finance, any relevant transaction and for which any such financial ratio or other calculation is being calculated), all sales, transfers and other dispositions or discontinuance of any Subsidiary, line of business, division or store, or any conversion of a Restricted Subsidiary to 53 US-DOCS\146702970.6149986608.7

an Unrestricted Subsidiary or of an Unrestricted Subsidiary to a Restricted Subsidiary shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such transaction for which Borrower was required to deliver financial statements pursuant to Section 6.01(a) or (b). In connection with the foregoing, (a) with respect to any Asset Disposition or Involuntary Disposition, (i) income statement and cash flow statement items (whether positive or negative) attributable to the property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction and (ii) Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period, and (b) with respect to any Acquisition, (i) income statement items attributable to the Person or property acquired shall be included to the extent relating to any period applicable in such calculations to the extent (A) such items are not otherwise included in such income statement items for the Borrower and its Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01 and (B) such items are supported by financial statements or other information reasonably satisfactory to the Administrative Agent and (ii) any Indebtedness incurred or assumed by the Borrower or any Subsidiary (including the Person or property acquired) in connection with such transaction and any Indebtedness of the Person or property acquired which is not retired in connection with such transaction (A) shall be deemed to have been incurred as of the first day of the applicable period and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “Purchase Money Obligations” means any Indebtedness incurred to finance or refinance the acquisition, leasing, construction or improvement of property (real or personal) or assets (including Equity Interests), and whether acquired through the direct acquisition of such property or assets or the acquisition of the Equity Interests of any Person owning such property or assets, or otherwise. “Purchase Price” means, with respect to any Acquisition, all direct, indirect, and deferred cash payments made to or for the benefit of the Person being acquired (or whose assets are being acquired), its shareholders, officers, directors, employees, or Affiliates in connection with such Acquisition, including, without limitation, the amount of any Indebtedness being assumed in connection with such Acquisition (and subject to the limitations on Permitted Indebtedness hereunder), seller financing, and payments under non-competition agreements entered into in connection with such Acquisition and similar agreements, including, without limitation, consulting agreements, but expressly excluding employment agreements, any non-cash consideration and the value of any stock, options, or warrants or other rights to acquire stock issued as part of the consideration in such transaction; provided that, for the purposes hereof, non-competition agreements shall be valued at their present value discounted over the term of such agreement at the Base Rate in effect at the time of the Acquisition, and the Purchase Price shall be reduced by the amount of any net cash on the balance sheet of the Person being acquired. “QFC Credit Support” has the meaning assigned to such term in Section 11.22. “Qualified ECP Guarantor” shall mean, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified IPO” means an underwritten public offering (other than a public offering pursuant to a registration statement on Form S-4 or Form S 8) of the Equity Interests of the Borrower or any Parent Entity which generates cash proceeds of at least $100,000,000. “Ratio Basket Amount” has the meaning assigned to such term in the definition of “Maximum Additional Debt Amount”. 54 US-DOCS\146702970.6149986608.7

“Receivables Assets” means (a) any accounts receivable owed to the Borrower or a Restricted Subsidiary subject to a Receivables Facility and the proceeds thereof and (b) all collateral securing such accounts receivable, all contracts and contract rights, guarantees or other obligations in respect of such accounts receivable, all records with respect to such accounts receivable and any other assets customarily transferred together with accounts receivable in connection with a non-recourse accounts receivable factoring arrangement and which are sold, conveyed, assigned or otherwise transferred or pledged by the Borrower to a commercial bank or Affiliate thereof in connection with a Receivables Facility. “Receivables Facility” means an arrangement between the Borrower or a Restricted Subsidiary and a commercial bank or an Affiliate thereof pursuant to which (a) the Borrower or such Restricted Subsidiary, as applicable, sells (directly or indirectly) to such commercial bank (or such Affiliate) accounts receivable owing by customers, together with Receivables Assets related thereto and (b) the obligations of the Borrower or such Restricted Subsidiary, as applicable, thereunder are non-recourse (except for Securitization Repurchase Obligations) to the Borrower and such Restricted Subsidiary and (c) the financing terms, covenants, termination events and other provisions thereof shall be on market terms (as determined in good faith by the Borrower) and may include Standard Securitization Undertakings, and shall include any guaranty in respect of such arrangements. “Recipient” means the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder. “Refinance” means refinance, refund, replace, renew, repay, modify, restate, defer, substitute, supplement, reissue, resell, extend or increase (including pursuant to any defeasance or discharge mechanism) and the terms “refinances,” “refinanced” and “refinancing” as used for any purpose in this Agreement shall have a correlative meaning. “Refinancing Indebtedness” means Indebtedness that is incurred to refund, refinance, replace, exchange, renew, repay or extend (including pursuant to any defeasance or discharge mechanism) any Indebtedness existing on the Closing Date or incurred in compliance with this Agreement (including Indebtedness of the Borrower that refinances Indebtedness of any Restricted Subsidiary and Indebtedness of any Restricted Subsidiary that refinances Indebtedness of the Borrower or another Restricted Subsidiary) including Indebtedness that refinances Refinancing Indebtedness; provided, however, that: (1) (i) such Refinancing Indebtedness has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness, Disqualified Stock or Preferred Stock being refunded or refinanced; and (ii) to the extent such Refinancing Indebtedness refinances Junior Indebtedness, Disqualified Stock or Preferred Stock, such Refinancing Indebtedness is Junior Indebtedness, Disqualified Stock or Preferred Stock, respectively, and, in the case of Junior Indebtedness that is unsecured, is unsecured, and, in the case of Junior Indebtedness that is secured, is either (a) unsecured or (b) not secured by Liens on any assets not securing the indebtedness being refinanced; (2) Refinancing Indebtedness shall not include: (i) Indebtedness, Disqualified Stock or Preferred Stock of a Non-Guarantor that refinances Indebtedness, Disqualified Stock or Preferred Stock of the Borrower or a Guarantor; or (ii) Indebtedness, Disqualified Stock or Preferred Stock of the Borrower or a Restricted Subsidiary that refinances Indebtedness, Disqualified Stock or Preferred Stock of an Unrestricted Subsidiary; and (3) such Refinancing Indebtedness has an aggregate principal amount (or if incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if incurred with original issue discount, the aggregate accreted value) then outstanding (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced. 55 US-DOCS\146702970.6149986608.7

Refinancing Indebtedness in respect any other Indebtedness may be incurred from time to time after the termination, discharge or repayment of any such Indebtedness. “Register” has the meaning specified in Section 11.06(c). “Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates. “Related Taxes” means (i) any amounts that are Permitted Tax Distributions and (ii) any Taxes, including sales, use, transfer, rental, ad valorem, value added, stamp, property, consumption, franchise, license, capital, registration, business, customs, net worth, gross receipts, excise, occupancy, intangible or similar Taxes and other similar fees and expenses (other than in the case of this clause (ii), (x) Taxes measured by income and (y) withholding Taxes) payable by any Parent Entity by virtue of its: (1) being organized or having Equity Interests outstanding (but not by virtue of owning stock or other Equity Interests of any corporation or other entity other than, directly or indirectly, the Borrower or any of the Borrower’s Subsidiaries) or otherwise maintain its existence or good standing under applicable law; (2) being a holding company parent, directly or indirectly, of the Borrower or any of the Borrower’s Subsidiaries; (3) receiving dividends (other than in cash) from or other distributions in respect of any direct or indirect Equity Interests of, the Borrower or any of the Borrower’s Subsidiaries; or (4) having made any payment in respect to any of the items for which the Borrower is permitted to make payments to any Parent Entity pursuant to Section 7.06. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection, leaching or migrating into or through the environment, or into, from or through any building, structure or facility. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which notice has been waived. “Repricing Transaction” means (1) any prepayment of the Term Loans with the proceeds of, or any conversion of such Term Loans into, any new or replacement tranche of debt financing bearing interest at an effective interest rate less than the Yield applicable to the Term Loans and (2) any amendment to the Term Loans which, directly or indirectly, reduces the Yield applicable to the Term Loans; provided that no Repricing Transaction will be deemed to occur in connection with a Change of Control, Qualified IPO or Enterprise Transformative Event. “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Debt Terms” has the meaning specified in Section 2.17(b). 56 US-DOCS\146702970.6149986608.7

“Required Lenders” means, at any time, each of the Required Revolving Lenders and the Required Term Lenders. “Required Percentage” means, with respect to the fiscal year ending December 31, 2021, 50%, and with respect to any fiscal year of the Borrower thereafter, (a) 50%, if the Total Net Leverage Ratio at the end of such fiscal year is greater than 2.00 to 1.00, (b) 25%, if the Total Net Leverage Ratio at the end of such fiscal year is less than or equal to 2.00 to 1.00 but greater than 1.50 to 1.00 and (c) 0%, if the Total Net Leverage Ratio at the end of such fiscal year is less than or equal to 1.50 to 1.00; provided that if any prepayments are made after the end of such fiscal year and prior to the date that is thirty Business Days after the end of such fiscal year, the Required Percentage shall be recalculated as of the date of such prepayment to give effect thereto. “Required Revolving Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of the sum of the (a) Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that (i) the unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders and (ii) at any time there are more than two (2) Revolving Credit Lenders that are not Affiliates of each other, Required Revolving Lenders must include at least two (2) Revolving Credit Lenders that are not Affiliates of each other. “Required Term Lenders” means, as of any date of determination, Term Lenders holding more than 50% of the aggregate outstanding amount of the Term Commitments on such date or, after the funding of any Incremental Term Loans, more than 50% of the principal amount of all Term Loans then outstanding; provided that (i) the Term Commitments or principal amount of Term Loans held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term Lenders and (ii) at any time there are more than two (2) Term Lenders that are not Affiliates of each other, Required Term Lenders must include at least two (2) Term Lenders that are not Affiliates of each other. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, executive vice president, vice president, chief operating officer, chief financial officer, chief legal officer, general counsel, treasurer, assistant treasurer or controller of a Loan Party, and solely for purposes of the delivery of officer’s, secretary’s or incumbency certificates pursuant to Section 4.01(a)(v), any secretary, assistant secretary or clerk of a Loan Party and, solely for purposes of notices given to Article II, any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Investment” means any Investment other than a Permitted Investment. “Restricted Payment” has the meaning set forth in Section 7.06. “Restricted Subsidiary” any Subsidiary other than an Unrestricted Subsidiary. Unless otherwise indicated in this Agreement, all references to Restricted Subsidiaries will mean Restricted Subsidiaries of the Borrower. “Revaluation Date” means, with respect to any Letter of Credit, each of the following: (a) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (b) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof, (c) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Alternative Currency, and (d) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Revolving Lenders shall require. 57 US-DOCS\146702970.6149986608.7

“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of SOFR Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(b). “Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” (as amended by the Fifth Amendment) or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Credit Commitment as of the Fifth Amendment Effective Date is $170,000,000.00. “Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Lender’s participation in L/C Obligations and Swing Line Loans at such time. “Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time. “Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time. “Revolving Credit Loan” has the meaning specified in Section 2.01(b). “Revolving Credit Note” means a promissory note made by the Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans or Swing Line Loans, as the case may be, made by such Revolving Credit Lender, substantially in the form of Exhibit C-2. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto. “Sale and Leaseback Transaction” means any arrangement providing for the leasing by the Borrower or any of its Restricted Subsidiaries of any real or tangible personal property, which property has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to a third Person in contemplation of such leasing. “Sanctioned Country” shall mean, at any time, a country, region or territory that is, or whose government is, the subject or target of any Sanctions. “Sanctioned Person” shall mean, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, (b) any Person located, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person. “Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. 58 US-DOCS\146702970.6149986608.7

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of the Second Amendment Effective Date. “Second Amendment Effective Date” means March 10, 2023, the date on which all conditions precedent set forth in Article II of the Second Amendment were satisfied (or waived). “Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Loan Party and any Cash Management Bank. “Secured Hedge Agreement” means any Swap Contract that is entered into by and between any Loan Party and any Hedge Bank. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are secured by the Collateral under the terms of the Collateral Documents. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, as amended. “Securitization Asset” means (a) any accounts receivable, mortgage receivables, loan receivables or related assets and the proceeds thereof and (b) all collateral securing such receivable or asset, all contracts and contract rights, guaranties or other obligations in respect of such receivable or asset, lockbox accounts and records with respect to such account or asset and any other assets customarily transferred (or in respect of which security interests are customarily granted) together with accounts or assets in connection with a securitization, factoring or receivable sale transaction. “Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any Securitization Asset or participation interest therein issued or sold in connection with, and other fees and expenses (including reasonable fees and expenses of legal counsel) paid in connection with, any Securitization Transaction or Receivables Facility. “Securitization Repurchase Obligation” means any obligation of a seller of Securitization Assets or Receivables Assets in a Securitization Transaction or a Receivables Facility to repurchase Securitization Assets arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Securitization Subsidiary” means any Subsidiary of the Borrower in each case formed for the purpose of and that solely engages in one or more Securitization Transactions and other activities reasonably related thereto or another Person formed for this purpose. “Securitization Transaction” means any of one or more securitization, financing, factoring or sales transactions, as amended, supplemented, modified, extended, renewed, restated or refunded from time to time, pursuant to which (a) the Borrower or any of the Restricted Subsidiaries sells, transfers, pledges or otherwise conveys any Securitization Assets (whether now existing or arising in the future) to a Securitization Subsidiary or any other Person, (b) the obligations of the Borrower or such Restricted Subsidiary, as applicable, thereunder are non-recourse to the Borrower and such Restricted Subsidiary and (c) the financing terms, covenants, termination events and other provisions thereof shall be on market terms (as determined in good faith by the Borrower). “Security Agreement” means the Security Agreement, in the form of Exhibit G attached hereto, dated as of the Closing Date executed in favor of the Administrative Agent for the benefit of the Secured Parties by each of the Loan Parties. 59 US-DOCS\146702970.6149986608.7

“Settlement” means the transfer of cash or other property with respect to any credit or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer, or charge transaction for which a Person acts as a processor, remitter, funds recipient or funds transmitter in the ordinary course of its business. “Settlement Asset” means any cash, receivable or other property, including a Settlement Receivable, due or conveyed to a Person in consideration for a Settlement made or arranged, or to be made or arranged, by such Person or an Affiliate of such Person. “Settlement Indebtedness” means any payment or reimbursement obligation in respect of a Settlement Payment. “Settlement Lien” means any Lien relating to any Settlement or Settlement Indebtedness (and may include, for the avoidance of doubt, the grant of a Lien in or other assignment of a Settlement Asset in consideration of a Settlement Payment, Liens securing intraday and overnight overdraft and automated clearing house exposure, and similar Liens). “Settlement Payment” means the transfer, or contractual undertaking (including by automated clearing house transaction) to effect a transfer, of cash or other property to effect a Settlement. “Settlement Receivable” means any general intangible, payment intangible, or instrument representing or reflecting an obligation to make payments to or for the benefit of a Person in consideration for a Settlement made or arranged, or to be made or arranged, by such Person. “Similar Business” means (a) any businesses, services or activities engaged in by the Borrower or any of its Subsidiaries on the Closing Date and (b) any businesses, services and activities engaged in by the Borrower or any of its Subsidiaries that are related, complementary, incidental, ancillary or similar to any of the foregoing or are extensions or developments of any thereof. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website. “SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing. “SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”. “Solvent” or “Solvency” means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital, (d) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person and (e) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specified Transaction” means any Investment (including any Limited Condition Acquisition), disposition, incurrence or repayment of Indebtedness, Restricted Payment, Subsidiary designation, Incremental Facility that by the terms of this Agreement requires such test to be calculated on a “Pro Forma Basis”; provided that any increase in the Commitments (including, for this purpose, any Commitment in respect of any Incremental Term Loan) above the 60 US-DOCS\146702970.6149986608.7 amount of Commitments in effect on the Closing Date, for purposes of this “Specified Transaction” definition, shall be deemed to be fully drawn; provided further that, at the Borrower’s election, any such Specified Transaction (other than a Restricted Payment) having an aggregate value of less than $5,000,000 shall not be calculated on a “Pro Forma Basis.” “Spot Rate” for a currency means the rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days immediately preceding the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency. “Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary of the Borrower which the Borrower has determined in good faith to be customary in a Securitization Transaction, including, without limitation, those relating to the servicing of the assets of a Securitization Subsidiary, it being understood that any Securitization Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking or, in the case of a Receivables Facility, a non-credit related recourse accounts receivable factoring arrangement. “Stated Maturity” means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision, but shall not include any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof. “Sterling” and “£” means the lawful currency of the United Kingdom. “Subordinated Indebtedness” means, with respect to any person, any Indebtedness (whether outstanding on the Closing Date or thereafter incurred) which is expressly subordinated in right of payment to the Obligations pursuant to a written agreement. “Subsidiary” means, with respect to any Person: (1) any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50.0% of the total voting power of shares of Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (2) any partnership, joint venture, limited liability company or similar entity of which: (3) more than 50.0% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership interests or otherwise; and (4) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity. “Supported QFC” has the meaning assigned to such term in Section 11.22. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity 61 US-DOCS\146702970.6149986608.7 index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement; provided, that the Convertible Notes Indenture shall not constitute a Swap Contract. “Swap Obligations” means, with respect to any Person, the obligations of such Person under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, commodity swap agreement, commodity cap agreement, commodity collar agreement, foreign exchange contracts, currency swap agreement or similar agreement providing for the transfer or mitigation of interest rate, commodity price or currency risks either generally or under specific contingencies. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04. “Swing Line Lender” means BMO Bank N.A. (f/k/a BMO Harris Bank N.A.) in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Swing Line Sublimit” means an amount equal to the lesser of (a) $10,000,000 and (b) the Revolving Credit Facility. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Facility. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges in the nature of a tax imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Borrowing” means a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of SOFR Loans, having the same Interest Period made by each of the Term Lenders pursuant to Section 2.01(a). “Term Commitment” means, as to each Term Lender, its obligation to make Term Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount corresponding to such Term Lender as set forth on Schedule 2.01. 62 US-DOCS\146702970.6149986608.7

63 US-DOCS\146702970.6149986608.7 0.11448% Percentage (for Revolving Credit Loans) “Term Facility” means the Term Commitments and the provisions herein related to the Term Loans. On and after the Fourth Amendment Effective Date, the Term Facilities are (1) a term facility consisting of Tranche A Term Loans and (2) a term facility consisting of Tranche B Term Loans. “Term Lender” means each Lender that has a Term Commitment or that holds a Term Loan (including, for the avoidance of doubt, any Term Loan that is a Tranche A Term Loan and any Term Loan that is a Tranche B Term Loan). “Term Loan” means an advance made by any Term Lender under the Term Facilities. “Term Note” means a promissory note made by the Borrower in favor of a Term Lender evidencing Term Loans made by such Term Lender, substantially in the form of Exhibit C-1. “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day. “Term SOFR Adjustment” means, for any calculation with respect to a Base Rate Loan (if based on Adjusted Term SOFR) or a SOFR Loan, a percentage per annum set forth below for the applicable Interest Period and Class of Loans therefor: Three months Percentage (for Term Loans) 0.10% 0.26161% Six months One month 0.10% Interest Period 0.42826% 0.10%

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Third Amendment” means that certain Third Amendment to Credit Agreement dated as of the Third Amendment Effective Date. “Third Amendment Effective Date” means May 2, 2023, the date on which all conditions precedent set forth in Article II of the Third Amendment were satisfied (or waived). “Total Credit Exposure” means, as to any Lender at any time, the unused Commitments and Revolving Credit Exposure of such Lender at such time. “Total Net Indebtedness” means, as of any determination date, (i) the aggregate principal amount of Indebtedness for borrowed money (other than Indebtedness with respect to Cash Management Agreements and intercompany Indebtedness) of the Borrower and the Restricted Subsidiaries outstanding on such date, minus (ii) the aggregate amount of (x) restricted cash and Cash Equivalents held in Convertible Notes Accounts and (y) unrestricted cash and Cash Equivalents included in the consolidated balance sheet of the Borrower and the Guarantors as of the end of the most recent fiscal period for which internal financial statements are available, in each case, on a Pro Forma Basis and as determined in good faith by the Borrower. For the avoidance of doubt, “Total Net Indebtedness” shall exclude Indebtedness in respect of any Receivables Facility or Securitization Transaction. “Total Net Leverage Ratio” means, as of any date of determination, the ratio of (i) Total Net Indebtedness as of such date to (ii) LTM EBITDA, calculated on a Pro Forma Basis. “Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and L/C Obligations. “Tranche A Term Loan” means any tranche of Term Loans as indicated on Schedule 1.02 or in the Assignment and Assumption in which such Loans are assigned or transferred. “Tranche B Term Loan” means any tranche of Term Loans as indicated on Schedule 1.02 or in the Assignment and Assumption in which such Loans are assigned or transferred. “Transaction Costs” means all interest, fees, costs, expenses, redemption premium and other amounts paid in cash (and debt discounts) by the Borrower in connection with the consummation of the Transactions. “Transactions” means (i) the borrowing of Loans on the Closing Date, (ii) the refinancing of the Existing Credit Agreement on the Closing Date, (iii) the offer to repurchase or pay at maturity the Convertible Notes and (iv) the payment of Transaction Costs. “Type” means, with respect to any Loan, its character as a Base Rate Loan or a SOFR Loan. “U.S. Government Obligations” means securities that are (1) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally Guaranteed as a full faith and credit obligation of the United States of America, which, in either case, are not callable or redeemable at the option of the issuers thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligations or a specific payment of principal of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligations or 64 US-DOCS\146702970.6149986608.7

the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depositary receipt. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning assigned to such term in Section 11.22. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(3). “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of a security interest in any item or portion of the collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “United States” and “U.S.” mean the United States of America. “Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i). “Unrestricted Subsidiary” means any Subsidiary designated as an “Unrestricted Subsidiary” from time to time pursuant to Section 6.15 and (b) any Subsidiary of an Unrestricted Subsidiary. As of the Closing Date, there are no Unrestricted Subsidiaries. “USA PATRIOT Act” has the meaning specified in Section 11.18. “Voting Stock” of a Person means all classes of Equity Interests of such Person then outstanding and normally entitled to vote in the election of directors. “Weighted Average Life to Maturity” means, when applied to any Indebtedness, Disqualified Stock or Preferred Stock, as the case may be, at any date, the quotient obtained by dividing: 65 US-DOCS\146702970.6149986608.7

(1) the sum of the products of the number of years from the date of determination to the date of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Stock or Preferred Stock multiplied by the amount of such payment, by (2) the sum of all such payments. “Wholly Owned Subsidiary” means any Person 100% of whose Equity Interests are at the time owned by the Borrower directly or indirectly through other Persons 100% of whose Equity Interests are at the time owned, directly or indirectly, by the Borrower. “Working Capital” means, with respect to the Borrower and its Subsidiaries on a consolidated basis as of any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination; provided that, for purposes of calculating Excess Cash Flow, increases or decreases in Working Capital will be calculated without regard to any changes in Current Assets or Current Liabilities as a result of (a) reclassification after the Closing Date in accordance with GAAP of assets or liabilities, as applicable, between current and non-current or (b) the effects of purchase accounting. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yen” and “¥” means the lawful currency of Japan. “Yield” means, with respect to any Loan, Revolving Credit Commitment, or Repricing Transaction, as the case may be, on any date of determination as calculated by the Administrative Agent, (a) any interest rate margin, (b) increases in interest rate floors (but only to the extent that an increase in the interest rate floor with respect to Term Loans or the implementation of an interest floor with respect to initial Revolving Credit Loans, as the case may be, would cause an increase in the interest rate then in effect at the time of determination hereunder, and, in such case, then the interest rate floor (but not the interest rate margin solely for determinations under this clause (b)) applicable to such Term Loans and Revolving Credit Loans, as the case may be, shall be increased to the extent of such differential between interest rate floors), (c) original issue discount and (d) upfront fees and any recurring periodic fees paid generally to all Persons providing such Loan or Commitment (with original issue discount, upfront fees and recurring periodic fees being equated to interest based on an assumed four-year life to maturity, but exclusive of any arrangement, structuring, underwriting or similar fee paid to any Person in connection therewith that are not shared generally with all Persons providing such Loan or Commitment). 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include 66 US-DOCS\146702970.6149986608.7 such Person’s successors and permitted assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. 1.03 Accounting Terms. (a) Generally. Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP (including the adoption of IFRS) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders, which approval shall not be unreasonably withheld or delayed); provided that, until so amended, (A) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (B) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. (c) Calculations on Pro Forma Basis; Consolidation of Variable Interest Entities. Notwithstanding the above, the parties hereto acknowledge and agree that all calculations of the financial covenant in Section 7.11 (including for purposes of determining the Applicable Rate) shall be made on a Pro Forma Basis. All references herein to consolidated financial statements of the Borrower and its Subsidiaries or to the determination of any amount for the Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Borrower is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein. (d) Notwithstanding any other provision contained herein, any lease of any Loan Party or any of its Subsidiaries that is or would have been treated as an operating lease for purposes of GAAP prior to the 67 US-DOCS\146702970.6149986608.7 issuance by the FASB on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as an operating lease for purposes of all financial definitions and calculations for purpose of this Agreement and any other Loan Document (whether or not such operating lease obligations were in effect on such date) and shall not constitute Indebtedness or a Capitalized Lease Obligation under this Agreement or any other Loan Document notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized leases or lease liability in the financial statements. 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable. (b) Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the L/C Issuer. 1.06 Additional Alternative Currencies. (a) The Borrower may from time to time request that Letters of Credit be issued in a currency, other than Dollars and any existing Alternative Currency, that the L/C Issuer is not currently making available for Letters of Credit to the Borrower; provided that such requested currency is a lawful currency that is readily available and freely transferable and convertible into Dollars. For any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the L/C Issuer. (b) Any such new Alternative Currency request for Letters of Credit shall be made to the Administrative Agent not later than 2:00 p.m., ten (10) Business Days prior to the date of the desired L/C Credit Extension (or such other time or date as may be agreed by the Administrative Agent and the L/C Issuer, in their sole discretion). The Administrative Agent shall promptly notify the L/C Issuer thereof. The L/C Issuer shall notify the Administrative Agent, not later than 2:00 p.m., on the second Business Day immediately preceding the requested date of the desired L/C Credit Extension whether it consents, in its sole discretion, to the issuance of Letters of Credit in such requested currency. (c) Any failure by the L/C Issuer to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such L/C Issuer to permit Letters of Credit to be issued in such requested currency. If the Administrative Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter 68 US-DOCS\146702970.6149986608.7 of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Borrower. 1.07 Change of Currency. (a) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the applicable interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. 1.08 Times of Day; Rates. Unless otherwise specified, all references herein to times of day shall be references to Eastern Standard time (daylight or standard, as applicable). 1.09 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.10 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. 1.11 Certain Calculations and Tests. (a) Notwithstanding anything in this Agreement or any Loan Document to the contrary, when calculating any applicable ratio or determining compliance with any other provision of this Agreement (including the determination of compliance with any provision of this Agreement which requires that no Default or Event of Default has occurred, is continuing or would result therefrom) (other than an Event of Default under either Section 8.01(a) or 8.01(f)) in connection with a Specified Transaction undertaken in connection with the consummation of a Limited Condition Acquisition, the date of determination of such ratio and determination of whether any Default or Event of Default has occurred, is continuing or would result therefrom or other applicable covenant shall, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”), be deemed to be the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”) and if, after such ratios and other provisions are measured on a Pro Forma Basis after giving effect to such Limited Condition Acquisition and the other Specified Transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they occurred at the beginning 69 US-DOCS\146702970.6149986608.7 of the four consecutive fiscal quarter period being used to calculate such financial ratio ending prior to the LCA Test Date, the Borrower could have taken such action on the relevant LCA Test Date in compliance with such ratios and provisions, such provisions shall be deemed to have been complied with. For the avoidance of doubt, (x) if any of such ratios are exceeded after the LCA Test Date as a result of fluctuations in such ratio (including due to fluctuations in Consolidated EBITDA of the Borrower) but prior to the consummation of the relevant Limited Condition Acquisition, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Acquisition is permitted hereunder and (y) such ratios and other provisions shall not be tested at the time of consummation of such Limited Condition Acquisition or related Specified Transactions. If the Borrower has made an LCA Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio or basket availability with respect to any other Specified Transaction on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated; provided, that Consolidated EBITDA, Consolidated Total Assets or assets and Consolidated Net Income of any target of such Limited Condition Acquisition can only be used in the determination of the relevant ratio and baskets if and when such Limited Condition Acquisition has closed. The conditions set out in this paragraph shall not in any way change the conditions to any extension of credit under the Loan Documents. (b) Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement under any covenant that does not require compliance with a financial ratio or test (including, without limitation, pro forma compliance with any First Lien Net Leverage Ratio test, Total Net Leverage Ratio test and/or any Fixed Charge Coverage Ratio test) (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement under the same covenant as such Fixed Amount that requires compliance with any such financial ratio or test (any such amounts, the “Incurrence Based Amounts”), it is understood and agreed that the Fixed Amounts being substantially concurrently incurred (other than, in the case of any Fixed Amounts contained in Section 7.01 or Section 7.02, any refinancings of any Indebtedness that was previously incurred) and any substantially concurrent borrowings under the Revolving Credit Facility (and any cash proceeds thereof) shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence Based Amounts in connection with such substantially concurrent incurrence, except that incurrences of Indebtedness and Liens constituting Fixed Amounts and any substantially concurrent borrowings under the Revolving Credit Facility shall be taken into account for purposes of any Incurrence Based Amounts under any covenant other than Incurrence Based Amounts contained in Section 7.01 or Section 7.02. 1.12 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Base Rate, the Term SOFR Reference Rate, the Term SOFR, Adjusted Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to 70 US-DOCS\146702970.6149986608.7 the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 The Loans. (a) The Term Borrowing. Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make a single loan to the Borrower in Dollars on the Closing Date in an amount not to exceed such Term Lender’s Term Commitment. Such Term Borrowing shall consist of Term Loans made simultaneously by the Term Lenders in accordance with their respective Applicable Percentage of the Term Facility. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or SOFR Loans, as further provided herein. Each Term Lender’s Term Commitment shall terminate immediately and without further action on the Closing Date after giving effect to the funding of such Term Lender’s Term Commitment on the Closing Date. On the Fourth Amendment Effective Date, in accordance with, and upon the terms and conditions set forth in, the Fourth Amendment, (x) any Existing Term Loans of each Non-Consenting Term Lender outstanding on such date shall continue hereunder and be reclassified as Tranche A Term Loans on such date, and (y) any Existing Term Loans of each Consenting Lender outstanding on such date shall continue hereunder and be reclassified as Tranche B Term Loans on such date. The Tranche A Term Loans and the Tranche B Term Loans shall be separate and distinct tranches for all purposes of this Agreement and the other Loan Documents. The Administrative Agent shall update the Register to reflect any such classification. The Tranche A Term Loans and the Tranche B Term Loans shall rank pari passu with each other in right of payment and in security (including, without limitation, with respect to scheduled amortization payments, interest payments, voluntary prepayments and mandatory prepayments) and shall share in all payments made on account of the Term Loans pro rata based on the applicable amounts owing in respect of each class of Term Loans. The Tranche A Term Loans and the Tranche B Term Loans may trade separately from each other. (b) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrower in Dollars from time to time, on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, and (ii) the Revolving Credit Exposure of each Revolving Credit Lender shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment. Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Each Revolving Credit Lender’s Revolving Credit Commitment shall terminate immediately and without further action on the last day of the Availability Period. Revolving Credit Loans may be Base Rate Loans or SOFR Loans, as further provided herein. 2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Term Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to another, and each continuation of SOFR Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Committed Loan Notice; provided that any telephone notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than 1:00 p.m. (i) three U.S. Government Securities Business Days prior to the requested date of any Borrowing of, conversion to or continuation of SOFR Loans or of any conversion of SOFR Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans; provided that in the case of any Borrowing on the Closing Date, such Committed Loan Notice may be provided 71 US-DOCS\146702970.6149986608.7 not later than 9:00 a.m. on the Closing Date. Each Borrowing of, conversion to or continuation of SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Committed Loan Notice shall specify (i) whether the Borrower is requesting a Term Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to another, or a continuation of SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to a SOFR Loan. (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage under the applicable Facility of the applicable Term Loans or Revolving Credit Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a). In the case of a Term Borrowing or a Revolving Credit Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date a Committed Loan Notice with respect to a Revolving Credit Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above. (c) Except as otherwise provided herein, including Section 3.05, a SOFR Loan may be continued or converted only on the last day of an Interest Period for such SOFR Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as SOFR Loans without the consent of the Required Lenders. (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for SOFR Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Administrative Agent’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to another, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than five Interest Periods in effect in respect of the Revolving Credit Facility. 2.03 Letters of Credit. 72 US-DOCS\146702970.6149986608.7

(a) The Letter of Credit Commitment. (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Borrower or its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or its Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (y) the Revolving Credit Exposure of each Revolving Credit Lender shall not exceed such Lender’s Revolving Credit Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence and the immediately succeeding sentence. The Borrower agrees that it will not request, and the L/C Issuer shall have no obligation to issue, any Letter of Credit the proceeds of which would be made available to any Person (I) to fund any activity or business of or with any Sanctioned Person or in any Sanctioned Countries, that, at the time of such funding, is the subject of any Sanctions or (II) in any manner that would result in a violation of any Sanctions by any party to this Agreement. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. (ii) The L/C Issuer shall not issue any Letter of Credit if: (A) subject to Section 2.03(b)(iii), the expiry date of the requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders have approved such expiry date; or (B) the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless (x) all the Revolving Credit Lenders and the L/C Issuer have approved such expiry date or (y) such Letter of Credit is cash collateralized on terms and pursuant to arrangements satisfactory to the L/C Issuer. (iii) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing the Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it; (B) the issuance of the Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally; 73 US-DOCS\146702970.6149986608.7

(C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, the Letter of Credit is in an initial stated amount less than $100,000; (D) except as otherwise agreed by the Administrative Agent and such L/C Issuer, the Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency; (E) such L/C Issuer does not as of the issuance date of the requested Letter of Credit issue Letters of Credit in the requested currency; (F) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or (G) any Revolving Credit Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.16(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion. (iv) The L/C Issuer shall not amend any Letter of Credit if (A) the L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit. (v) The L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer. (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the L/C Issuer, by personal delivery or by any other means acceptable to the L/C Issuer. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 1:00 p.m. at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a 74 US-DOCS\146702970.6149986608.7

Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the L/C Issuer may require. Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require. (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the Dollar Equivalent of such Letter of Credit. (iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer shall issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date from the Administrative Agent, any Revolving Credit Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension. (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the Borrower shall reimburse the L/C Issuer in such Alternative Currency, unless (A) the L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Borrower shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the Borrower will reimburse such L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the 75 US-DOCS\146702970.6149986608.7

L/C Issuer shall notify the Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 1:00 p.m. on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by such L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor Date”), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. In the event that (A) a drawing denominated in an Alternative Currency is to be reimbursed in Dollars pursuant to the second sentence in this Section 2.03(c)(i) and (B) the Dollar amount paid by the Borrower, whether on or after the Honor Date, shall not be adequate on the date of that payment to purchase in accordance with normal banking procedures a sum denominated in the Alternative Currency equal to the drawing, the Borrower agrees, as a separate and independent obligation, to indemnify the L/C Issuer for the loss resulting from their inability on that date to purchase the Alternative Currency in the full amount of the drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Revolving Credit Percentage thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar-denominated payments in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 12:00 noon on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer in Dollars. (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03. (iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Revolving Credit Percentage of such amount shall be solely for the account of the L/C Issuer. (v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or 76 US-DOCS\146702970.6149986608.7 continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that (a) each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice) and (b) each Revolving Credit Lender shall be released from its obligations under this Section 2.03 when all Letters of Credit have been satisfactorily cash collateralized and the Letter of Credit Expiration Date has occurred. No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error. (d) Repayment of Participations. (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Administrative Agent. (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit 77 US-DOCS\146702970.6149986608.7

(or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Borrower or any waiver by the L/C Issuer which does not in fact materially prejudice the Borrower; (v) honor of a demand for payment presented electronically in accordance with the UCC, the ISP or the UCP, as applicable, even if such Letter of Credit requires that demand be in the form of a draft; (vi) any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable; (vii) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (viii) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrower or any Subsidiary or in the relevant currency markets generally; or (ix) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any of its Subsidiaries, except for circumstances or happenings arising from the gross negligence or willful misconduct of the L/C Issuer, as determined by a court of competent jurisdiction by a final and nonappealable judgment. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid. (f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, 78 US-DOCS\146702970.6149986608.7 however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (ix) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary. (g) Applicability of ISP and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Borrower for, and the L/C Issuer’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the L/C Issuer required under any law, order, or practice that is required to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade — International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (h) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance, subject to adjustment as provided in Section 2.16, with its Applicable Revolving Credit Percentage, in Dollars, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit, as applicable. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. Letter of Credit Fees shall be (i) due and payable on the last Business Day of each of March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default under Section 8.01(a) or (f) exists, all Letter of Credit Fees shall accrue at the Default Rate. (i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account, in Dollars, a fronting fee (i) with respect to each standby and commercial Letter of Credit, at the rate specified in the Fee Letter, computed on the Dollar Equivalent of the amount of such Letter of Credit, and payable upon the issuance thereof, and (ii) with respect to any amendment of a commercial Letter of Credit increasing the amount of such Letter of Credit, at a rate separately agreed between the Borrower and the L/C Issuer, computed on the Dollar Equivalent of the amount of such increase, and payable upon the effectiveness of such amendment. For purposes of computing the daily 79 US-DOCS\146702970.6149986608.7 amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. (k) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. 2.04 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, to make loans (each such loan, a “Swing Line Loan”) in Dollars to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Revolving Credit Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Swing Line Loan, (x)(i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility at such time, and (ii) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Lender’s Revolving Credit Commitment, (y) the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (z) the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall bear interest only at a rate based on the Base Rate. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Swing Line Loan. (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 2:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $500,000 and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 12:00 noon on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 12:00 noon on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower. 80 US-DOCS\146702970.6149986608.7

(c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Revolving Credit Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Credit Facility and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Revolving Credit Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 2:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein. 81 US-DOCS\146702970.6149986608.7

(d) Repayment of Participations. (i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Credit Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Swing Line Lender. (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Credit Lender’s Applicable Revolving Credit Percentage of any Swing Line Loan, interest in respect of such Applicable Revolving Credit Percentage shall be solely for the account of the Swing Line Lender. (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender. 2.05 Prepayments. (a) Voluntary Prepayments of Loans. (i) Revolving Credit Loans and Term Loans. (A) The Borrower may, upon notice from the Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Credit Loans and the Term Loans in whole or in part without premium or penalty, except that, in the event that on or prior to the date that is twelve months after the Closing Date, the Borrower makes any prepayment or repayment of Term Loans as a result of a Repricing Transaction or any amendment to this Agreement to effectuate a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, a prepayment premium in an amount equal to 1.00% of the amount of the Term Loans being so prepaid, repaid or refinanced or the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment and otherwise subject to the Repricing Transaction, as applicable; provided that (1) such notice must be in a form reasonably acceptable to the Administrative Agent and be received by the Administrative Agent not later than 2:00 p.m. (aa) three U.S. Government Securities Business Days prior to any date of prepayment of SOFR Loans and (bb) on the date of prepayment of Base Rate Loans; (2) any such prepayment of SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); (3) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); and (4) any prepayment of the Term Loan shall be applied, within the applicable class of Term Loans, to the remaining principal amortization payments in direct order of maturity. 82 US-DOCS\146702970.6149986608.7

(B) Each notice required by Section 2.05(a)(i)(A) above shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of Loans shall be accompanied by all accrued interest on the amount prepaid, and, in the case of prepayments of SOFR Loans, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.16, each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities. (ii) Swing Line Loans. The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 2:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (b) Mandatory Prepayment of Loans. (i) If for any reason the Total Revolving Credit Outstandings at any time exceed the aggregate Revolving Credit Commitments then in effect, the Borrower shall immediately prepay Revolving Credit Loans and/or the Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(i) unless after the prepayment in full of the Revolving Credit Loans and Swing Line Loans the Total Revolving Credit Outstandings exceed the aggregate Revolving Credit Commitments then in effect. (ii) Subject to paragraph (v) of this Section 2.05(b), in the event and on each occasion that any Net Cash Proceeds are received by or on behalf of the Borrower or any Restricted Subsidiary in respect of any Prepayment Event referred to in paragraph (a) or (b) of the definition thereof, the Borrower shall, within thirty (30) days after such Net Cash Proceeds are received, prepay Term Loans on a pro rata basis (except, as to Term Loans made pursuant to an Incremental Facility Amendment or a Refinancing Amendment, as otherwise set forth in such Incremental Facility Amendment or a Refinancing Amendment), in each case in an aggregate amount equal to 100% of the amount of such Net Cash Proceeds; provided that in the case of any such event described in clause (a) or (b) of the definition of the term “Prepayment Event,” if the Borrower or any Restricted Subsidiary applies (or commits pursuant to a binding contractual arrangement (including pursuant to a letter of intent) to apply) the Net Cash Proceeds from such event (or a portion thereof) within twelve months after receipt of such Net Cash Proceeds to reinvest such proceeds in the business, including in assets of the general type used or useful in the business of the Borrower and the Restricted Subsidiaries (including in connection with an acquisition or capital expenditures), then no prepayment shall be required pursuant to this paragraph in respect of such Net Cash Proceeds except to the extent of any such Net Cash Proceeds therefrom that have not been so applied by the end of the twelve month (or, if committed to be so applied within twelve months of the receipt of such Net Cash Proceeds, eighteen months) period following receipt of such Net Cash Proceeds, at the end of which period a prepayment shall be required in an amount equal to the applicable percentage of such Net Cash Proceeds that have not been so applied; provided, further, that with respect to any Prepayment Event referenced in 83 US-DOCS\146702970.6149986608.7 paragraph (a) or (b) of the definition thereof, the Borrower may use a portion of such Net Cash Proceeds to prepay or repurchase Indebtedness secured by the Collateral on a pari passu basis with the Liens securing the Obligations (the “Other Applicable Indebtedness”) to the extent required pursuant to the terms of the documentation governing such Other Applicable Indebtedness, in which case, the amount of prepayment required to be made with respect to such Net Cash Proceeds pursuant to this Section 2.05(b)(ii) shall be deemed to be the amount equal to the product of (x) the applicable percentage of the amount of such Net Cash Proceeds multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of Term Loans required to be prepaid pursuant to this paragraph (c) and the denominator of which is the sum of the outstanding principal amount of such Other Applicable Indebtedness required to be prepaid pursuant to the terms of the documents governing such Other Applicable Indebtedness and the outstanding principal amount of Term Loans required to be prepaid pursuant to this paragraph; (iii) Subject to paragraph (v) of this Section 2.05, following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2021, the Borrower shall prepay Term Loans in an aggregate amount equal to the Required Percentage of Excess Cash Flow for such fiscal year; provided that such amount shall be reduced by the aggregate principal amount of prepayments (other than prepayments pursuant to Sections 2.05(b)(ii), (iii) or (iv)) of Term Loans, Other Applicable Indebtedness and Revolving Credit Loans (to the extent of, in the case of Revolving Credit Loans, a corresponding Revolving Credit Commitment reduction) made during such fiscal year, and no such prepayment shall be required if the amount that would be required to be repaid is less than or equal to $10,000,000. Each prepayment pursuant to this paragraph shall be made not later than the fifth Business Day after the date on which financial statements are required to be delivered pursuant to Section 6.01(a) for the fiscal year with respect to which such prepayment is made. All prepayments made pursuant to this Section 2.05(b)(iii) shall be applied solely to the outstanding Term Loans (and any Incremental Term Loans or Other Term Loans to the extent provided for in the applicable Incremental Facility Amendment or Refinancing Amendment; provided that the Term Loans receive not less than the pro rata portion of such prepayment unless otherwise agreed). (iv) Subject to paragraph (v) of this Section 2.05, in the event and on each occasion that any Net Cash Proceeds are received by or on behalf of the Borrower or any Restricted Subsidiary in respect of any Prepayment Event referred to in paragraph (c) of the definition thereof, the Borrower shall, on the same day as such incurrence or issuance of the applicable Indebtedness, and otherwise within five (5) Business Days, prepay the principal amount of the Term Loans on a pro rata basis. (v) Notwithstanding any other provisions of this Section 2.05, (i) to the extent that any or all of the Net Cash Proceeds of any Asset Disposition by a Foreign Subsidiary giving rise to a prepayment pursuant to Section 2.05(b)(ii) (a “Foreign Disposition”), the Net Cash Proceeds of any Prepayment Event from a Foreign Subsidiary (a “Foreign Prepayment Event”), or Excess Cash Flow would be (x) prohibited or delayed by applicable local law or (y) restricted by applicable organizational or constitutive documents or any agreement (including as a result of minority ownership) from being repatriated to the United States, or (ii) to the extent that the Borrower has determined in good faith that the repatriation of any or all of the Net Cash Proceeds of any Foreign Disposition, any Foreign Prepayment Event or Excess Cash Flow would reasonably be expected to have an adverse tax consequence (which, for the avoidance of doubt, includes, but is not limited to, the imposition of any taxable or deemed dividend pursuant to Section 956 of the Code (taking into account any available tax credits or deductions) or withholding tax) on a Loan Party or any of their Subsidiaries or any of their direct or indirect equity owners (other than de minimis adverse tax consequences) with respect to such Net Cash Proceeds or Excess Cash Flow or could give rise to risk of liability for the directors of such Subsidiary, in each case the Net Cash Proceeds or Excess Cash Flow so affected may be retained by the applicable Foreign Subsidiary, the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required, subject to this Section 2.05(b)(v), to be applied to repay Term Loans at the times provided in Section 2.05(b)(iii), or the Borrower shall not be required to make a prepayment at the time provided in Section 2.05(b)(ii), as the case may be, and instead, such amounts may be retained and shall be available for working capital purposes of the Borrower or its Restricted Subsidiaries (the Borrower and the Restricted Subsidiaries hereby agreeing to use all commercially 84 US-DOCS\146702970.6149986608.7 reasonable efforts (as determined in the Borrower’s reasonable business judgment) for a period of not less than one year to otherwise cause the applicable Foreign Subsidiary to overcome or eliminate such restrictions and/or to minimize any such costs of prepayment and/or use the other cash resources of each Loan Party and Restricted Subsidiaries, subject to the foregoing, to make the relevant prepayment), and if within one year following the date on which the respective payment would otherwise have been required, such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable local law or applicable organizational or constitutive impediment or other impediment or there are no such adverse tax consequences (other than de minimis tax consequences), such repatriation will be promptly effected and such repatriated Net Cash Proceeds or Excess Cash Flow will be promptly (and in any event not later than three Business Days after such repatriation could be made) applied (net of additional taxes, costs and expenses payable or reserved against as a result thereof) (whether or not repatriation actually occurs) to the repayment of the Term Loans pursuant to this Section 2.05 to the extent provided herein; provided, that if such payments are not permitted or there are such adverse tax consequences (other than de minimis tax consequences) throughout such one year period such prepayment shall not be required; provided, further that, if at any time within one year of a prepayment being so forgiven, such restrictions are removed, any relevant proceeds will at the end of the then current interest period be applied in prepayment in accordance with the terms of this Section 2.05. The non-application of any prepayment amounts as a consequence of the foregoing provisions will not, for the avoidance of doubt, constitute a Default or an Event of Default and such amounts shall be available for working capital and general corporate purposes of the Borrower or any Restricted Subsidiary as long as not required to be repaid in accordance with this Section 2.05(b)(v). (vi) Except as otherwise provided in this Section 2.05(b), all amounts required to be paid pursuant to this Section 2.05(b) shall be applied as follows: with respect to all amounts prepaid pursuant to Section 2.05(b)(i), first, ratably to the L/C Borrowings and the Swing Line Loans, second, to the outstanding Revolving Credit Loans, and, third, to Cash Collateralize the remaining L/C Obligations to the extent required by Section 2.05(b)(i), and with respect to all amounts prepaid pursuant to Section 2.05(b)(ii)-(iv), to the Term Loans (and within a particular class of Term Loans, to the remaining principal amortization payments in direct order of maturity). Each such Term Lender may reject all (but not less than all) of its pro rata share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to this Section 2.05(b) by providing notice to the Administrative Agent, no later than 11:00 a.m., New York City time, one Business Day following receipt of such mandatory prepayment notice; provided that for the avoidance of doubt, no Lender may reject any prepayment made with the proceeds of Refinancing Indebtedness. All such prepayments shall be applied first to Base Rate Loans and then to SOFR Loans in direct order of Interest Period maturities. All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment. If the Borrower is required to make a mandatory prepayment of SOFR Loans under this Section 2.05(b), so long as no Event of Default exists, the Borrower shall have the right, in lieu of making such prepayment in full, to deposit an amount equal to such mandatory prepayment with the Administrative Agent in a cash collateral account maintained (pursuant to documentation reasonably satisfactory to the Administrative Agent) by and in the sole dominion and control of the Administrative Agent. Any amounts so deposited shall be held by the Administrative Agent as collateral for the prepayment of such SOFR Loans and shall be applied to the prepayment of the applicable SOFR Loans at the end of the current Interest Periods applicable thereto or, sooner, at the election of the Administrative Agent, upon the occurrence of an Event of Default. At the request of the Borrower, amounts so deposited shall be invested by the Administrative Agent in Cash Equivalents maturing on or prior to the date or dates on which it is anticipated that such amounts will be applied to prepay such SOFR Loans; any interest earned on such Cash Equivalents will be for the account of the Borrower and the Borrower will deposit with the Administrative Agent the amount of any loss on any such Cash Equivalents to the extent necessary in order that the amount of the prepayment to be made with the deposited amounts may not be reduced. 85 US-DOCS\146702970.6149986608.7

2.06 Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon notice to the Administrative Agent, terminate the Commitments, the Revolving Credit Facility, the Letter of Credit Sublimit or the Swing Line Sublimit, or from time to time permanently reduce the Revolving Credit Facility, the Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 1:00 p.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce (A) the Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings would exceed the Revolving Credit Facility, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit. (b) Mandatory. If after giving effect to any reduction or termination of Revolving Credit Commitments under this Section 2.06, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the Revolving Credit Facility at such time, the Letter of Credit Sublimit or the Swing Line Sublimit, as the case may be, shall be automatically reduced by the amount of such excess. (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit or the Revolving Credit Commitment under this Section 2.06. Upon any reduction of the Revolving Credit Commitments, the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by such Lender’s Applicable Revolving Credit Percentage of such reduction amount. All fees in respect of the Revolving Credit Facility accrued until the effective date of any termination of the Revolving Credit Facility shall be paid on the effective date of such termination. 2.07 Repayment of Loans. (a) Term Loans. (i) (I) The Borrower will repay to the Administrative Agent on the last Business Day of each fiscal quarter of the Borrower (commencing with the fiscal quarter ended December 31, 2020) an aggregate principal amount equal to 0.25% of the aggregate principal amount of Tranche A Term Loans outstanding on the Closing Date, which payments will be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05(a) or (b), as applicable and (II) the Borrower will repay to the Administrative Agent on the last Business Day of each fiscal quarter of the Borrower (commencing with the fiscal quarter ended December 31, 2020) an aggregate principal amount equal to 0.25% of the aggregate principal amount of Tranche B Term Loans outstanding on the Closing Date, which payments will be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05(a) or (b), as applicable. (ii) (a) In the event that any Incremental Term Loans are made, the Borrower will repay Incremental Term Loans on the dates and in the amounts set forth in the applicable Incremental Facility Amendment and (b) in the event that any Other Term Loans are made, the Borrower will repay Other Term Loans on the dates and in the amounts set forth in the applicable Refinancing Amendment. (iii) To the extent not previously paid, all outstanding Term Loans will be due and payable on the applicable Maturity Date; together, in each case, with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. 86 US-DOCS\146702970.6149986608.7

(b) Revolving Credit Loans. The Borrower shall repay to the Revolving Credit Lenders on the Maturity Date for the Revolving Credit Facility the aggregate principal amount of all Revolving Credit Loans outstanding on such date. (c) Swing Line Loans. The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Credit Facility. 2.08 Interest. (a) Subject to the provisions of Section 2.08(b), (i) each SOFR Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Adjusted Term SOFR for such Interest Period plus the Applicable Rate for such Facility, (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for the Revolving Credit Loans. (b) (i) If any amount described in Section 8.01(a)(i) is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, all outstanding Obligations shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (ii) [Reserved]. (iii) Automatically, after the occurrence and during the continuance of any Event of Default under Sections 8.01(a) or (f) (other than as set forth in Sections 2.08(b)(i)), the Borrower shall pay on demand (A) interest on the principal amount of all overdue amounts hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws and (B) on overdue interest and fees, an interest at the interest rate applicable to the Base Rate Loans plus 2.00% per annum, in each case, accruing from the date of the such Event of Default. (iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (d) In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. 2.09 Fees. In addition to certain fees described in Sections 2.03(h) and (i): (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a commitment fee equal to the Applicable Rate for the Commitment Fee (as shown in the definition of Applicable Rate) times the actual daily amount by which the Revolving Credit Facility exceeds the sum of (i) the Outstanding Amount of Revolving Credit Loans and (ii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided 87 US-DOCS\146702970.6149986608.7 in Section 2.16. For the avoidance of doubt, the Outstanding Amount of Swing Line Loans shall not be counted towards or considered usage of the aggregate Revolving Credit Commitments for purposes of determining the Commitment Fee. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period for the Revolving Credit Facility. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate for the Commitment Fee during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate for the Commitment Fee separately for each period during such quarter that such Applicable Rate for the Commitment Fee was in effect. (b) Other Fees. (i) The Borrower shall pay to the Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (ii) The Borrower shall pay to the Lenders such fees, if any, relating to this Agreement as shall have been separately agreed upon in writing by the Borrower in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate. (a) All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Adjusted Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (b) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Total Net Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Total Net Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(i) or 2.08(b) or under Article VIII. The Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder until the date that is three years following the date upon which termination and repayment occurred. 2.11 Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control 88 US-DOCS\146702970.6149986608.7 in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff, except as otherwise provided in Section 3.01. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 12:00 noon on the date specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 12:00 noon shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected on computing interest or fees, as the case may be. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in its sole and absolute discretion, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. 89 US-DOCS\146702970.6149986608.7

(ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in its sole and absolute discretion, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Term Loans and Revolving Credit Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (f) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time 90 US-DOCS\146702970.6149986608.7 to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Parties at such time) of payment on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.15, or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. 2.14 [Reserved]. 2.15 Cash Collateral. (a) Certain Credit Support Events. If (i) the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) the Borrower shall be required to provide Cash Collateral pursuant to Section 8.02(c), or (iv) there shall exist a Defaulting Lender, the Borrower shall immediately (in the case of clause (iii) above) or within three Business Days (in all other cases), following any request by the Administrative Agent or the L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by the Defaulting Lender). If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuer as herein provided, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent determines to be subject to any such right or claim; additionally, if at any time the Administrative Agent determines the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral, an amount sufficient to eliminate such deficiency. Additionally, if the Administrative Agent notifies the Borrower at any time that the Outstanding Amount of all L/C Obligations at such time exceeds 110% of the Letter of Credit Sublimit then in effect, then, within two (2) Business Days after receipt of such notice, the Borrower shall provide Cash Collateral for the Outstanding Amount of the L/C Obligations in an amount in Dollars not less than the amount by which the Outstanding Amount of all L/C Obligations exceeds the Letter of Credit Sublimit. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the L/C Issuer. 91 US-DOCS\146702970.6149986608.7

(b) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Revolving Credit Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.15(c). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts with the Administrative Agent. The Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.15 or Sections 2.04, 2.05, 2.06, 2.16 or 8.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the determination by the Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided, however, (x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and (y) the Person providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. 2.16 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.01 and in the definition of “Required Lender”. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.15; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this 92 US-DOCS\146702970.6149986608.7

Agreement and (y) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.15; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.16(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.15. (C) With respect to any fee payable under Section 2.09(a) or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the L/C Issuer and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation, provided, however, that if such conditions are subsequently satisfied, such reallocation will take place at such time (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such 93 US-DOCS\146702970.6149986608.7

Non-Defaulting Lender’s Commitment. Subject to Section 11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lenders’ Fronting Exposure and (y) second, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.15. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, Swing Line Lender and the L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.16(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. 2.17 Incremental Facilities. (a) At any time and from time to time prior to the Latest Maturity Date, subject to the terms and express conditions set forth herein, the Borrower may by no less than three (3) Business Days’ prior notice to the Administrative Agent (or such lesser number of days reasonably acceptable to the Administrative Agent), request to add one or more new credit facilities (each, an “Incremental Facility”) and consisting of one or more additional tranches of term loans (each, an “Incremental Term Facility”) or an increase in an existing class of Revolving Credit Commitments (each, an “Incremental Revolving Credit Facility”), or a combination thereof, provided that (i) immediately before and after giving effect to each Incremental Facility Amendment and the applicable Incremental Facility, no Default or Event of Default has occurred and is continuing or would result therefrom (or, in the case that the proceeds of such Incremental Facility are being used to finance a Limited Condition Acquisition, no Event of Default under Sections 8.01(a) and 8.01(f) shall have occurred and be continuing on the LCA Test Date), (ii) subject to calculation adjustments set forth in Section 1.11 with respect to any Incremental Facility being incurred in connection with a Limited Condition Acquisition, the aggregate principal amount of all Incremental Facilities at the time of issuance or incurrence shall not exceed the Maximum Additional Debt Amount at such time, and (iii) with respect to any secured Incremental Term Facility (other than any Incremental Term Facility ranking junior in right of payment or with respect to security with the Obligations (including as a result of being “last out” in any waterfall)) or any Additional Debt consisting of term loans that are secured on a pari passu basis with the Term Loans, in the event that the Yield for any such Incremental Term Facility or Additional Debt, as applicable, is higher than the Yield for the outstanding Term Loans by more than 50 basis points, then the Applicable Rate for the outstanding Term Loans shall be increased to the extent necessary so that the Yield for such outstanding Term Loans is equal to the Yield for such Incremental Term Facility or Additional Debt, as applicable, minus 50 basis points (any such adjustment, the “MFN Adjustment”); provided that, in addition to the foregoing, for purposes of calculating the Yield for any Incremental Facility or Additional Debt that constitutes fixed-rate Indebtedness, the fixed rate coupon of such Indebtedness shall be swapped to a floating rate on a customary matched-maturity basis, and the Yield of such fixed-rate Indebtedness on a floating rate basis shall be reasonably determined in a customary manner by the Administrative Agent based on customary financial 94 US-DOCS\146702970.6149986608.7 methodology in consultation with the Borrower (or, if the Administrative Agent declines (or is unable) to determine such Yield or the appropriate floating rate swap on a matched maturity basis, as reasonably determined in a customary manner based on customary financial methodology by a financial institution reasonably acceptable to the Administrative Agent and the Borrower). (b) Each Incremental Term Facility shall have such terms as determined by the Borrower and the lenders providing such Incremental Term Facility; provided that (A) such Incremental Term Facility shall rank pari passu or junior in right of payment and in respect of the Collateral with the Term Loans, provided that, if such Incremental Term Facility is secured, all security therefor shall be granted pursuant to documentation that is consistent in all material respects with the Collateral Documents and (I) if secured on a pari passu basis with the Obligations, the representative for such Incremental Term Facility shall enter into a pari passu intercreditor agreement with the Administrative Agent that is reasonably satisfactory to the Administrative Agent or (II) if secured on a junior basis to the Obligations, a representative acting on behalf of the holders of such Incremental Term Facility shall have become party to a second Lien intercreditor agreement or subordination agreement that is reasonably satisfactory to the Administrative Agent, (B) no Restricted Subsidiary is a borrower or a guarantor with respect to such Incremental Term Facility unless such Restricted Subsidiary is a Loan Party which shall have previously or substantially concurrently guaranteed or borrowed, as applicable, the Obligations, and, if secured, shall only be secured by Collateral, (C) except in the case of one-year bridge loans that are, on customary conditions convertible or exchangeable into, or are intended to be refinanced with, other instruments meeting the requirements set forth in this clause (C) and clause (D) below (“Extendable Bridge Loans”), no Incremental Term Facility shall have a final maturity date earlier than the then existing Latest Maturity Date with respect to Term Loans, and with respect to an Incremental Term Facility ranking junior in respect of the Collateral with the Term Loans, no such Incremental Term Facility shall mature on or prior to the date that is 91 days after the then existing Latest Maturity Date with respect to Term Loans, (D) except in the case of Extendable Bridge Loans with respect to their stated maturity date, no Incremental Term Facility shall have a Weighted Average Life to Maturity that is shorter than the Weighted Average Life to Maturity of the then-remaining Term Loans (without giving effect to nominal amortization for periods where amortization has been eliminated as a result of a prepayment of the applicable Term Loans) except as may be required to achieve tax fungibility with any existing class of Term Loan to the extent intended to be fungible, and with respect to an Incremental Term Facility that ranks junior in respect of the Collateral with the Term Loans, no such Incremental Term Facility shall have a Weighted Average Life to Maturity that is shorter than the Weighted Average Life to Maturity of the then-remaining Term Loans, plus 91 days, (E) for purposes of mandatory prepayments, such Incremental Term Facility shall be treated no more favorably than the Term Loans of the Borrower except those that only apply after the then existing Latest Maturity Date with respect to Term Loans, (F) the affirmative and negative covenants (but not the financial maintenance covenants) and events of default (other than maturity, fees, discounts, interest rate, redemption terms and redemption premiums) of such Incremental Term Loans, if not consistent with the terms of the Term Loans, shall not be materially more restrictive to the Loan Parties when taken as a whole (as reasonably determined by the Borrower) than the terms of the Term Loans, (G) the Incremental Term Facility shall not have the benefit of any financial maintenance covenant more restrictive than the covenant set forth in Section 7.11 (unless, in the case of the foregoing clauses (F) or (G), (x) the Term Loans have the benefit of such more restrictive affirmative or negative covenants or events of default, or such financial maintenance covenant, on the same terms, (y) the Term Loans have in the future been provided with the benefit of such more restrictive affirmative or negative covenants or events of default, or such a financial maintenance covenant, in which case such Incremental Term Facility incurred after such future date may be provided with the benefit of the same more restrictive affirmative or negative covenants or events of default, or the same financial maintenance covenant, on the same or looser terms, or (z) such more restrictive affirmative or negative covenants or events of default, or such financial maintenance covenant only apply after the Latest Maturity Date with respect to the Term Loans in effect as of the time such Incremental Term Facility is incurred), (H) if an Incremental Facility ranks junior in right of security or payment priority to the other Term Loans or is unsecured, the Incremental Facility will be established as a separate facility from the then existing Term Loans, and/or the Borrower may issue, in lieu thereof (and subject to corresponding restrictions except as set forth below), first Lien secured or junior Lien secured or senior or subordinated or unsecured loans or notes or any Extendable Bridge Loans in respect thereof, and, in each case, the provisions of Section 2.17(a)(iii) and clause (A) to the first proviso of Section 95 US-DOCS\146702970.6149986608.7

2.17(b) shall not apply; provided that, for any Indebtedness constituting term loans incurred pursuant to this sub-clause (H) that is secured on a pari passu basis with the Obligations and does not rank junior in right of payment (including as a result of being “last out” in any waterfall) to the Obligations, if the Yield for such Indebtedness is higher than the Yield for the outstanding Term Loans by more than 50 basis points, then the Applicable Rate for the outstanding Term Loans shall be subject to the MFN Adjustment (the foregoing requirements set forth in clauses (A) to (H), the “Required Debt Terms”), (I) subject to clauses (C) and (D) above, the amortization schedules applicable to Incremental Term Facility will be as determined by the Borrower and the lenders providing such Incremental Term Facility, and (J) any fees payable in connection with such Incremental Term Facility will be determined by the Borrower and the arrangers and/or lenders providing such Incremental Term Facility. (c) Each Incremental Revolving Credit Facility shall have terms identical to those applicable to such class of Revolving Credit Commitments (including maturity date and interest rates) and shall be incurred pursuant to the same documentation as applicable to the initial Revolving Credit Commitment (other than the amendment evidencing such Incremental Revolving Credit Facility); provided that (A) no Incremental Revolving Credit Facility shall have a final maturity date earlier than, or require scheduled amortization or mandatory commitment reduction prior to, the then existing Latest Maturity Date with respect to Revolving Credit Commitments, (B) the Incremental Revolving Credit Facility shall not have the benefit of any covenant or terms more restrictive than the covenant or terms applicable to the initial Revolving Credit Commitment (unless, in the case of this clause (B) the Revolving Credit Facility has the benefit of such covenants on the same terms or (y) such covenant only apply after the Latest Maturity Date with respect to the Revolving Credit Facility in effect as of the time such Incremental Revolving Credit Facility is incurred) and (C) no Restricted Subsidiary shall be a borrower or a guarantor with respect to such Incremental Revolving Credit Facility unless such Restricted Subsidiary is a Loan Party that has previously or substantially concurrently guaranteed or borrowed, as applicable, the Obligations, and, if secured, shall only be secured by Collateral. (d) Each notice from the Borrower pursuant to this Section 2.17 shall set forth the requested amount and proposed terms of the relevant Incremental Facility. Any additional bank, financial institution, existing Lender or other Person that elects to provide Commitments under an Incremental Facility shall be reasonably satisfactory to the Borrower and, in the case of any Incremental Revolving Credit Facility and, to the extent such consent would be required for an assignment of such Loans or Commitments pursuant to Section 9.06, the L/C Issuers (such consent not to be unreasonably withheld, delayed or conditioned) (any such bank, financial institution, existing Lender or other Person being called an “Additional Lender”) and, if not already a Lender, shall become a Lender under this Agreement pursuant to an amendment (an “Incremental Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, such Additional Lender (in the case of this Agreement and, as appropriate, any other Loan Document, as applicable) and the Administrative Agent; provided that, the consent of the Administrative Agent (not to be unreasonably withheld, delayed or conditioned) will be required with respect to any such Additional Lender if such consent would be required for an assignment of such Loans and Commitments pursuant to Section 9.06 to such Additional Lender. No Lender shall be obligated to provide any Commitments under an Incremental Facility, unless it so agrees. Commitments in respect of any Incremental Facilities shall become Commitments under this Agreement. An Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary, advisable or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.17. The effectiveness of any Incremental Facility Amendment shall, unless otherwise agreed to by the Additional Lenders, be subject to the satisfaction (or waiver) on the date thereof (each, an “Incremental Facility Closing Date”) of the express conditions in respect of such Incremental Facility Amendment to be mutually agreed upon by the Additional Lenders and the Borrower customary for transactions of the type in respect of which the applicable Incremental Facility relates, which, in the case of an Incremental Term Facility, shall, subject to Section 1.11, require that the representations and warranties in this Agreement will be true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties shall be accurate in all respects) immediately prior to, and immediately after giving effect to, the incurrence of such Incremental Term Facility. The proceeds of any Loans under an Incremental Facility will be used, directly or indirectly, for general corporate purposes and/or any other 96 US-DOCS\146702970.6149986608.7 purposes not prohibited hereunder (including, without limitation, capital expenditures, refinancing of Indebtedness, Restricted Payments, Acquisitions and other Investments). This Section 2.17 shall supersede any provisions in Section 2.05, Section 2.12 and Section 11.01 to the contrary. (e) Upon each increase in the Revolving Credit Commitments under the Revolving Credit Facility pursuant to this Section 2.17, (i) each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Credit Commitment (each, an “Incremental Revolving Lender”) in respect of such increase, and each such Incremental Revolving Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit under the applicable class of Revolving Credit Facility such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in such Letters of Credit under such class of Revolving Credit Facility held by each Revolving Credit Lender (including each such Incremental Revolving Lender) under the applicable class of Revolving Credit Facility, as applicable, will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders under such class of Revolving Credit Facility. Additionally, if any Revolving Credit Loans are outstanding under any class of Revolving Credit Facility at the time any Incremental Revolving Commitments are established, the applicable Revolving Credit Lenders under such class of Revolving Credit Facility immediately after effectiveness of such Incremental Revolving Commitments shall purchase and assign at par such amounts of the Revolving Credit Loans outstanding under such class of Revolving Credit Facility at such time as the Administrative Agent may require such that each Revolving Credit Lender under such class of Revolving Credit Facility holds its Applicable Percentage of all Revolving Credit Loans outstanding under such class of Revolving Credit Facility immediately after giving effect to all such assignments. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. Notwithstanding anything to the contrary in this Section 2.17 and other than as provided elsewhere herein, (1) the borrowing and repayment of Incremental Revolving Loans after the associated Incremental Facility Closing Date shall be made on a pro rata basis with all other Revolving Commitments, (2) all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by all Lenders of the applicable class of the Revolving Credit Facility in accordance with their respective Applicable Percentage, (3) the permanent repayment of Revolving Credit Loans with respect to, and termination of, Incremental Revolving Commitments after the associated Incremental Facility Closing Date shall be made on a pro rata basis with all other Revolving Credit Commitments and (4) assignments and participations of Incremental Revolving Commitments and Incremental Revolving Loans shall be governed by the same assignment and participation provisions applicable to the other Revolving Credit Commitments and Revolving Credit Loans. 2.18 Refinancing Facilities. At any time after the Closing Date, the Borrower may obtain from any existing Lender or any other Person reasonably satisfactory to the Borrower (any such existing Lender or other Person being called an “Additional Refinancing Lender”) Refinancing Indebtedness in respect of (a) all or any portion of the applicable class of Term Loans then outstanding under this Agreement (which for purposes of this clause (a) will be deemed to include any then outstanding Other Term Loans constituting Term Loans) or (b) for the Borrower, all or any portion of the Revolving Credit Commitments (including the corresponding portion of the Revolving Credit Loans) under this Agreement (which for purposes of this clause (b) will be deemed to include any then outstanding Other Revolving Commitments (including the corresponding portion of the Other Revolving Loans)), in the form of Other Term Loans or Other Term Commitments in the case of clauses (a) and (b), in each case pursuant to a Refinancing Amendment; provided that (i) such Refinancing Indebtedness shall rank pari passu or junior in right of payment and of security with the other Loans and Commitments hereunder, (ii) such Refinancing Indebtedness shall have such pricing, interest, fees, premiums and optional prepayment and redemption terms as may be agreed by the Borrower and the Additional Refinancing Lenders thereof, (iii) such Refinancing Indebtedness shall only be secured by assets consisting of Collateral, (iv) the affirmative and negative covenants (but not the financial maintenance covenants) and events of default (other than, for the avoidance of doubt, maturity, fees, discounts, interest rate, redemption 97 US-DOCS\146702970.6149986608.7 terms and redemption premiums) of Refinancing Indebtedness, if not consistent with the terms of the Loans, shall not be materially more restrictive to the Loan Parties when taken as a whole (as reasonably determined by the Borrower) than the terms of the Loans being refinanced (or, in the case of Refinancing Indebtedness that refinances the applicable class of Term Loans, or the Loans under an Incremental Term Facility, in their entirety, shall be consistent with “market” terms at the time of incurrence), (v) such Refinancing Indebtedness satisfies the requirements set forth in the definition of “Refinancing Indebtedness”, (vi) if such Refinancing Indebtedness is secured on a junior basis to the Term Loans or the debt being refinanced is subject to an intercreditor agreement, the Administrative Agent acting on behalf of the holders of such Indebtedness shall have become party to an intercreditor agreement reasonably satisfactory to the Borrower and the Administrative Agent and (vii) no Restricted Subsidiary is a Guarantor with respect to such Refinancing Indebtedness unless such Restricted Subsidiary is a Loan Party which shall have previously or substantially concurrently guaranteed the Obligations. The effectiveness of any Refinancing Amendment shall be subject to such express conditions as are mutually agreed with the participating Additional Refinancing Lenders. Each class of Refinancing Indebtedness (other than in connection with an extension of the maturity of the applicable class of Term Loans, Revolving Credit Loans or Revolving Credit Commitments) incurred under this Section 2.18 shall be in an integral multiple of $1,000,000 and be in an aggregate principal amount that is not less than $25,000,000, provided that such amount may be less than $25,000,000 if such amount represents all the remaining availability under the aggregate principal amount of Refinancing Indebtedness set forth above. Subject to the consent of the L/C Issuers, any Refinancing Amendment may provide for the issuance of Letters of Credit for the account of the Borrower pursuant to any Other Revolving Commitments established thereby on terms substantially equivalent to the terms applicable to Letters of Credit under this Agreement before giving effect to such Refinancing Amendment. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary or reasonably advisable to reflect the existence and terms of the Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Other Term Loans, Other Revolving Loans, Other Revolving Commitments and/or Other Term Commitments). Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary, or reasonably advisable or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.18. This Section 2.18 shall supersede any provisions in Section 2.12 and Section 11.01 to the contrary. Notwithstanding anything to the contrary in this Section 2.18 or otherwise, (1) the borrowing and repayment (except for (A) payments of interest and fees at different rates on Other Revolving Commitments (and related outstandings), (B) repayments required upon the maturity date of the Other Revolving Commitments and (C) repayment made in connection with a permanent repayment and termination of commitments) of Loans with respect to Other Revolving Commitments after the date of obtaining any Other Revolving Commitments shall be made on at least a pro rata basis with all other Revolving Credit Commitments, (2) to the extent dealing with Letters of Credit which mature or expire after a maturity date when there exist Other Revolving Commitments with a longer maturity date and subject to the consent of the L/C Issuers, all Letters of Credit shall be participated on a pro rata basis by all Revolving Credit Lenders in accordance with all other Revolving Credit Commitments, without giving effect to changes thereto on an earlier maturity date with respect to Letters of Credit theretofore incurred or issued, (3) the permanent repayment of Revolving Credit Loans with respect to, and termination of, Other Revolving Commitments after the date of obtaining any Other Revolving Commitments shall be made on at least a pro rata basis with all other Revolving Commitments, except that the Borrower shall be permitted to permanently repay and terminate commitments of any such class on a non- rata basis as compared to any other class with a later maturity date than such class and (4) assignments and participations of Other Revolving Commitments and Other Revolving Loans shall be governed by the same assignment and participation provisions applicable to Revolving Credit Commitments and Revolving Credit Loans. The Lenders agree that, subject to Section 2.05(a), the Borrower may require the Lenders holding Refinancing Indebtedness to assign their Loans and Commitments to the providers of the Refinancing Indebtedness. 2.19 Benchmark Replacement Setting. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in 98 US-DOCS\146702970.6149986608.7 accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make, in consultation with the Borrower, Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.19(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.19, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.19. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any 99 US-DOCS\146702970.6149986608.7 such request into a request for a Borrowing of or conversion to Base Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent or a Loan Party, as applicable) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or such Loan Party, then the Administrative Agent or such Loan Party, as applicable, shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Tax Indemnifications. (i) The Loan Parties shall jointly and severally indemnify each Recipient, and shall make payment in respect thereof within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A reasonably detailed certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error. (ii) Each Lender and the L/C Issuer shall severally indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after written demand therefor, for (x) any Indemnified Taxes attributable to such Lender or the L/C Issuer (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (y) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (z) any Excluded Taxes attributable to such Lender or the L/C Issuer, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A reasonably detailed certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and the L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Loan Document or otherwise payable by the Administrative Agent to the Lender or the L/C Issuer from any other source against any amount due to the Administrative Agent under this clause (ii). 100 US-DOCS\146702970.6149986608.7

(d) Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by any Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, such Loan Party shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be. (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, at the time or times prescribed by applicable Law or if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter as required by applicable Law or upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter as required by applicable Law or upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; 101 US-DOCS\146702970.6149986608.7

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter as required by applicable Law or upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (f) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the indemnifying party under this Section 3.01 with respect to the Taxes giving 102 US-DOCS\146702970.6149986608.7 rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party with respect to such refund, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the indemnifying party, upon the request of the indemnified party, agrees to repay to such indemnified party the amount paid over to the indemnifying party pursuant to this subsection (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than such indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such tax had never been paid. This subsection (f) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (g) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations under any Loan Document. 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR or to determine or charge interest rates based upon the SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the interbank SOFR market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue SOFR Loans or to convert Base Rate Loans to SOFR Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Adjusted Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Adjusted Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. 3.03 Inability to Determine Rates.. Subject to Section 2.19, if, on or prior to the first day of any Interest Period for any SOFR Loan: (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof, or (ii) the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Adjusted Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the 103 US-DOCS\146702970.6149986608.7

Administrative Agent, the Administrative Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert Base Rate Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (x) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein and (y) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.19, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Base Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent revokes such determination. 3.04 Increased Costs; Capital Requirements. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the L/C Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its Loans, Loan principal, Letters of Credit, Commitments, or other Obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the L/C Issuer or the interbank SOFR market any other condition, cost or expense (other than Taxes) affecting this Agreement, SOFR Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Adjusted Term SOFR (or, in the case of clause (ii) above, any Loan), or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such 104 US-DOCS\146702970.6149986608.7

Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or (c) any assignment of a SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.13; including any loss arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment. 105 US-DOCS\146702970.6149986608.7

(b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrower may replace such Lender in accordance with Section 11.13. 3.07 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent. ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions of Initial Credit Extension. The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder are subject to satisfaction of all of the following conditions precedent: (a) The Administrative Agent’s receipt (or receipt by its counsel) of the following, each of which shall be originals or electronic copies (followed promptly by originals to the extent requested) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, and each in form and substance satisfactory to the Administrative Agent and each of the Lenders: (i) executed counterparts of this Agreement (including, without limitation, completed Schedules to this Agreement as of the Closing Date) and each Collateral Document, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower; (ii) a Note executed by the Borrower in favor of each Lender requesting a Note at least three Business Days prior to the Closing Date; (iii) UCC financing statements and short form intellectual property security agreements suitable in form and substance for filing with the United States Copyright Office and/or the United States Patent and Trademark Office to perfect the Liens of the Administrative Agent for the benefit of the Secured Parties under the Collateral Documents as a first priority Lien (subject to Permitted Liens) as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such, subject to Section 6.19, other documents and/or evidence of other actions as may be reasonably necessary under applicable Law to perfect the Liens of the Administrative Agent for the benefit of the Secured Parties under such Collateral Documents as a first priority Lien (subject to Permitted Liens) in and to such other Collateral as the Administrative Agent may reasonably require; (iv) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, and (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; (v) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party; (vi) a certificate, dated the Closing Date and signed by the chief financial officer of the Borrower, confirming that the Borrower and its Subsidiaries on a consolidated basis, are Solvent before and after giving effect to the Credit Extensions on the Closing Date and the consummation of the other transactions contemplated to occur on the Closing Date; 106 US-DOCS\146702970.6149986608.7

(vii) subject to Section 6.19, such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, including certified copies of the Organizational Documents of each such Loan Party (or, in respect of the Borrower, filed with the SEC), and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (viii) (i) an opinion of Gibson, Dunn & Crutcher, LLP, counsel to the Loan Parties and (ii) subject to Section 6.19, customary written opinions of local counsel to the Loan Parties, in each case, addressed to the Administrative Agent and each Lender, covering matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request; (ix) [reserved]; (x) subject to Section 6.19, certificates of insurance and casualty policies naming the Administrative Agent, on behalf of the Lenders, as an additional insured in connection with the operations of the applicable Loan Party or lenders loss payee (including endorsements) as their interests may appear under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitute Collateral, which policies describe in reasonable detail the types and amounts of insurance maintained by the Loan Parties; (xi) [reserved]; (xii) a perfection certificate duly executed by the Borrower; (xiii) a duly executed payoff letter with respect to that certain Credit Agreement dated as of April 20, 2017 (as amended from time to time, the “Existing Credit Agreement”), between the Borrower, the guarantors party thereto, SunTrust Bank, as administrative agent, and the other lenders party thereto, together with (a) UCC 3 or other appropriate termination statements and intellectual property terminations, in each case releasing all Liens upon any of the personal property of the Borrower and its Subsidiaries securing obligations under or in connection with the Existing Credit Agreement, (b) cancellations and releases as may be necessary or appropriate to release all Liens upon any of the real property of the Borrower and its Subsidiaries securing obligations under or in connection with the Existing Credit Agreement, and (c) any other releases, terminations or other documents reasonably required by the Administrative Agent to evidence the payoff of Indebtedness owed to any of the lenders or affiliates of the lenders under or in connection with the Existing Credit Agreement; (xiv) the repayment in full and termination of the Existing Credit Agreement shall have been consummated or shall be consummated simultaneously with the initial funding of the Loans on the Closing Date and; (xv) a duly executed Committed Loan Notice; (xvi) the Borrower shall deposit $200,000,000 of the proceeds of the Term Facility in one or more segregated deposit accounts or securities accounts under the control (as defined in Section 9.104(a)(1) of the UCC) of the Administrative Agent or an Affiliate thereof (such accounts, the “Convertible Notes Accounts”). The proceeds of the Convertible Notes Accounts shall be used to make an offer to repurchase or pay at maturity all of the outstanding Convertible Notes; (xvii) [reserved]; 107 US-DOCS\146702970.6149986608.7

(xviii) [reserved]; (xix) copies of audited consolidated financial statements for the Borrower and its Subsidiaries for each of the fiscal years ended December 31, 2017, December 31, 2018 and December 31, 2019, including balance sheet, income statements, shareholders’ equity and statement of cash flows, which financial statements shall be prepared in accordance with GAAP (xx) subject to Section 6.19, UCC, tax Lien and judgement search results with respect to each of the Loan Parties from all appropriate jurisdictions and filing offices; and (xxi) the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act, in each case to the extent requested at least ten days prior to the Closing Date. (b) Prior to or substantially concurrently with the funding of the Loans hereunder, all fees and expenses required to be paid to the Administrative Agent, the Arrangers and the Lenders pursuant to the Engagement Letter and the Fee Letters, in each case, to the extent invoiced at least three Business Days prior to the Closing Date shall have been paid. (c) The Borrower shall have paid all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent), to the extent invoiced at least three Business Days prior to the Closing Date. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 4.02 Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to another Type, or a continuation of SOFR Loans) is subject to the satisfaction (or waiver) of the following conditions precedent: (a) The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01. (b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof. (c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof. Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to another Type or a continuation of SOFR Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. 108 US-DOCS\146702970.6149986608.7

ARTICLE V. REPRESENTATIONS AND WARRANTIES The Loan Parties represent and warrant to the Administrative Agent and the Lenders that: 5.01 Existence, Qualification and Power. The Borrower and each of its Restricted Subsidiaries (a) are each duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) have all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease their respective assets and carry on their respective business and (ii) execute, deliver and perform their respective obligations under the Loan Documents to which they are a party, and (c) are duly qualified and are licensed and, as applicable, in good standing under the Laws of each jurisdiction where their respective ownership, lease or operation of properties or the conduct of their respective business requires such qualification or license; except in each case referred to in clause (b)(i) or (c) or in cases where a Restricted Subsidiary is not in good standing as referred to in clause (a), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority, or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, other than (i) those that have already been obtained and are in full force and effect and (ii) filings to perfect the Liens created by the Collateral Documents. 5.04 Binding Effect. Each Loan Document has been duly executed and delivered by each Loan Party that is party thereto. Each Loan Document constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms. 5.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other material liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the date thereof, including liabilities for Taxes, material commitments and Indebtedness, in each case, to the extent required to be reflected thereon pursuant to GAAP, other than those that are not material to the Borrower and its Subsidiaries as a whole or are reflected on Borrower’s most recent filings with the SEC. (b) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(b), and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. 109 US-DOCS\146702970.6149986608.7

(c) Since the date of the balance sheet included in the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. 5.06 Litigation. Except as disclosed on Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues that (a) directly affects or pertains to this Agreement or any other Loan Document, or (b) would reasonably be expected to have a Material Adverse Effect. 5.07 No Default. Neither the Borrower nor any Restricted Subsidiary is in default under or with respect to any Contractual Obligation that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing. 5.08 Ownership of Property. Each of the Borrower and its Restricted Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as otherwise disclosed on Schedule 5.08, no Loan Party owns any Material Real Estate Asset. 5.09 Environmental Compliance. The Loan Parties and their respective Restricted Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that, except as disclosed on Schedule 5.09, such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.10 Insurance. The properties of the Borrower and its Restricted Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower (other than CIS), having a Best’s financial strength rating of not less than A/A-/VIII, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Restricted Subsidiary operates. 5.11 Taxes. The Borrower and its Restricted Subsidiaries have filed all federal income, material state income and other material tax returns and reports required to be filed, and have paid all federal and state income Taxes and all other material Taxes levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are less than $20,000,000 in the aggregate or are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed material Tax assessment against, and no material Tax audit with respect to, the Borrower or any Restricted Subsidiary, in any case, that could reasonably be expected to have a Material Adverse Effect. 5.12 ERISA Compliance. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Pension Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Pension Plan. No member of the ERISA Group has (a) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Pension Plan, (b) failed to make any contribution or payment in excess of $25,000,000 to any Pension Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Pension Plan or Benefit Arrangement, which has resulted or is reasonably likely to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (c) been assessed any liability in excess of $25,000,000 to the PBGC or any other Person under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. 110 US-DOCS\146702970.6149986608.7

5.13 Subsidiaries. Set forth on Schedule 5.13 is a complete and accurate list as of the Closing Date of each Wholly Owned Subsidiary and all Joint Ventures and partnerships in which the Borrower or any other Loan Party have an interest, together with, as applicable, the (a) jurisdiction of organization and (b) number and percentage of outstanding shares of each class owned by the Borrower or any other Loan Party. The outstanding Equity Interests of each applicable Subsidiary are validly issued, fully paid and non-assessable. 5.14 Margin Regulations; Investment Company Act. (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. (b) None of the Borrower, any Person Controlling the Borrower, or any Restricted Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 5.15 Disclosure. To the best knowledge of the Loan Parties, no Loan Party or any of its Restricted Subsidiaries is subject to any agreements, instruments and corporate or other restrictions, that, individually or in the aggregate, is expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or is incomplete or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. 5.16 Compliance with Laws. Each of the Borrower and each Restricted Subsidiary is in compliance with the requirements of all Laws (including without limitation the USA PATRIOT Act) and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 5.17 Intellectual Property; Licenses, Etc. The Loan Parties own, or possess the legal right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses. Set forth on Schedule 5.17 is a list of all IP Rights registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office and owned by each Loan Party as of the Closing Date. Except for such claims and infringements that could not reasonably be expected to have a Material Adverse Effect, no claim has been asserted and is pending by any Person challenging or questioning the use of any IP Rights or the validity or effectiveness of any IP Rights, nor does any Loan Party know of any such claim, and, to the knowledge of the Responsible Officers of the Loan Parties, the use of any IP Rights by any Loan Party or the granting of a right or a license in respect of any IP Rights from any Loan Party does not infringe on the rights of any Person. As of the Closing Date, none of the IP Rights owned by any of the Loan Parties is subject to any licensing agreement or similar arrangement except as set forth on Schedule 5.17. 5.18 Solvency. On the Closing Date, the Borrower and its Subsidiaries are, on a consolidated basis, Solvent. 5.19 Perfection of Security Interests in the Collateral. The Collateral Documents create valid security interests in, and Liens on, the Collateral purported to be covered thereby, which security interests and Liens are currently perfected security interests and Liens, prior to all other Liens other than Permitted Liens. 111 US-DOCS\146702970.6149986608.7

5.20 Business Locations; Taxpayer Identification Number. Set forth on Schedule 5.20 is the chief executive office, U.S. taxpayer identification number, and organizational identification number of each Loan Party as of the Closing Date. 5.21 Labor Matters. Neither the Borrower nor any Restricted Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the five years prior to the Closing Date that has resulted in a Material Adverse Effect. 5.22 Use of Proceeds. The Borrower will use the proceeds of the Loans and will request the issuance of Letters of Credit only for the purposes specified in Section 6.11. No Credit Extension, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions. 5.23 OFAC. No Loan Party, nor, to the knowledge of any Loan Party, any officer, director or employee of such Loan Party, (a) is currently the subject of any Sanctions, (b) is located, organized or residing in any Designated Jurisdiction, or (c) is or has been (within the previous five years) engaged in any transaction in violation of applicable Laws with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Designated Jurisdiction. No Loan, nor the proceeds from any Loan, has been used, directly or indirectly, to lend, contribute, provide or has otherwise made available to fund any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner, in each case, that will result in any violation by any Person (including any Lender, the Arrangers, the Administrative Agent, the L/C Issuer or the Swing Line Lender) of Sanctions. 5.24 Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. The Borrower, its Subsidiaries and their respective directors, officers and employees and to the knowledge of the Borrower its agents, are in compliance in all material respects with Anti-Corruption Laws and applicable Sanctions. None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the Facilities established hereby, is a Sanctioned Person. 5.25 Beneficial Ownership Certification. As of the Closing Date, the information contained in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. ARTICLE VI. AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements not then due) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made), the Loan Parties shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Restricted Subsidiary to: 6.01 Financial Statements. Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders: (a) as soon as available, but in any event within ninety days after the end of each fiscal year of the Borrower (commencing with the fiscal year ending December 31, 2020), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated and consolidating 112 US-DOCS\146702970.6149986608.7 statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated information to be audited and accompanied by a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than a “going concern” statement, explanatory note or like qualification or exception resulting solely from an upcoming maturity date occurring within one year from the time such opinion is delivered or anticipated (but not actual) covenant non-compliance) or with respect to the absence of any material misstatement, and such consolidating statements to be certified by the chief executive officer, chief financial officer, treasurer, chief accounting officer or controller of the Borrower to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its Subsidiaries; (b) as soon as available, but in any event within forty-five days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ending June 30, 2020), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in comparative form, as applicable under GAAP, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, accompanied by a “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, all in reasonable detail and certified by the chief executive officer, chief financial officer, chief operating officer, treasurer, chief accounting officer or controller of the Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes. As to any information contained in materials furnished pursuant to Section 6.02(d), the Borrower shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in clauses (a) and (b) above at the times specified therein. 6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders: (a) [reserved]; (b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by the chief executive officer, chief operating officer, chief financial officer, treasurer or controller of the Borrower (which delivery may, unless the Administrative Agent requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes); provided, that, no Compliance Certificate shall be required to be delivered for the financial statements delivered pursuant to Section 6.01(b) for the fiscal quarter ended June 30, 2020; (c) not later than 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2020, an annual budget of the Borrower and its Restricted Subsidiaries containing, among other things, pro forma financial statements for each quarter of the next fiscal year; (d) promptly after the same are available (unless previously publicly filed with the SEC), copies of each annual report, proxy or financial statement or other report or communication sent to the equity holders of any Loan Party, and notices of the filing of all annual, regular, periodic and special reports and registration statements which a Loan Party may file or be required to file with the SEC under Section 13 or 15(d) of the 113 US-DOCS\146702970.6149986608.7

Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (e) concurrently with the delivery of the Compliance Certificate referred to in Section 6.02(b), a report signed by a Responsible Officer of the Borrower that supplements Schedules 5.13, 5.17 and 5.20, such that, as supplemented, such Schedules would be to be accurate and complete as of such date; (f) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a reconciliation statement or other statement reasonably acceptable to the Administrative Agent reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements; (g) promptly after any written request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the Board of Directors) of the Borrower by independent accountants in connection with the accounts or books of the Borrower or any Restricted Subsidiary, or any audit of any of them; (h) if requested by the Administrative Agent in writing, copies of any statement or report furnished to any holder of debt securities of any Loan Party or any Restricted Subsidiary thereof pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02; (i) promptly, and in any event within ten Business Days after receipt thereof by any Loan Party or any Restricted Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Restricted Subsidiary thereof; and (j) promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any Restricted Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request in writing. Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar, or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in 114 US-DOCS\146702970.6149986608.7 investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC”. 6.03 Notices. After a Responsible Officer of any Loan Party obtains knowledge thereof, promptly (and, in any event, not later than five (5) Business Days after such Responsible Officer obtains such knowledge) notify the Administrative Agent and each Lender: (a) of the occurrence of any Default or Event of Default; (b) of any matter or litigation or event that has resulted or could reasonably be expected to result in a Material Adverse Effect; (c) of the occurrence of any ERISA Event; (d) of any material change in accounting policies or financial reporting practices by any Loan Party or any Restricted Subsidiary thereof; (e) of any material adverse change that impairs Borrower’s ability to obtain bonding for all new construction projects; and (f) any change in the information provided in a Beneficial Ownership Certification delivered to the Administrative Agent on or before the Closing Date (if any) and (ii) in the event that Borrower is no longer excluded from the definition of a “legal entity customer” under the Beneficial Ownership Regulation, any change in the information provided in a Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in such certification. Each notice pursuant to Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 6.04 Payment of Obligations. Pay and discharge, as the same shall become due and payable, (a) all of its obligations and liabilities, including all Tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless (i) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Restricted Subsidiary or (ii) the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) all lawful claims which, if unpaid, would by law become a Lien upon its property, other than Liens permitted by Section 7.01. 6.05 Preservation of Existence, Etc. (a) Except in a transaction permitted by Section 7.04 or 7.05, the Borrower shall preserve, renew and maintain in full force and effect its legal existence and good standing under the 115 US-DOCS\146702970.6149986608.7

Laws of the jurisdiction of its organization and the Borrower and each Restricted Subsidiary shall maintain its legal existence; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its material registered patents, copyrights, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; (b) make all necessary repairs thereto and renewals and replacements thereof, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) maintain the standard of care typical in the industry in the operation and maintenance of its facilities. 6.07 Maintenance of Insurance. (a) Maintain in full force and effect insurance (including worker’s compensation insurance, liability insurance, casualty insurance and business interruption insurance) with financially sound and reputable insurance and re-insurance companies not Affiliates of the Borrower (other than CIS), having a Best’s financial strength rating of not less than A/A-/VIII, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Restricted Subsidiary operates. (b) Cause the Administrative Agent to be named as lenders loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and cause each provider of any such insurance to agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days’ prior written notice before any such policy or policies shall be altered or canceled. (c) If any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Borrower shall, or shall cause each Loan Party to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent. 6.08 Compliance with Laws. Comply with the requirements of all Laws (including without limitation, ERISA, Environmental Laws, Anti-Corruption Laws, Patriot Act and OFAC) and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Restricted Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Restricted Subsidiary, as the case may be. 6.10 Inspection Rights. Not more than once in any twelve-month period, permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, (which shall 116 US-DOCS\146702970.6149986608.7 be at the expense of the Borrower), all at such reasonable times during normal business hours, upon reasonable advance notice to the Borrower; provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing as often may be reasonably desired at the expense of the Borrower at any time during normal business hours and with reasonable advance notice. 6.11 Use of Proceeds. Use the proceeds of the Credit Extensions (i) on the Closing Date, (A) to refinance in full the Indebtedness owing under and in connection with the Existing Credit Agreement, (B) to make an offer to repurchase or pay at maturity the Convertible Notes and (C) and to pay Transaction Costs and (ii) after the Closing Date, to finance working capital, capital expenditures, Investments, Restricted Payments, and other lawful corporate purposes; provided that in no event shall the proceeds of the Credit Extensions be used in contravention of any Law or of any Loan Document. 6.12 Additional Subsidiaries. Within forty-five (45) days after the acquisition or formation of any Wholly Owned Subsidiary that is a Domestic Subsidiary (other than an Excluded Subsidiary) after the date hereof, or the occurrence of any such Subsidiary no longer qualifying as an “Excluded Subsidiary” (including any Electing Guarantor): (a) notify the Administrative Agent thereof in writing, together with the (i) jurisdiction of formation, (ii) number of shares of each class of Equity Interests outstanding, (iii) number and percentage of outstanding shares of each class owned (directly or indirectly) by the Borrower or any Subsidiary and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto; (b) cause such Subsidiary to (i) become a Guarantor by executing and delivering to the Administrative Agent a Joinder Agreement, become a Pledgor (as defined in the Security Agreement) by executing and delivering to the Administrative Agent a joinder agreement to the Security Agreement, and such other documents as the Administrative Agent shall deem appropriate for such purpose and (ii) upon the written request of the Administrative Agent in its sole discretion, deliver to the Administrative Agent such Organization Documents, resolutions and favorable opinions of counsel, all in form, content and scope reasonably satisfactory to the Administrative Agent; and (c) cause such Subsidiary to take whatever action (including the recording of mortgages, the filing of UCC financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid, subsisting and perfected Liens on the properties purported to be subject to the agreements delivered pursuant to this Section 6.12 and the other Collateral Documents, enforceable against all third parties in accordance with their terms. 6.13 Information Regarding Collateral. Not effect any change (a) in any Loan Party’s legal name, (b) in any Loan Party’s organizational type, (c) in any Loan Party’s organizational identification number, if any, (d) in any Loan Party’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), or (e) in the location of any Loan Party’s chief executive office, (i)(x) until, in the case of clauses (a) through (d), it shall have given the Administrative Agent not less than ten days’ prior written notice, or such lesser notice period agreed to by the Administrative Agent, of its intention so to do, clearly describing such change, and (y) unless, in the case of clause (e), it shall have delivered written notice to the Administrative Agent within 30 days after such change, and, in each case, it shall provide such other information in connection therewith as the Administrative Agent may reasonably request and (ii) it shall have taken all action reasonably satisfactory to the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral, if applicable. Each Loan Party agrees to promptly provide the Administrative Agent with certified Organization Documents reflecting any of the changes described in the preceding sentence. 117 US-DOCS\146702970.6149986608.7

6.14 Pledged Property. Other than Excluded Property and subject to the requirements of the Collateral Documents, cause all Material Real Estate Assets and all personal property at any time owned by each Loan Party to be subject at all times to first priority, perfected and, in the case of any Material Real Estate Assets, title insured Liens in favor of the Administrative Agent to secure the Obligations pursuant to the terms and conditions of the Collateral Documents, subject in any case to Permitted Liens, and deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC financing statements, security agreements, mortgages, deeds of trust, real estate title insurance policies, surveys, environmental reports, standard “life of loan” flood hazard determinations, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Administrative Agent’s Liens thereunder); provided that in the case of (i) any Material Real Estate Assets or (ii) any Equity Interests in Foreign Subsidiaries, to the extent that the granting or perfecting a Lien in such Equity Interests would be governed by the laws of a jurisdiction other than the United States or any state thereof, in each case, the Borrower shall not be required to cause such Material Real Estate Assets or Equity Interests in Foreign Subsidiaries to be subject to a first priority, perfected Lien. 6.15 Designation of Subsidiaries. (a) The Borrower may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if (i) no Event of Default is continuing or would result therefrom and (ii) the Total Net Leverage Ratio, calculated on a Pro Forma Basis, would not exceed 3.50 to 1.00. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate fair market value of all outstanding Investments owned by the Borrower and its Restricted Subsidiaries in the Subsidiary designated as an Unrestricted Subsidiary will be deemed to be an Investment made as of the time of the designation and will reduce the amount available for Restricted Payments as described in Section 7.06 herein or under one or more clauses of the definition of Permitted Investments, as determined by the Borrower (and shall only be permitted if such Investment would be permitted). That designation will only be permitted if the Investment would be permitted at that time and if the Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. No Restricted Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purposes of any Junior Indebtedness. The Borrower may redesignate any Unrestricted Subsidiary to be a Restricted Subsidiary if no Event of Default is continuing or would result therefrom. No Unrestricted Subsidiary shall be permitted to own material intellectual property and no Restricted Subsidiary can be designated as an Unrestricted Subsidiary if it would own any material intellectual property. (b) Any designation of a Subsidiary of the Borrower as an Unrestricted Subsidiary will be evidenced to the Administrative Agent by an officer’s certificate certifying that such designation complies with the preceding conditions and was permitted by Section 7.06 herein. If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it will thereafter cease to be an Unrestricted Subsidiary for purposes of this Agreement and any Indebtedness of such Subsidiary will be deemed to be incurred by a Restricted Subsidiary of the Borrower as of such date and, if such Indebtedness is not permitted to be incurred as of such date by Section 7.03 herein, the Borrower will be in default of such covenant. (c) The Borrower may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Borrower; provided that such designation will be deemed to be an incurrence of any Indebtedness, Investment and Liens by a Restricted Subsidiary of the Borrower of any outstanding Indebtedness, Investment or Liens of such Unrestricted Subsidiary, and such designation will only be permitted if (1) such Indebtedness is permitted under Section 7.03 herein (including pursuant to clause (b)(v) thereof treating such redesignation as an acquisition for the purpose of such clause), such Investment is permitted under the definition of “Permitted Investment” herein and such Lien is permitted under Section 7.01 herein, in each case calculated on a Pro Forma Basis as if such designation had occurred at the beginning of the applicable reference period; and (2) such designation would not cause an Event of Default. Any such designation by the Borrower shall be 118 US-DOCS\146702970.6149986608.7 evidenced to the Administrative Agent by an officer’s certificate certifying that such designation complies with the preceding conditions. (d) The Borrower may designate (or re-designate) any Restricted Subsidiary that is an Excluded Subsidiary, as an Electing Guarantor. The Borrower may designate (or re-designate) any Electing Guarantor as an Excluded Subsidiary; provided that (i) such redesignation shall constitute an Investment by the Borrower or the relevant Restricted Subsidiary, as applicable, therein at the date of designation in an amount equal to the fair market value (as determined in good faith by the Borrower) of the Investments held by the Borrower and/or the Restricted Subsidiaries in such Electing Guarantor immediately prior to such re-designation and such Investments shall otherwise be permitted hereunder and (ii) any Indebtedness or Liens of such Restricted Subsidiary (after giving effect to such release) shall be deemed to be incurred at the time of such release by such Electing Guarantor and such incurrence shall otherwise be permitted hereunder. 6.16 Convertible Notes. To the extent not repurchased or retired on the Closing Date, the Borrower shall (i) maintain the Convertible Notes Accounts in an amount equal to the aggregate principal amount of Convertible Notes then outstanding and (ii) repurchase or retire the outstanding principal amount of the Convertible Notes on or prior to the maturity date of such Convertible Notes. 6.17 Credit Ratings. Use commercially reasonable efforts to maintain at all times (a) a credit rating by S&P and Moody’s in respect of the Facilities and (b) a public corporate rating by S&P and Moody’s for the Borrower, in each case, with no requirement to maintain any specific minimum rating. 6.18 Lender Calls. Participate in annual and quarterly conference calls with the Administrative Agent and the Lenders, such calls to be held at such time as may be agreed to by the Borrower and the Administrative Agent with a financial officer of the Borrower, such other members of senior management of the Borrower as the Borrower deems appropriate, the Lenders and the Lenders’ respective representatives and advisors to discuss the state of the Borrower’s business, including, but not limited to, recent performance, cash and liquidity management, operational activities, current business and market conditions and material performance changes; provided that in no event shall more than one such call be requested in any fiscal quarter; provided, further, that the requirements set forth in this Section 6.18 may be satisfied with a public earnings calls for the applicable period. 6.19 Post-Closing Matters. Deliver or cause to be delivered, to the Administrative Agent, the items described on Schedule 6.19 on the dates and by the times specified with respect to such items, or such later time as may be agreed to by the Administrative Agent in its reasonable discretion. 6.20 Covenant Relief Conditions. Solely with respect to the Revolving Credit Facility, cause each of the conditions set forth in the definition of “Covenant Relief Conditions” to be satisfied from the Second Amendment Effective Date through the last day of the Covenant Relief Period; provided, that this Section 6.20 shall be of no further force or effect following the end of the Covenant Relief Period. ARTICLE VII. NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements not then due) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made), no Loan Party shall, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly: 7.01 Liens. Create, incur, assume or permit to exist any Lien (except Permitted Liens). With respect to any Lien securing Indebtedness that was permitted to secure such Indebtedness at the time of the incurrence of such Indebtedness, such Lien shall also be permitted to secure any Increased Amount of such 119 US-DOCS\146702970.6149986608.7

Indebtedness. The “Increased Amount” of any Indebtedness shall mean any increase in the amount of such Indebtedness in connection with any accrual of interest, the accretion of accreted value, the amortization of original issue discount, the payment of interest in the form of additional Indebtedness with the same terms, accretion of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies or increases in the value of property securing Indebtedness. 7.02 [Reserved]. 7.03 Indebtedness. Create, incur, assume or permit to exist any Indebtedness (including Acquired Indebtedness), except the following: (a) Indebtedness (including Acquired Indebtedness) if on the date of such incurrence and after giving pro forma effect thereto (including pro forma application of the proceeds thereof), (i) in the case of Indebtedness secured on a pari passu basis with the Obligations, the First Lien Net Leverage Ratio, calculated on a Pro Forma Basis, is equal to or less than 1.35 to 1.00, (ii) in the case of Indebtedness secured on a junior basis with the Obligations, the Total Net Leverage Ratio, calculated on a Pro Forma Basis, is equal to or less than 3.50 to 1.00 and (iii) in the case of unsecured Indebtedness, the (I) Total Net Leverage Ratio, calculated on a Pro Forma Basis, is equal to or less than 3.50 to 1:00 or (II) the Fixed Charge Coverage Ratio, calculated on a Pro Forma Basis, is no less than 2.00 to 1:00; provided, that for purposes of calculating “First Lien Net Leverage Ratio”, “Total Net Leverage Ratio” or “Fixed Charge Coverage Ratio” in this clause (a), (i) all Revolving Credit Commitments, Additional Debt and Incremental Facilities in each case established on or prior to such date shall be assumed to be fully drawn for purposes of the calculation of “First Lien Net Leverage Ratio”, “Total Net Leverage Ratio” or “Fixed Charge Coverage Ratio”, (ii) the proceeds of such Indebtedness incurred under this clause are not included as unrestricted cash and Cash Equivalents in clause (i) of the definition of “First Lien Net Leverage Ratio”, “Total Net Leverage Ratio” or “Fixed Charge Coverage Ratio”; provided that to the extent the proceeds of such Indebtedness are to be used to prepay Indebtedness, the use of such proceeds for the prepayment of such Indebtedness may be calculated on a Pro Forma Basis; provided, further that the Required Debt Terms shall apply to all such Indebtedness incurred under this clause, mutatis mutandis, provided, further, that Non-Guarantors may not incur Indebtedness under this Section 7.03(a) if, after giving pro forma effect to such incurrence, more than an aggregate of 25% of LTM EBITDA of Indebtedness of Restricted Subsidiaries that are not Guarantors would be outstanding pursuant to this Section 7.03(a), together with any Non-Guarantor Indebtedness incurred pursuant to Section 7.03(b)(v), at such time. (b) The first paragraph of this covenant shall not prohibit the incurrence of the following Indebtedness (collectively, “Permitted Indebtedness”): (i) Indebtedness under the Loan Documents; (ii) Guarantees by the Borrower or any Restricted Subsidiary of Indebtedness or other obligations of the Borrower or any Restricted Subsidiary so long as the incurrence of such Indebtedness or other obligations is not prohibited by the terms of this Agreement; (iii) Indebtedness of the Borrower owing to and held by any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owing to and held by the Borrower or any Restricted Subsidiary; provided, however, that: (A) any subsequent issuance or transfer of Equity Interests or any other event which results in any such Indebtedness being held by a Person other than the Borrower or a Restricted Subsidiary; and (B) any sale or other transfer of any such Indebtedness to a Person other than the Borrower or a Restricted Subsidiary; 120 US-DOCS\146702970.6149986608.7

shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Borrower or such Restricted Subsidiary, as the case may be; (iv) Indebtedness represented by (i) [reserved], (ii) any Indebtedness outstanding on the Closing Date and any Guarantees thereof, (iii) Refinancing Indebtedness incurred in respect of any Indebtedness described in this clause or clauses (i), (v), (vi), (viii), (ix), (x) or (xvi) of this Section 7.03(b) or incurred pursuant to Section 7.03(a), and (iv) Management Advances; (v) Subject to no Event of Default continuing immediately before such acquisition or would result therefrom, Indebtedness (x) of (i) the Borrower or any Restricted Subsidiary incurred or issued to finance a Permitted Acquisition or (ii) Persons that become a Restricted Subsidiary of the Borrower if such Indebtedness was not created in anticipation or contemplation of such Permitted Acquisition or such Person becoming a Restricted Subsidiary, and (y) incurred or assumed in anticipation or contemplation of a Permitted Acquisition; provided that after giving effect to such Permitted Acquisition (x) in the case of Indebtedness secured on a pari passu basis with the Obligations, the First Lien Net Leverage Ratio, calculated on a Pro Forma Basis, is equal to or less than 1.35 to 1.00, (y) in the case of Indebtedness secured on a junior basis with the Obligations, the Total Net Leverage Ratio, calculated on a Pro Forma Basis, is equal to or less than 3.50 to 1.00 and (z) in the case of unsecured Indebtedness, the (I) Total Net Leverage Ratio, calculated on a Pro Forma Basis, is equal to or less than 3.50 to 1:00 or (II) the Fixed Charge Coverage Ratio, calculated on a Pro Forma Basis, is no less than 2.00 to 1:00; provided, that for purposes of calculating “First Lien Net Leverage Ratio”, “Total Net Leverage Ratio” or “Fixed Charge Coverage Ratio” in this clause (A), (i) all Revolving Credit Commitments, Additional Debt and Incremental Facilities in each case established on or prior to such date shall be assumed to be fully drawn for purposes of the calculation of “First Lien Net Leverage Ratio”, “Total Net Leverage Ratio” or “Fixed Charge Coverage Ratio”, (ii) the proceeds of such Indebtedness incurred under this clause are not included as unrestricted cash and Cash Equivalents in clause (i) of the definition of “First Lien Net Leverage Ratio”, “Total Net Leverage Ratio” or “Fixed Charge Coverage Ratio”; provided that to the extent the proceeds of such Indebtedness are to be used to prepay Indebtedness, the use of such proceeds for the prepayment of such Indebtedness may be calculated on a Pro Forma Basis; provided, further that the Required Debt Terms shall apply to all such Indebtedness incurred under this clause, mutatis mutandis, provided, further, that Restricted Subsidiaries that are not Guarantors may not incur Indebtedness under this Section 7.03(b)(v) if, after giving pro forma effect to such incurrence (including a pro forma application of the net proceeds therefrom), more than an aggregate of 25% of LTM EBITDA of Indebtedness of Restricted Subsidiaries that are not Guarantors would be outstanding pursuant to this Section 7.03(b)(v), together with any Non-Guarantor Indebtedness incurred pursuant to Section 7.03(a), at such time; (vi) Swap Obligations (excluding Swap Obligations entered into for speculative purposes); (vii) Indebtedness (i) represented by Capitalized Lease Obligations or Purchase Money Obligations, and any Refinancing Indebtedness in respect thereof, in an aggregate outstanding principal amount which, when taken together with the principal amount of all other Indebtedness incurred pursuant to this clause (vii) and then outstanding, does not exceed the greater of (x) $150,000,000 and (y) 40% of LTM EBITDA; (viii) Indebtedness in respect of (i) workers’ compensation claims, self-insurance obligations, insurance premiums, customer guarantees, performance, indemnity, surety, judgment, appeal, advance payment, customs, value added or other tax or other guarantees or other similar bonds, instruments or obligations and completion guarantees and warranties provided by the Borrower or a Restricted Subsidiary or relating to liabilities, obligations or guarantees incurred in the ordinary course of business or consistent with past practice, (ii) the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or consistent with past practice; provided, however, that such Indebtedness is extinguished within five Business Days of 121 US-DOCS\146702970.6149986608.7 incurrence; (iii) customer deposits and advance payments received in the ordinary course of business or consistent with past practice from customers for goods or services purchased in the ordinary course of business or consistent with past practice; (iv) letters of credit, bankers’ acceptances, guarantees or other similar instruments or obligations issued or relating to liabilities or obligations incurred in the ordinary course of business or consistent with past practice, (v) any customary treasury, depositary, cash management, automatic clearinghouse arrangements, overdraft protections, credit or debit card, purchase card, electronic funds transfer, cash pooling or netting or setting off arrangements or similar arrangements in the ordinary course of business or consistent with past practice, and (vi) Settlement Indebtedness; (ix) Indebtedness arising from agreements providing for guarantees, indemnification, obligations in respect of earn-outs or other adjustments of purchase price or, in each case, similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business or assets or Person or any Equity Interests of a Subsidiary (other than Guarantees of Indebtedness incurred by any Person acquiring or disposing of such business or assets or such Subsidiary for the purpose of financing such acquisition or disposition); provided that the maximum liability of the Borrower and its Restricted Subsidiaries in respect of all such Indebtedness in connection with a disposition shall at no time exceed the gross proceeds, including the fair market value of non-cash proceeds (measured at the time received and without giving effect to any subsequent changes in value), actually received by the Borrower and its Restricted Subsidiaries in connection with such disposition; (x) Indebtedness in an aggregate outstanding principal amount which, when taken together with the principal amount of all other Indebtedness incurred pursuant to this clause (x) and then outstanding, will not exceed 100.0% of the Net Cash Proceeds received by the Borrower from the issuance or sale (other than to a Restricted Subsidiary) of its Equity Interests or otherwise contributed to the equity (in each case, other than through the issuance of Disqualified Stock, Designated Preferred Stock or an Excluded Contribution) of the Borrower, in each case, subsequent to the Closing Date and any Refinancing Indebtedness in respect thereof; provided, however, that (i) any such Net Cash Proceeds that are so received or contributed shall not increase the amount available for making Restricted Payments to the extent the Borrower and the Restricted Subsidiaries incur Indebtedness in reliance thereon and (ii) any Net Cash Proceeds that are so received or contributed shall be excluded for purposes of incurring Indebtedness pursuant to this clause (x) to the extent such Net Cash Proceeds or cash have been applied to make Restricted Payments; (xi) Indebtedness of Non-Guarantors and any Refinancing Indebtedness in respect thereof that are in an aggregate amount not to exceed the greater of (a) $50,000,000 (b) 15% of LTM EBITDA at any time outstanding; (xii) Indebtedness consisting of promissory notes issued by the Borrower or any of its Subsidiaries to any current or former employee, director or consultant of the Borrower, any of its Subsidiaries or any Parent Entity (or permitted transferees, assigns, estates, or heirs of such employee, director or consultant), to finance the purchase or redemption of Equity Interest of the Borrower or any Parent Entity that is permitted by Section 7.06; (xiii) Indebtedness of the Borrower or any of its Restricted Subsidiaries consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply arrangements, in each case incurred in the ordinary course of business or consistent with past practice; (xiv) Indebtedness and any Refinancing Indebtedness in respect thereof in an aggregate outstanding principal amount which, when taken together with the principal amount of all other Indebtedness incurred pursuant to this clause (xiv) and then outstanding, will not exceed the greater of (a) $100,000,000 and (b) 30% of LTM EBITDA; 122 US-DOCS\146702970.6149986608.7

(xv) Indebtedness incurred pursuant to any Securitization Transactions or any Receivables Facility; (xvi) Indebtedness of the Borrower or any of its Restricted Subsidiaries arising pursuant to any Permitted Tax Restructuring; (xvii) Indebtedness of the seller of any business or assets permitted to be acquired by the Borrower or any Restricted Subsidiary under this Agreement; provided that the aggregate amount of Indebtedness incurred pursuant to this clause and then outstanding will not exceed the greater of (a) $75,000,000 and (b) 20% of LTM EBITDA; (xviii) any obligation, or guaranty of any obligation, of the Borrower or any Restricted Subsidiary to reimburse or indemnify a Person extending credit to customers of the Borrower or a Restricted Subsidiary incurred in the ordinary course of business or consistent with past practice for all or any portion of the amounts payable by such customers to the Person extending such credit; (xix) Indebtedness to a customer to finance the acquisition of any equipment necessary to perform services for such customer; provided that the terms of such Indebtedness are consistent with those entered into with respect to similar Indebtedness prior to the Closing Date; and (xx) obligations in respect of Disqualified Stock in an amount not to exceed the greater of (a) $25,000,000 and (b) 7.5% of LTM EBITDA outstanding at any time. (c) For purposes of determining compliance with, and the outstanding principal amount of any particular indebtedness incurred pursuant to and in compliance with, this Section 7.03: (i) in the event that all or any portion of any item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the first and second paragraphs of this covenant, the Borrower, in its sole discretion, shall classify, and may from time to time reclassify, such item of Indebtedness and only be required to include the amount and type of such Indebtedness in Section 7.03(a) or one of the clauses of Section 7.03(b); (ii) additionally, all or any portion of any item of Indebtedness may later be reclassified as having been incurred pursuant to any type of Indebtedness described in Section 7.03(a) or (b) so long as such Indebtedness is permitted to be incurred pursuant to such provision and any related Liens are permitted to be incurred at the time of reclassification; (iii) [reserved]; (iv) in the case of any Refinancing Indebtedness, such Indebtedness shall not include the aggregate amount of Indebtedness incurred to finance fees, underwriting discounts, accrued and unpaid interest, premiums (including, without limitation, tender premiums) and other costs and expenses (including, without limitation, original issue discount, upfront fees or similar fees) incurred in connection with such refinancing; (v) Guarantees of, or obligations in respect of letters of credit, bankers’ acceptances or other similar instruments relating to, or Liens securing, Indebtedness that is otherwise included in the determination of a particular amount of Indebtedness shall not be included; (vi) [reserved]; 123 US-DOCS\146702970.6149986608.7

(vii) the principal amount of any Disqualified Stock of the Borrower or a Restricted Subsidiary, or Preferred Stock of a Restricted Subsidiary, will be equal to the greater of the maximum mandatory redemption or repurchase price (not including, in either case, any redemption or repurchase premium) or the liquidation preference thereof; (viii) Indebtedness permitted by this covenant need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this covenant permitting such Indebtedness; (ix) [reserved]; (x) in the event that the Borrower or a Restricted Subsidiary (x) incurs Indebtedness to finance an acquisition or (y) assumes Indebtedness of Persons that are acquired by the Borrower or any Restricted Subsidiary or merged into the Borrower or a Restricted Subsidiary in accordance with the terms of this Agreement, the date of determination of the Fixed Charge Coverage Ratio, the First Lien Net Leverage Ratio or the Total Net Leverage Ratio, as applicable, shall, at the option of the Borrower, be the date that a definitive agreement for such acquisition is entered into and the Fixed Charge Coverage Ratio, the First Lien Net Leverage Ratio or the Total Net Leverage Ratio, as applicable, shall be calculated giving pro forma effect to such acquisition and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) consistent with the definition of the Fixed Charge Coverage Ratio, the First Lien Net Leverage Ratio or the Total Net Leverage Ratio, as applicable, and, for the avoidance of doubt, (A) if any such ratios are exceeded as a result of fluctuations in such ratio (including due to fluctuations in the Consolidated EBITDA of the Borrower or the target company) at or prior to the consummation of the relevant acquisition, such ratios will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether such acquisition and any related transactions are permitted hereunder and (B) such ratios shall not be tested at the time of consummation of such acquisition or related transactions; provided, further, that if the Borrower elects to have such determinations occur at the time of entry into such definitive agreement, (i) any such transaction shall be deemed to have occurred on the date the definitive agreement is entered into and to be outstanding thereafter for purposes of calculating any ratios under this Agreement after the date of such agreement and before the earlier of the date of consummation of such acquisition or the date such agreement is terminated or expires without consummation of such acquisition and (ii) to the extent any covenant baskets were utilized in satisfying any covenants, such baskets shall be deemed utilized until the earlier of the date of consummation of such acquisition or the date such agreement is terminated or expires without consummation of such acquisition, but any calculation of Consolidated EBITDA for purposes of other incurrences of Indebtedness or Liens or making of Restricted Payments (not related to such acquisition) shall not reflect such acquisition until it has been consummated; (xi) notwithstanding anything in this covenant to the contrary, in the case of any Indebtedness incurred to refinance Indebtedness initially incurred in reliance on a clause of the second paragraph of this covenant measured by reference to a percentage of Consolidated EBITDA at the time of incurrence, if such refinancing would cause the percentage of Consolidated EBITDA restriction to be exceeded if calculated based on the percentage of Consolidated EBITDA on the date of such refinancing, such percentage of Consolidated EBITDA restriction shall not be deemed to be exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced, plus premiums (including tender premiums), defeasance, costs and fees in connection with such refinancing; and (xii) the amount of Indebtedness issued at a price that is less than the principal amount thereof will be equal to the amount of the liability in respect thereof determined on the basis of GAAP. Accrual of interest, accrual of dividends, the accretion of accreted value, the accretion or amortization of original issue discount, the payment of interest in the form of additional Indebtedness, the payment of dividends in 124 US-DOCS\146702970.6149986608.7 the form of additional shares of Preferred Stock or Disqualified Stock or the reclassification of commitments or obligations not treated as Indebtedness due to a change in GAAP, will not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.03. If at any time an Unrestricted Subsidiary becomes a Restricted Subsidiary, any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Borrower as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under this Section 7.03, the Borrower, shall be in default of this Section 7.03). For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided, that if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable U.S. dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (a) the principal amount of such Indebtedness being refinanced plus (b) the aggregate amount of fees, underwriting discounts, accrued and unpaid interest, premiums (including, without limitation, tender premiums) and other costs and expenses (including, without limitation, original issue discount, upfront fees or similar fees) incurred in connection with such refinancing. Notwithstanding any other provision of this Section 7.03, the maximum amount of Indebtedness that the Borrower or a Restricted Subsidiary may incur pursuant to this Section 7.03 shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rate of currencies. The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such Refinancing Indebtedness is denominated that is in effect on the date of such refinancing. Notwithstanding any provision herein to the contrary, the MFN Adjustment shall apply to any U.S. dollar-denominated term loans that are permitted to be secured on a pari passu basis with the Term Loans and incurred pursuant to this Section 7.03. 7.04 Fundamental Changes. Merge into, divide, consolidate or amalgamate with, any other Person, or permit any other Person to merge into or consolidate with it, or dispose of (whether in one transaction or in a series of transactions) all or substantially all of its property, assets or business (whether now owned or hereafter acquired) except if at the time thereof and immediately after giving effect thereto no Event of Default has occurred and is continuing or would result therefrom: (a) the merger, consolidation or amalgamation of any Restricted Subsidiary into (or with) the Borrower in a transaction in which the Borrower is the survivor; (b) the merger, consolidation or amalgamation of any Restricted Subsidiary into or with any other Loan Party in a transaction in which the surviving or resulting entity is a Loan Party; and, in the case of each of the foregoing clauses (a) and (b), no Person other than the Borrower or another Loan Party receives any consideration; (c) (i) the merger, consolidation or amalgamation of any Restricted Subsidiary that is not a Loan Party into or with any other Restricted Subsidiary that is not a Loan Party or (ii) the disposition from any Restricted Subsidiary that is not a Loan Party of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding-up or otherwise) to any other Restricted Subsidiary that is not a Loan Party; (d) any transfer of inventory among the Borrower and its Restricted Subsidiaries or between Restricted Subsidiaries and any other transfer of property or assets among the Borrower and its 125 US-DOCS\146702970.6149986608.7

Restricted Subsidiaries or between Restricted Subsidiaries, in each case, in the ordinary course of business; (e) the liquidation or dissolution or change in form of entity of any Restricted Subsidiary of the Borrower if a Responsible Officer of the Borrower determines in good faith that such liquidation, dissolution or change in form is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; or (f) the merger, consolidation or amalgamation of any Restricted Subsidiary with or into any other Person in order to effect a Permitted Investment so long as the continuing or surviving Person will be a Loan Party if the merging, consolidating or amalgamating Subsidiary was a Loan Party and which, together with each of its Subsidiaries (that are not Excluded Subsidiaries), shall have complied with the requirements of Section 6.12; 7.05 Asset Dispositions. (a) Make any Asset Disposition unless: (i) Borrower or such Restricted Subsidiary, as the case may be, receives consideration (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise) at least equal to the fair market value (such fair market value to be determined on the date of contractually agreeing to such Asset Disposition), as determined in good faith by the Borrower, of the shares and assets subject to such Asset Disposition; (ii) in any such Asset Disposition, or series of related Asset Dispositions, at least 75.0% of the consideration from such Asset Disposition, together with all other Asset Dispositions since the Closing Date (on a cumulative basis) (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise), received by the Borrower or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents; and (iii) No Event of Default is continuing or would result therefrom. (b) [reserved]; (c) [reserved]; (d) [reserved]; (e) For the purposes of Section 7.05(a)(ii) hereof, the following will be deemed to be cash: (i) the assumption by the transferee of Indebtedness or other liabilities contingent or otherwise of the Borrower or a Restricted Subsidiary (other than Subordinated Indebtedness of the Borrower or a Guarantor) and the release of the Borrower or such Restricted Subsidiary from all liability on such Indebtedness or other liability in connection with such Asset Disposition; (ii) securities, notes or other obligations received by the Borrower or any Restricted Subsidiary of the Borrower from the transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents within 180 days following the closing of such Asset Disposition; (iii) Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Disposition, to the extent that the Borrower and each other Restricted Subsidiary are released from any Guarantee of payment of such Indebtedness in connection with such Asset Disposition; 126 US-DOCS\146702970.6149986608.7

(iv) consideration consisting of Indebtedness of the Borrower (other than Junior Indebtedness) received after the Closing Date from Persons who are not the Borrower or any Restricted Subsidiary; and (v) any Designated Non-Cash Consideration received by the Borrower or any Restricted Subsidiary in such Asset Dispositions having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this covenant that is at that time outstanding, not to exceed the greater of (a) $75,000,000 and 20% of LTM EBITDA (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value). 7.06 Restricted Payments. (a) The Borrower shall not, and shall not permit any of its Restricted Subsidiaries, directly or indirectly, to: (i) declare or pay any dividend or make any distribution on or in respect of the Borrower’s or any Restricted Subsidiary’s Equity Interests (including, without limitation, any such payment in connection with any merger or consolidation involving the Borrower or any of its Restricted Subsidiaries) except: (A) dividends or distributions payable in Equity Interests of the Borrower (other than Disqualified Stock) or in options, warrants or other rights to purchase such Equity Interests of the Borrower; or (B) dividends or distributions payable to the Borrower or a Restricted Subsidiary (and, in the case of the Borrower or any such Restricted Subsidiary making such dividend or distribution, to holders of its Equity Interests other than the Borrower or another Restricted Subsidiary on no more than a pro rata basis); (ii) purchase, repurchase, redeem, retire or otherwise acquire or retire for value any Equity Interests of the Borrower or any Parent Entity held by Persons other than the Borrower or a Restricted Subsidiary; (iii) purchase, repurchase, redeem, defease or otherwise acquire or retire for value or make any cash payment or other distribution in cash or property in respect of, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness incurred under Section 7.03(a)(ii), Section 7.03(a)(iii), clause (y) to the proviso of Section 7.03(b)(v) or clause (z) to the proviso of Section 7.03(b)(v); or (iv) make any Restricted Investment; (b) (any such dividend, distribution, purchase, redemption, repurchase, defeasance, other acquisition, retirement or Restricted Investment referred to in clauses (i) through (iv) are referred to herein as a “Restricted Payment”). The foregoing provisions of Section 7.06(a) will not prohibit any of the following (collectively, “Permitted Payments”), provided that in each such case, no Event of Default has occurred and is continuing (or would result from the making of such Permitted Payment): (i) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement or the redemption, repurchase or retirement of Indebtedness if, at the date of any redemption 127 US-DOCS\146702970.6149986608.7 notice, such payment would have complied with the provisions of this Agreement as if it were and is deemed at such time to be a Restricted Payment at the time of such notice; (ii) (a) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Equity Interests (“Treasury Capital Stock”) or Junior Indebtedness made by exchange (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares) for, or out of the proceeds of the substantially concurrent sale of, Equity Interests of the Borrower (other than Disqualified Stock or Designated Preferred Stock) (“Refunding Capital Stock”) or a substantially concurrent contribution to the equity (other than through the issuance of Disqualified Stock or Designated Preferred Stock or through an Excluded Contribution) of the Borrower; provided, however, that to the extent so applied, the Net Cash Proceeds, or fair market value of property or assets or of marketable securities, from such sale of Equity Interests or such contribution will be excluded from Section 7.06(a)(iii) and (b) if immediately prior to the retirement of Treasury Capital Stock, the declaration and payment of dividends thereon was permitted under Section 7.06(b)(xiii), the declaration and payment of dividends on the Refunding Capital Stock (other than Refunding Capital Stock the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interests of a Parent Entity) in an aggregate amount per year no greater than the aggregate amount of dividends per annum that were declarable and payable on such Treasury Capital Stock immediately prior to such retirement; (iii) any Permitted Junior Debt Payments and any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Junior Indebtedness made by exchange for, or out of the proceeds of the substantially concurrent sale of, Refinancing Indebtedness permitted to be incurred pursuant to Section 7.03; (iv) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Preferred Stock of the Borrower or a Restricted Subsidiary made by exchange for or out of the proceeds of the substantially concurrent sale of Preferred Stock of the Borrower or a Restricted Subsidiary, as the case may be, that, in each case, is permitted to be incurred pursuant to Section 7.03; (v) [reserved]; (vi) a Restricted Payment to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests (other than Disqualified Stock) of the Borrower or of any Parent Entity held by any future, present or former employee, director or consultant of the Borrower, any of its Subsidiaries or of any Parent Entity (or permitted transferees, assigns, estates, trusts or heirs of such employee, director or consultant) either pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or upon the termination of such employee, director or consultant’s employment or directorship; provided, however, that the aggregate Restricted Payments made under this clause (6) do not exceed the greater of (a) $15,000,000 and (b) 5% of LTM EBITDA in any calendar year (with unused amounts in any calendar year being carried over to succeeding calendar years); provided further that such amount in any calendar year may be increased by an amount not to exceed: (A) the cash proceeds from the sale of Equity Interests (other than Disqualified Stock or Designated Preferred Stock) of the Borrower and, to the extent contributed to the capital of the Borrower (other than through the issuance of Disqualified Stock or Designated Preferred Stock or an Excluded Contribution), Equity Interests of any Parent Entity, in each case to members of management, directors or consultants of the Borrower, any of its Subsidiaries or any Parent Entity that occurred after the Closing Date, to the extent the cash proceeds from the sale of such Equity Interests have not otherwise been applied to the payment of Restricted Payments by virtue of Section 7.06(a)(iii); plus 128 US-DOCS\146702970.6149986608.7

(B) the cash proceeds of key man life insurance policies received by the Borrower and its Restricted Subsidiaries after the Closing Date; less (C) the amount of any Restricted Payments made in previous calendar years pursuant to clauses (A) and (B) of this clause (vi); and provided further that cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from any future, present or former members of management, directors, employees or consultants of the Borrower or Restricted Subsidiaries or any Parent Entity in connection with a repurchase of Equity Interests of the Borrower or any Parent Entity will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of this Agreement; (vii) the declaration and payment of dividends on Disqualified Stock, or Preferred Stock of a Restricted Subsidiary, incurred in accordance with Section 7.03; (viii) purchases, repurchases, redemptions, defeasances or other acquisitions or retirements of Equity Interests deemed to occur upon the exercise of stock options, warrants or other rights in respect thereof if such Equity Interests represents a portion of the exercise price thereof; (ix) dividends, loans, advances or distributions to any Parent Entity or other payments by the Borrower or any Restricted Subsidiary in amounts equal to the aggregate of (without duplication): (A) the amounts required for any Parent Entity to pay any Parent Entity Expenses or any Related Taxes; and (B) amounts constituting or to be used for purposes of making payments to the extent specified in Sections 7.08(b)(ii), (iii), (v) and (xi); and (C) up to $25,000,000 per calendar year; (x) the declaration and payment by the Borrower of dividends on the common stock or common equity interests of the Borrower or any Parent Entity (and any equivalent declaration and payment of a distribution of any security exchangeable for such common stock or common equity interests to the extent required by the terms of any such exchangeable securities) following a public offering of such common stock or common equity interests (or such exchangeable securities, as applicable), in an amount in any fiscal year not to exceed 6.0% of the proceeds received by or contributed to the Borrower in or from any such public offering; (xi) payments by the Borrower, or loans, advances, dividends or distributions to any Parent Entity to make payments, to holders of Equity Interests of the Borrower or any Parent Entity in lieu of the issuance of fractional shares of such Equity Interests; provided, however, that any such payment, loan, advance, dividend or distribution shall not be for the purpose of evading any limitation of this covenant or otherwise to facilitate any dividend or other return of capital to the holders of such Equity Interests (as determined in good faith by the Board of Directors); (xii) Restricted Payments that are made with Excluded Contributions; (xiii) (A) the declaration and payment of dividends on Designated Preferred Stock of the Borrower issued after the Closing Date; (B) the declaration and payment of dividends to a Parent Entity in an amount sufficient to allow the Parent Entity to pay dividends to holders of its Designated Preferred Stock issued after the Closing Date; and (C) the declaration and payment of dividends on Refunding Capital Stock that is Preferred Stock; provided, however, that, in the case of clause (B), the amount of all dividends 129 US-DOCS\146702970.6149986608.7 declared or paid to a Person pursuant to this clause shall not exceed the cash proceeds received by the Borrower or the aggregate amount contributed in cash to the equity of the Borrower (other than through the issuance of Disqualified Stock or an Excluded Contribution of the Borrower ), from the issuance or sale of such Designated Preferred Stock; provided further, in the case of clauses (A) and (C), that for the most recently ended four fiscal quarters for which internal financial statements are available immediately preceding the date of issuance of such Designated Preferred Stock or declaration of such dividends on such Refunding Capital Stock, after giving effect to such payment on a Pro Forma Basis the Borrower would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 7.03(a); (xiv) dividends or other distributions of Equity Interests of, or Indebtedness owed to the Borrower or a Restricted Subsidiary by, Unrestricted Subsidiaries (unless the Unrestricted Subsidiary’s principal asset is cash or Cash Equivalents); (xv) distributions or payments of Securitization Fees, sales contributions and other transfers of Securitization Assets or Receivables Assets and purchases of Securitization Assets or Receivables Assets pursuant to a Securitization Repurchase Obligation, in each case in connection with a Securitization Transaction or Receivables Facility; (xvi) (A) Restricted Payments (including loans or advances) in an aggregate amount outstanding at the time made not to exceed (when taken together with the aggregate amount of Investments made pursuant to clause 20 of the definition of “Permitted Investments”) the greater of (1) $75,000,000 and (2) 20% LTM EBITDA, and (B) additional Restricted Payments, so long as after giving effect thereto the Total Net Leverage Ratio shall be equal to or less than 1.00 to 1.00 on a Pro Forma Basis; (xvii) mandatory redemptions of Disqualified Stock issued as a Restricted Payment or as consideration for a Permitted Investment; (xviii) Restricted Payment in an aggregate amount not to exceed the Available Amount, if at the time the Borrower or such Restricted Subsidiary makes such Restricted Payment: (A) no Event of Default shall have occurred and be continuing (or would immediately thereafter result therefrom); and (B) the Total Net Leverage Ratio immediately after giving effect, on a Pro Forma Basis, to such Restricted Payment would be equal to or less than 2.25 to 1.00; and (xix) any “AHYDO” catch-up payment to the extent necessary to avoid the application of Section 163(e)(5) of the Code thereto. For purposes of determining compliance with this Section 7.06, in the event that a Restricted Payment (or portion thereof) meets the criteria of more than one of the categories of Permitted Payments described in Sections 7.06(b)(i) through (xvii), or is permitted pursuant to this Section 7.06(a) and/or one or more of the clauses contained in the definition of “Permitted Investments”, the Borrower will be entitled to classify such Restricted Payment or Investment (or portion thereof) on the date of its payment or later reclassify (based on circumstances existing on the date of such reclassification) such Restricted Payment or Investment (or portion thereof) in any manner that complies with this Section 7.06. The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of such Restricted Payment of the asset(s) or securities proposed to be paid, transferred or issued by the Borrower or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment. The fair market value of any cash Restricted Payment shall be its face amount, and the fair market value of any non-cash Restricted Payment, property or assets other than cash shall be determined conclusively by the Borrower acting reasonably in good faith. 130 US-DOCS\146702970.6149986608.7

7.07 Change in Nature of Business. Other than the business of insuring certain business risks of the Borrower and its Subsidiaries and Permitted Insureds to be conducted by CIS, engage in any business or business activity other than lines of business conducted by the Borrower and its Restricted Subsidiaries on the Closing Date or any business substantially related or incidental thereto. 7.08 Transactions with Affiliates. (a) Enter into or conduct any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower (an “Affiliate Transaction”) involving aggregate value in excess of $10,000,000, unless the terms of such Affiliate Transaction taken as a whole are not materially less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than those that could be obtained in a comparable transaction at the time of such transaction or the execution of the agreement providing for such transaction in arm’s length dealings with a Person who is not such an Affiliate. (b) The provisions of Section 7.08(a) above shall not apply to: (i) any Restricted Payment permitted to be made pursuant to Section 7.06 or any Permitted Investment; (ii) any issuance or sale of Equity Interests, options, other equity-related interests or other securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, or entering into, or maintenance of, any employment, consulting, collective bargaining or benefit plan, program, agreement or arrangement, related trust or other similar agreement and other compensation arrangements, options, warrants or other rights to purchase Equity Interests of the Borrower, any Restricted Subsidiary or any Parent Entity, restricted stock plans, long-term incentive plans, stock appreciation rights plans, participation plans or similar employee benefits or consultants’ plans (including valuation, health, insurance, deferred compensation, severance, retirement, savings or similar plans, programs or arrangements) or indemnities provided on behalf of officers, employees, directors or consultants approved by the Board of Directors of the Borrower, in each case in the ordinary course of business or consistent with past practice; (iii) any Management Advances and any waiver or transaction with respect thereto; (iv) (a) any transaction between or among the Borrower and any Restricted Subsidiary (or entity that becomes a Restricted Subsidiary as a result of such transaction), or between or among Restricted Subsidiaries and (b) any merger, amalgamation or consolidation with any Parent Entity, provided that such Parent Entity shall have no material liabilities and no material assets other than cash, Cash Equivalents and the Equity Interests of the Borrower and such merger, amalgamation or consolidation is otherwise consummated in compliance with this Agreement; (v) the payment of compensation, fees and reimbursement of expenses to, and customary indemnities (including under customary insurance policies) and employee benefit and pension expenses provided on behalf of, directors, officers, consultants or employees of the Borrower, any Parent Entity or any Restricted Subsidiary (whether directly or indirectly and including through any Controlled Investment Affiliate of such directors, officers or employees); (vi) the entry into and performance of obligations of the Borrower or any of its Restricted Subsidiaries under the terms of any transaction arising out of, and any payments pursuant to or for purposes of funding, any agreement or instrument in effect as of or on the Closing Date, as these agreements and instruments may be amended, modified, supplemented, extended, renewed or refinanced from time to time in accordance with the other terms of this covenant or to the extent not more disadvantageous to the Lenders in any material respect; 131 US-DOCS\146702970.6149986608.7

(vii) any customary transaction with a Securitization Subsidiary effected as part of a Securitization Transaction or Receivables Facility and any disposition of Securitization Assets or related assets in connection with any Securitization Transaction and any repurchase of Securitization Assets pursuant to a Securitization Repurchase Obligation; (viii) transactions with customers, clients, joint venture partners, suppliers or purchasers or sellers of goods or services, in each case in the ordinary course of business or consistent with past practice, which are fair to the Borrower or the relevant Restricted Subsidiary in the reasonable determination of the Board of Directors or the senior management of the Borrower or the relevant Restricted Subsidiary, or are on terms no less favorable than those that could reasonably have been obtained at such time from an unaffiliated party; (ix) any transaction between or among the Borrower or any Restricted Subsidiary and any Person that is an Affiliate of the Borrower or similar entity solely because the Borrower or a Restricted Subsidiary or any Affiliate of the Borrower or a Restricted Subsidiary or any Affiliate of any Permitted Holder owns an equity interest in or otherwise controls such Affiliate or similar entity; (x) issuances or sales of Equity Interests (other than Disqualified Stock or Designated Preferred Stock) of the Borrower or options, warrants or other rights to acquire such Equity Interests and the granting of registration and other customary rights in connection therewith or any contribution to capital of the Borrower or any Restricted Subsidiary; (xi) payment to any Permitted Holder of all out of pocket expenses incurred by such Permitted Holder in connection with its direct or indirect investment in the Borrower and its Subsidiaries; (xii) the Transactions and the payment of all costs and expenses (including all legal, accounting and other professional fees and expenses) related to the Transactions; (xiii) transactions in which the Borrower or any Restricted Subsidiary, as the case may be, delivers to the Administrative Agent a letter from an independent financial advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of Section 7.08(a); (xiv) the existence of, or the performance by the Borrower or any Restricted Subsidiary of its obligations under the terms of, any equityholders agreement (including any registration rights agreement or purchase agreements related thereto) to which it is party as of the Closing Date and any similar agreement that it may enter into thereafter; provided, however, that the existence of, or the performance by the Borrower or any Restricted Subsidiary of its obligations under any future amendment to the equityholders’ agreement or under any similar agreement entered into after the Closing Date will only be permitted under this clause (xv) to the extent that the terms of any such amendment or new agreement are not otherwise disadvantageous to the Lenders in any material respect; (xv) any purchases by the Borrower’s Affiliates of Indebtedness or Disqualified Stock of the Borrower or any of the Restricted Subsidiaries, the majority of which Indebtedness or Disqualified Stock is purchased by Persons who are not the Borrower’s Affiliates; provided that such purchases by the Borrower’s Affiliates are on the same terms as such purchases by such Persons who are not the Borrower ’s Affiliates; (xvi) (i) investments by Affiliates in securities of the Borrower or any of its Restricted Subsidiaries (and payment of reasonable out-of-pocket expenses incurred by such Affiliates in connection therewith) so long as the investment is being offered by the Borrower or such Restricted Subsidiary generally to other non-affiliated third party investors on the same or more favorable terms and (ii) payments 132 US-DOCS\146702970.6149986608.7 to Affiliates in respect of securities of the Borrower or any of its Restricted Subsidiaries contemplated in the foregoing subclause (i) or that were acquired from Persons other than the Borrower and its Restricted Subsidiaries, in each case, in accordance with the terms of such securities; (xvii) payments by the Borrower, any Parent Entity or any Restricted Subsidiary pursuant to any tax sharing agreement or similar contract or agreement in respect of Related Taxes entered into by or among the Borrower, any Parent Entity, and/or any Restricted Subsidiary on customary terms to the extent attributable to the ownership or operation of the Borrower and its Subsidiaries; (xviii) payments, Indebtedness and Disqualified Stock (and cancellation of any thereof) of the Borrower and its Restricted Subsidiaries and Preferred Stock (and cancellation of any thereof) of any Restricted Subsidiary to any future, current or former employee, director, officer, manager or consultant (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement; and any employment agreements, stock option plans and other compensatory arrangements (and any successor plans thereto) and any supplemental executive retirement benefit plans or arrangements with any such employees, directors, officers, managers or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members) that are, in each case, approved by the board of directors of the Borrower in good faith; (xix) employment and severance arrangements between the Borrower or its Restricted Subsidiaries and their respective offers and employees in the ordinary course of business or entered into in connection with the Transactions; (xx) any transition services arrangement, supply arrangement or similar arrangement entered into in connection with or in contemplation of the disposition of assets or Equity Interests in any Restricted Subsidiary permitted under Section 7.05 or entered into with any Business Successor, in each case, that the Borrower determines in good faith is either fair to the Borrower or otherwise on customary terms for such type of arrangements in connection with similar transactions; (xxi) transactions entered into by an Unrestricted Subsidiary with an Affiliate that is not a Loan Party prior to the day such Unrestricted Subsidiary is re-designated as a Restricted Subsidiary as permitted under Section 6.15; and (xxii) any Permitted Tax Restructuring. 7.09 [Reserved]. 7.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, in each case, in violation of applicable Laws. In addition, no Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, request any Credit Extension, and will ensure that their respective directors, officers, employees and agents shall not use, the proceeds of any Credit Extension (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. 7.11 Financial Covenant. 133 US-DOCS\146702970.6149986608.7

134 US-DOCS\146702970.6149986608.7 Fiscal Quarter Ending: First Lien Net Leverage Ratio March 31, 2022 to and including June 30, 2022 First Lien Net Leverage Ratio December 31, 2022 2.25 to 1.00 3.50 to 1.00 (a) Subject to clause (b) below, solely with respect to the Revolving Credit Facility, the Borrower will not permit the First Lien Net Leverage Ratio, calculated as of the last day of the most recent fiscal quarter of the Borrower for which financial statements were required to have been furnished to the Administrative Agent pursuant to Sections 6.01(a) or (b) (beginning with the fiscal quarter ending September 30, 2020), to exceed the ratio set forth below opposite the last day of such fiscal quarter: March 31, 2023 3.75 to 1.00 September 30, 2022 to and including March 31, 2023 June 30, 2023 2.75 to 1.00 3.00 to 1.00 September 30, 2020 to and including December 31, 2021 September 30, 2023 2.50 to 1.00 June 30, 2023 and thereafter 2.75 to 1.00 December 31, 2023 and thereafter 2.25 to 1.00 2.25 to 1.00 Fiscal Quarter Ending: (c) Each Revolving Credit Lender party to the Second Amendment hereby agrees that any amendment, modification or waiver of (I) the definition of “Covenant Relief Conditions” or “Covenant Relief Period”, (II) the last proviso to clause (1)(c) of the definition of “Consolidated EBITDA” (when used for the (b) Notwithstanding the foregoing, during the Covenant Relief Period, so long as no Event of Default has occurred or is continuing pursuant to Section 8.01(b) (solely in respect of a failure to comply with Section 6.20 (after giving effect to the applicable grace period, if any)), the Borrower will not permit the First Lien Net Leverage Ratio, calculated as of the last day of the most recent fiscal quarter of the Borrower for which financial statements were required to have been furnished to the Administrative Agent pursuant to Sections 6.01(a) or (b), to exceed the ratio set forth below opposite the last day of such fiscal quarter:

purposes specified in that proviso only), or (III) Section 6.20, shall only require the consent of the Required Revolving Lenders. (d) The Borrower and the other Loan Parties shall not subordinate (i) the Obligations in respect of the Revolving Credit Facility or (ii) the Liens granted on the Collateral under the Collateral Documents securing the Obligations in respect of the Revolving Credit Facility, in each case, to any other Indebtedness or Lien (including without limitation any Indebtedness or Lien issued under this Agreement or any other agreement), as the case may be without the written consent of each Revolving Credit Lender. If any Loan Party takes any action that would be in violation of this Section 7.11(d), then an Event of Default shall be deemed to automatically occur under this Section 7.11. For the avoidance of doubt, (x) this clause (d) shall not modify the rights of Secured Parties (other than the Revolving Credit Lenders) to subordinate (or otherwise consent to the subordination of) their Obligations or, to the extent such Lien secures the Obligations of such Secured Parties (other than the Revolving Credit Lenders), the Lien securing such Obligations and (y) the consent of each Revolving Credit Lender shall be in addition to any consents required pursuant to Section 11.01. 7.12 Negative Pledge. Enter into any Contractual Obligation pursuant to which a Loan Party pledges, grants a security interest in or grants a Lien on, in each case, the Equity Interests of a Joint Venture owned by such Loan Party to secure Indebtedness owed by such Loan Party. 7.13 Amendments to Junior Indebtedness. Amend or modify, or permit the amendment or modification of, any provision of, any Junior Indebtedness incurred under Section 7.03(a)(ii), Section 7.03(a)(iii), clause (y) to the proviso of Section 7.03(b)(v) or clause (z) to the proviso of Section 7.03(b)(v), if such Junior Indebtedness would not qualify as Refinancing Indebtedness after giving effect to such amendment or modification. ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an Event of Default: (a) Non-Payment. The Borrower or any other Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) pay within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee or other amount due hereunder, or (iii) pay within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. (i) The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), 6.05(a) (solely with respect to the existence of the Borrower in its jurisdiction of incorporation), 6.11, 6.20 (solely with respect to the Revolving Credit Facility) and (solely with respect to clause (2) of the definition of Covenant Relief Condition, such failure continues for five (5) Business Days following a Default in compliance with Section 6.20) or Article VII; provided that an Event of Default under Section 7.11 shall not constitute an Event of Default for purposes of any Term Loan unless and until the Administrative Agent (with the consent, or at the request, of the Required Revolving Lenders) has actually terminated the Revolving Credit Commitments and declared all outstanding Revolving Credit Loans to be immediately due and payable in accordance with this Agreement and such declaration has not been rescinded on or before such date or (ii) any of the Guarantors fails to perform or observe any term, covenant or agreement contained in Article X; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for ten days following receipt of written notice from the Administrative Agent or any Lender; or 135 US-DOCS\146702970.6149986608.7

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or (e) Cross-Default. (i) The Borrower or any Restricted Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder, Indebtedness under Swap Contracts and Indebtedness consisting of trade payables) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $50,000,000, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, in each case, beyond any applicable cure period, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (including, without limitation, any holder or holders of Convertible Notes, 2017 Senior Notes or any other applicable Junior Indebtedness) or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Restricted Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Restricted Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Borrower or such Restricted Subsidiary as a result thereof is greater than $20,000,000. Notwithstanding the foregoing, (X) any repurchase (including the payment of any premium) required under the 2017 Indenture, in whole or in part, of the 2017 Senior Notes other than as a result of a Default or Event of Default under, and as defined in, the 2017 Indenture shall not constitute an Event of Default under this Agreement and (Y) any event or circumstance (including, without limitation, the passage of time) that results in the Convertible Notes being converted into Equity Interests of the Borrower pursuant to the terms of the Convertible Notes Indenture (other than as a result of a Default or Event of Default thereunder) shall not constitute a default under this Section 8.01(e); or (f) Insolvency Proceedings, Etc. Any Loan Party or any Restricted Subsidiary (other than an Insignificant Subsidiary) thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Restricted Subsidiary (other than an Insignificant Subsidiary) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due or (ii) any writ or warrant of attachment or execution or similar process involving in the aggregate at any time any amount in excess of $50,000,000 is issued or levied against all or any material part of the property of any Loan Party or any Restricted Subsidiary and is not released, vacated or fully bonded within 30 days after its issue or levy; or 136 US-DOCS\146702970.6149986608.7

(h) Judgments. There is entered against any Loan Party or any Restricted Subsidiary (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding $50,000,000 (to the extent not covered by insurance as to which the insurer has been notified of the claim and does not dispute coverage), or (ii) any one or more non-monetary final judgments that have individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect or such judgment has not been released, vacated or satisfied; or (i) ERISA. The occurrence of any ERISA Event that, individually or together with all other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect; or (j) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any material provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any material provision of any Loan Document, or purports to revoke, terminate or rescind any material provision of any Loan Document; or (k) Change of Control. There occurs any Change of Control. 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and (d) exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States (or similar order under any other Debtor Relief Laws), the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of 137 US-DOCS\146702970.6149986608.7 the Obligations shall, subject to the provisions of Sections 2.15 and 2.16, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the L/C Issuer, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.03 and 2.15; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. Notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party. Subject to Sections 2.03(c) and 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to the Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself and its Affiliates as if a “Lender” party hereto. ARTICLE IX. ADMINISTRATIVE AGENT 9.01 Appointment and Authority. (a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints BMO Harris Bank N.A. to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the 138 US-DOCS\146702970.6149986608.7

Administrative Agent, the Lenders and the L/C Issuer, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a Hedge Bank and a Cash Management Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article XI (including Section 11.04(c)), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents, as if set forth in full herein with respect thereto. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 9.03 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties in respect of any other party hereto, regardless of whether a Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that (x) the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law, and (y) the Administrative Agent shall be permitted to request that the Required Lenders instruct the Administrative Agent in a letter of instruction signed by the Required Lenders and shall be protected in refraining to act without such direction (which direction may, at the request of the Administrative Agent, include customary indemnification of the Administrative Agent acceptable to it); and 139 US-DOCS\146702970.6149986608.7

(iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by a final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or the L/C Issuer (which notice shall expressly specify this as is a notice of default and specify the facts giving rise to such default). (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 140 US-DOCS\146702970.6149986608.7

9.06 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (a) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (c) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (b) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. (c) Any resignation or removal by BMO Harris Bank N.A. as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. If BMO Harris Bank N.A. resigns as an L/C Issuer in connection with its resignation or removal as Administrative Agent pursuant to this Section, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If BMO Harris Bank N.A. resigns as Swing Line Lender in connection with its resignation or removal as Administrative Agent pursuant to this Section, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans 141 US-DOCS\146702970.6149986608.7

pursuant to Section 2.04(c). Upon the appointment by the Borrower of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to BMO Harris Bank N.A. to effectively assume the obligations of BMO Harris Bank N.A. with respect to such Letters of Credit. 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Each of the Lenders acknowledges and agrees that outside legal counsel to the Administrative Agent (in its capacity as such) in connection with the preparation, negotiation, execution, delivery and administration (including any amendments, waivers and consents) of this Agreement and the other Loan Documents is acting solely as counsel to the Administrative Agent and is not acting as counsel to any Lender (other than the Administrative Agent and its Affiliates) in connection with this Agreement, the other Loan Documents or any of the transactions contemplated hereby or thereby. 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Joint Bookrunners or Joint Lead Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder. 9.09 Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations arising under the Loan Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 11.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or 142 US-DOCS\146702970.6149986608.7 composition affecting the Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer or in any such proceeding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles; provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (j) of Section 11.01 of this Agreement, and (iii) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. 9.10 Collateral and Guaranty Matters. Without limiting the provision of Section 9.09, the Lenders (including in its capacities as a Cash Management Bank and a Hedge Bank) and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion: (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements not then due) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made), (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document to a Person that is not a Loan Party or any Involuntary Disposition or in connection with the designation of any Restricted Subsidiary as an Unrestricted Subsidiary, (iii) that constitutes Excluded Property, or (iv) if approved, authorized or ratified in writing in accordance with Section 11.01; (b) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Wholly Owned Subsidiary that is a Domestic Subsidiary as a result of a transaction permitted under the Loan Documents; and (c) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01. 143 US-DOCS\146702970.6149986608.7

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. Each party hereto agrees that notwithstanding any other provision of this Agreement to the contrary, no release of a Guarantor shall be required pursuant to it ceasing to be a wholly-owned Subsidiary unless either (i) it is the result of a bona fide sale of equity interests to an un-Affiliated third party or (ii) in the case of any other sale or investment of equity interests that results in the release of such Guarantor due to such Guarantor ceasing to be a wholly-owned subsidiary, the investment of the fair market value of the balance of the equity interests would have been otherwise permitted as an Investment in a non-Guarantor. 9.11 Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein or any Collateral Document, no Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, the Guaranty or any Collateral by virtue of the provisions hereof or of the Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender (and not in any other capacity) and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. ARTICLE X. GUARANTY 10.01 The Guaranty. Each of the Guarantors hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, now or hereafter owing to the Secured Parties, and whether arising hereunder or under any other Loan Document, any Secured Cash Management Agreement or any Secured Hedge Agreement (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Secured Parties in connection with the collection or enforcement thereof). Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, Secured Cash Management Agreements or Secured Hedge Agreements, the obligations of each Guarantor under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law. 144 US-DOCS\146702970.6149986608.7

10.02 Obligations Unconditional. The obligations of the Guarantors under Section 10.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, Secured Cash Management Agreements or Secured Hedge Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 10.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Article X until such time as the Obligations have been paid in full and the Commitments have expired or terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above: (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived; (b) any of the acts mentioned in any of the provisions of any of the Loan Documents, any Secured Cash Management Agreement or Secured Hedge Agreement between any Loan Party and any Secured Party, or any Affiliate of a Secured Party, or any other agreement or instrument referred to in the Loan Documents, such Secured Cash Management Agreements or Secured Hedge Agreements shall have been performed or shall have not been performed; (c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents, any Secured Cash Management Agreement or Secured Hedge Agreement between any Loan Party and any Secured Party, or any Affiliate of a Secured Party, or any other agreement or instrument referred to in the Loan Documents, such Secured Cash Management Agreements or Secured Hedge Agreements shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with; (d) any Lien granted to, or in favor of, the Administrative Agent or any Secured Party or Secured Parties as security for any of the Obligations shall fail to attach or be perfected; or (e) any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor). With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices (other than notices expressly required to be given to such Guarantor under this Agreement or notices required by, and unable to be waived under, applicable Law) whatsoever, and any requirement that the Administrative Agent or any Secured Party exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents, any Secured Cash Management Agreement or Secured Hedge Agreement between any Loan Party and any Secured Party, or any Affiliate of a Secured Party, or any other agreement or instrument referred to in the Loan Documents, such Secured Cash Management Agreements or Secured Hedge Agreements, or against any other Person under any other guarantee of, or security for, any of the Obligations. 10.03 Reinstatement. The obligations of the Guarantors under this Article X shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the 145 US-DOCS\146702970.6149986608.7

Administrative Agent and each Secured Party on demand for all reasonable costs and expenses (including, without limitation, the fees, charges and disbursements of counsel) incurred by the Administrative Agent or such Secured Party in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law. 10.04 Certain Additional Waivers. Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 10.02 and through the exercise of rights of contribution pursuant to Section 10.06. 10.05 Remedies. The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Secured Parties, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 8.02) for purposes of Section 10.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 10.01. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Secured Parties may exercise their remedies thereunder in accordance with the terms thereof. 10.06 Rights of Contribution. The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under applicable Law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Guarantors under the Loan Documents and no Guarantor shall exercise such rights of contribution until all Obligations have been paid in full and the Commitments have terminated. 10.07 Condition of Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such Guarantor requires, and that none of the Secured Parties has any duty, and no Guarantor is relying on the Secured Parties at any time, to disclose to the Guarantors any information relating to the business, operations or financial condition of the Borrower or any other guarantor (the Guarantors waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same). 10.08 Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of the security interest hereunder, in each case, by any other Qualified ECP Guarantor, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each such Qualified ECP Guarantor with respect to such Swap Obligation as may be needed by such Qualified ECP Guarantor from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 10.08 voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Qualified ECP Guarantor for all purposes of the Commodity Exchange Act. 146 US-DOCS\146702970.6149986608.7

ARTICLE XI. MISCELLANEOUS 11.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent (provided that any term or provision of Section 7.11, or the definition of “First Lien Net Leverage Ratio” (or any of its component definitions (as used in such Section 7.11 but not as used in other Sections of this Agreement and for purposes of Section 7.11 only)) shall only require the consent of the Required Revolving Lenders), and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) waive any condition set forth in Section 4.01 (or, in the case of the initial Credit Extension, Section 4.02), without the written consent of each Lender; (b) without limiting the generality of clause (a) above, waive any condition set forth in Section 4.02 as to any Credit Extension under a particular Facility without the written consent of the Required Revolving Lenders or the Required Term Lenders, as the case may be; (c) extend or increase the Commitment of a Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender whose Commitment is being extended or increased (it being understood and agreed that an amendment, modification or waiver of any condition precedent set forth in Section 4.02, waiver of any Default or Event of Default or waiver of any mandatory prepayment is not considered an extension or increase in Commitments of any Lender); (d) postpone any date fixed by this Agreement or any other Loan Document for any payment (it being understood that a waiver of any condition precedent or the waiver of any Default, Event of Default or mandatory prepayment will not constitute an extension or postponement of a date for payment) of principal, interest, fees or other amounts due to the Lenders (or any of them, including without limitation, date of maturity) hereunder or under such other Loan Document without the written consent of each Lender entitled to receive such payment; (e) reduce the principal (it being understood that a waiver of any condition precedent or the waiver of any Default, Event of Default or mandatory prepayment will not constitute a reduction in principal) of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the proviso below to this Section 11.01 in connection with the Fee Letter) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such amount; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate; (f) change (i) the definition of “Applicable Percentage” without the written consent of each Lender, (ii) Section 8.03 or Section 2.13 in a manner that would alter the pro rata sharing and/or priority of payments required thereby without the written consent of each Lender or (iii) the order of application of any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05 respectively, in any manner that materially and adversely affects the Lenders under a Facility without the written consent of (i) if such Facility is the Term Facility, the Required Term Lenders, and (ii) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders; (g) change (i) any provision of this Section 11.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the 147 US-DOCS\146702970.6149986608.7 definitions specified in clause (ii) of this Section 11.01(g)), without the written consent of each Lender or (ii) the definition of “Required Revolving Lenders” or “Required Term Lenders” without the written consent of each Lender under the applicable Facility; (h) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender whose Obligations are secured by such Collateral, except to the extent the release of any Collateral is permitted pursuant to the Loan Documents (in which case such release may be made by the Administrative Agent acting alone); (i) release all or substantially all of the value of the Guaranty, without the written consent of each Lender whose Obligations are Guaranteed thereby, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone); (j) impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of (i) if such Facility is the Term Facility, the Required Term Lenders, and (ii) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders; and (k) subordinate the Obligations hereunder or the Liens granted hereunder or under the other Loan Documents, to any other Indebtedness or Lien (including without limitation any Indebtedness or Lien issued under this Agreement or any other agreement), as the case may be without the written consent of Lenders holding at least 66 2/3% of the outstanding Obligations and unfunded Commitments; provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to any Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to any Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to any Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; (v) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein, (vi) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders and (vii) any amendment or waiver that by its terms affects the rights or duties of Lenders holding loans or commitments of a particular class (but not the Lenders holding loans or commitments of any other class) will require only the requisite percentage in interest of the affected class of Lenders that would be required to consent thereto if such class of Lenders were the only class of Lenders. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender, (y) the principal amount owing to a Defaulting Lender may not be reduced without the consent of such Lender and (z) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding any provision herein to the contrary, in addition to any amendment authorized by Section 2.17 and Section 2.18, this Agreement may be amended with the written consent of the Required Lenders, the Administrative Agent and the Borrower (1) to add one or more additional revolving credit or term loan facilities to this Agreement and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing 148 US-DOCS\146702970.6149986608.7 facilities hereunder) in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (2) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent and approved by the Required Lenders, the Lenders providing such additional credit facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder. If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Borrower may replace such Non-Consenting Lender in accordance with Section 11.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph). In addition, notwithstanding anything to the contrary contained in this Section 11.01 but subject to Section 9.10 and Section 9.11, no amendment, modification or waiver of this Agreement or any Loan Document altering the ratable treatment of Obligations arising under any Secured Hedge Agreement or Secured Cash Management Agreement resulting in such Obligations being junior in right of payment to principal on the Loans or resulting in Obligations owing to any Hedge Bank or any Cash Management Bank becoming unsecured (other than releases of Liens permitted in accordance with the terms hereof), in each case in a manner materially adverse to any Hedge Bank or any Cash Management Bank, shall be effective without the written consent of such Hedge Bank or such Cash Management Bank, as applicable. 11.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower or any other Loan Party, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Swing Line Lender, the L/C Issuer or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. 149 US-DOCS\146702970.6149986608.7

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Committed Loan Notices, Letter of Credit Applications and Swing Line Loan Notices) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly 150 US-DOCS\146702970.6149986608.7 given by or on behalf of a Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 11.04 Expenses; Indemnity; and Damage Waiver. (a) Costs and Expenses. The Loan Parties shall pay (i) all reasonable, documented and invoiced out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of a single counsel for the Administrative Agent and, if necessary, one local counsel in each relevant jurisdiction), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable, documented and invoiced out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable, documented and invoiced out-of-pocket expenses incurred by the Administrative Agent and each L/C Issuer (including the fees, charges and disbursements of a single counsel for the Administrative Agent and the L/C Issuers, taken as a whole and, if necessary, one local counsel in each relevant jurisdiction, including, in the case of any actual or perceived conflict of interest, one additional counsel, and, if necessary, one additional local counsel in each relevant material jurisdiction), in connection with the enforcement or protection of its rights after the occurrence of an Event of Default (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such reasonable, documented and invoiced out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Loan Parties. The Loan Parties shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses including the fees, charges and disbursements of one counsel for the Administrative Agent (and, in the case of an actual or perceived conflict 151 US-DOCS\146702970.6149986608.7 of interest, where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of an additional counsel for each group of affected Indemnitees similarly situated, taken as a whole), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) other than such Indemnitee and its Related Parties, arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials at, on, under or emanating from any property owned, leased or operated by a Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to a Loan Party or any of its Subsidiaries or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee or the Borrower or any other Loan Party is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (A) the gross negligence or willful misconduct of such Indemnitee or (B) a material breach of the obligations of such Indemnitee (except if such Indemnitee is the Administrative Agent) under the Loan Documents, (y) result from a material claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (z) result from claims of any Indemnitee solely against one or more other Indemnitees (and not by one or more Indemnitees against the Administrative Agent or the Arrangers in such capacity) that have not resulted from the action, inaction, participation or contribution of the Borrower or its Subsidiaries or any of their respective officers, directors, stockholders, partners, members, employees, agents, representatives or advisors. This Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, liabilities or related expenses arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by them to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, no Loan Party shall assert, and each Loan Party hereby waives any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any 152 US-DOCS\146702970.6149986608.7

agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipient by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction. (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor. (f) Survival. The agreements in this Section and the indemnity provision of Section 11.02(e) shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 11.05 Payments Set Aside. To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery and as permitted by applicable Law, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under other Loan Documents without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.06(b), (ii) by way of participation in accordance with the provisions of Section 11.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.06(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 11.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts. 153 US-DOCS\146702970.6149986608.7

(A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and/or the Loans at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds that equal at least the amount specified in subsection (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default under Section 8.01(a) or (f) has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld, delayed or conditioned); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single assignee (or to an assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s Loans and Commitments, and rights and obligations with respect thereto assigned, except that this clause (ii) shall not (A) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among the revolving credit facility provided hereunder and any separate revolving credit or term loan facilities provided pursuant to the last paragraph of Section 11.01 on a non-pro rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld, delayed or conditioned) shall be required unless (1) an Event of Default under Section 8.01(a) or (f) has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned) shall be required for assignments in respect of (i) any unfunded Term Commitment or any Revolving Credit Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and (C) the consent of the L/C Issuer and the Swing Line Lender (such consent not to be unreasonably withheld, delayed or conditioned) shall be required for any assignment in respect of the Revolving Credit Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in 154 US-DOCS\146702970.6149986608.7 the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, together with any documentation required pursuant to Section 3.01(e) certifying that no withholding is required. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person. (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (vii) Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. In addition, the Administrative Agent shall maintain on the Register information regarding the designation (and revocation) of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. 155 US-DOCS\146702970.6149986608.7

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (c) through (j) of the first proviso to Section 11.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(e) (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other Obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or Federal Home Loan Bank (including the Federal Home Loan Bank of New York); provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time BMO Harris Bank N.A. assigns all of its Revolving Credit Commitment and Revolving Credit Loans pursuant to Section 11.06(b), BMO Harris Bank N.A. may, (i) upon 156 US-DOCS\146702970.6149986608.7

30 days’ notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of BMO Harris Bank N.A. as L/C Issuer or Swing Line Lender, as the case may be. If BMO Harris Bank N.A. resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If BMO Harris Bank N.A. resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to BMO Harris Bank N.A. to effectively assume the obligations of BMO Harris Bank N.A. with respect to such Letters of Credit. 11.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties and to any direct or indirect contractual counterparty (or such contractual counterparty’s professional advisor) under any Swap Contract relating to Loans outstanding under this Agreement (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), provided that unless specifically prohibited or restricted by such regulatory authority, applicable Law or court order, the disclosing party shall endeavor to notify the Borrower substantially contemporaneously with any such disclosure (other than any such disclosure in connection with any examination of the disclosing party by such regulatory authority), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, provided that unless specifically prohibited by applicable Law or court order, the disclosing party shall endeavor to notify the Borrower of such request prior to any such disclosure, but only to the extent reasonably practicable under the circumstances and on the understanding that neither the Administrative Agent, the Lenders or the L/C Issuer shall incur any liability for failure to give such notice, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to a Loan Party and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. For purposes of this Section, “Information” means all information received from a Loan Party or any Subsidiary relating to the Loan Parties or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by such Loan Party or any Subsidiary. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. 157 US-DOCS\146702970.6149986608.7

Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws. 11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable Law and regardless of the adequacy of any collateral, to set off and apply, in accordance with the provisions of Section 2.13, any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office or Affiliate of such Lender or the L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 11.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Committed Loan Notices, waivers 158 US-DOCS\146702970.6149986608.7 and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 11.13 Replacement of Lenders. If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with applicable Laws; and 159 US-DOCS\146702970.6149986608.7

(e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent; provided that the failure by such Non-Consenting Lender to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such Non-Consenting Lender and the mandatory assignment of such Non-Consenting Lender’s Commitments and outstanding Loans and participations in L/C Obligations and Swing Line Loans pursuant to this Section 11.13 shall nevertheless be effective without the execution by such Non-Consenting Lender of an Assignment and Assumption. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. 11.14 Governing Law; Jurisdiction; Etc. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, BOROUGH OF MANHATTAN, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK SUPREME COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 160 US-DOCS\146702970.6149986608.7

11.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 11.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Loan Parties each acknowledge and agree that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers, and the Lenders are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers, and the Lenders, on the other hand, (B) each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, the Arrangers, and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Loan Party any of their respective Affiliates, or any other Person, and (B) neither the Administrative Agent, the Arrangers, nor any Lender has any obligation to any Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers, the Lenders, and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each Loan Party and their respective Affiliates, and neither the Administrative Agent, the Arrangers, nor any Lender has any obligation to disclose any of such interests to any Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 11.17 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Agreement or any document to be signed in connection with this Agreement and the transactions contemplated hereby (including, without limitation, Assignment and Assumptions, amendments or other Committed Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. 11.18 USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that (a) pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “USA PATRIOT Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or 161 US-DOCS\146702970.6149986608.7 the Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act, and (b) pursuant to the Beneficial Ownership Regulation, it is required to obtain a Beneficial Ownership Certification. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” an anti-money laundering rules and regulations, including the USA PATRIOT Act. 11.19 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 11.21 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 162 US-DOCS\146702970.6149986608.7

(a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent or any of the Arrangers or any of their respective Affiliates is not a fiduciary with respect to assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any document related hereto or thereto). 11.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (i) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the 163 US-DOCS\146702970.6149986608.7 foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (ii) As used in this Section 11.22, the following terms have the following meanings: (A) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. (B) “Covered Entity” means any of the following: (1) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (2) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (3) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. (D) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW.] 164 US-DOCS\146702970.6149986608.7